Exhibit 4.3

Execution Copy

SALE AND SERVICING

AGREEMENT

among

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2009-1,

Issuer,

AFS SENSUB CORP.,

Seller,

AMERICREDIT FINANCIAL SERVICES, INC.,

Servicer,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Backup Servicer and Trust Collateral Agent

Dated as of October 21, 2009

i

ii

SCHEDULES

Schedule A	Schedule of Receivables
Schedule B	Representations and Warranties of the Seller and the Servicer
Schedule C	Servicing Policies and Procedures

EXHIBITS

Exhibit A	Form of Servicer’s Certificate

iii

SALE AND SERVICING AGREEMENT dated as of October 21, 2009, among AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2009-1, a Delaware statutory trust (the “Issuer”), AFS SENSUB CORP., a Nevada corporation (the “Seller”), AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation (the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as Backup Servicer and Trust Collateral Agent.

WHEREAS the Issuer desires to purchase a portfolio of receivables arising in connection with motor vehicle retail installment sale contracts made by AmeriCredit Financial Services, Inc. or an Originating Affiliate or acquired by AmeriCredit Financial Services, Inc. or an Originating Affiliate through motor vehicle dealers and third party lenders;

WHEREAS the Seller has purchased such receivables from AmeriCredit Financial Services, Inc. and is willing to sell such receivables to the Issuer;

WHEREAS the Servicer is willing to service all such receivables;

WHEREAS the Backup Servicer is willing to provide backup servicing for all such receivables;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Definitions. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

“Accelerated Principal Amount” for a Distribution Date will equal the lesser of

(x) the excess, if any, of the amount of Available Funds on such Distribution Date over the amounts payable on such Distribution Date pursuant to clauses (i) through (xiii) of Section 5.7(a); and

(y) the excess, if any, on such Distribution Date of (i) the Pro Forma Note Balance for such Distribution Date over (ii) the Required Pro Forma Note Balance for such Distribution Date.

“Accountants’ Report” means the report of a firm of nationally recognized Independent Accountants described in Section 4.11.

“Accounting Date” means, with respect to any Collection Period the last day of such Collection Period.

“Affiliate” means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Aggregate Principal Balance” means, with respect to any date of determination, the sum of the Principal Balances for all Receivables (other than (i) any Receivable that became a Liquidated Receivable prior to the end of the related Collection Period and (ii) any Receivable that became a Purchased Receivable prior to the end of the related Collection Period) as of the date of determination.

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“AmeriCredit” means AmeriCredit Financial Services, Inc.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service contracts, car club and warranty contracts, other items customarily financed as part of motor vehicle retail installment sale contracts or promissory notes, and related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Auto Loan Purchase and Sale Agreement” means any agreement between a Third-Party Lender and AmeriCredit or an Originating Affiliate relating to the acquisition of Receivables from a Third-Party Lender by AmeriCredit or an Originating Affiliate.

“Available Funds” means, with respect to any Distribution Date, the sum of (i) the Collected Funds for the related Collection Period, (ii) all Purchase Amounts deposited in the Trust Accounts during the related Collection Period, plus Investment Earnings with respect to the Trust Accounts for the related Collection Period, (iii) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.3 of the Indenture since the preceding Distribution Date by the Trust Collateral Agent for distribution pursuant to Section 5.6 and Section 5.8 of the Indenture, (iv) the proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 and (v) amounts, if any, released from the Reserve Account pursuant to Section 5.8(a)(iii)(B) hereof on such Distribution Date.

“Backup Servicer” means Wells Fargo Bank, National Association so long as it is the Indenture Trustee hereunder, or any successor backup servicer appointed in accordance with Section 8.7.

“Base Servicing Fee” means, with respect to any Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to the product of (i) the Servicing Fee Rate times (ii) the aggregate Principal Balance of the Receivables as of the opening of business on the first day of such Collection Period (or in the case of the first Distribution Date, October 22, 2009) times (iii) one-twelfth (or in the case of the first Distribution Date, the actual number of days during the Collection Period divided by 360).

“Basic Documents” means this Agreement, the Certificate of Trust, the Trust Agreement, the Indenture, the Custodian Agreement, the Lockbox Account Agreement, the Lockbox Processing Agreement, the Underwriting Agreement, the Purchase Agreement and other documents and certificates delivered in connection therewith.

“Business Day” means any day other than a Saturday, a Sunday, a legal holiday or other day on which commercial banking institutions located in Wilmington, Delaware, Fort Worth, Texas, Minneapolis, Minnesota or New York, New York or any other location of any successor Servicer, successor Owner Trustee or successor Trust Collateral Agent are authorized or obligated by law, executive order or governmental decree to be closed.

“Certificate” means the trust certificate evidencing the beneficial interest of the Certificateholder in the Trust.

“Certificateholder” means the Person in whose name the Certificate is registered.

“Class” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, and the Class C Notes, as the context requires.

“Class A Notes” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Class A Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (iii) of Section 5.7(a) on such Distribution Date.

“Class A-1 Notes” has the meaning assigned to such term in the Indenture.

“Class A-2 Notes” has the meaning assigned to such term in the Indenture.

“Class A-3 Notes” has the meaning assigned to such term in the Indenture.

“Class A-4 Notes” has the meaning assigned to such term in the Indenture.

“Class B Notes” has the meaning assigned to such term in the Indenture.

“Class B Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes and of the Class B Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the Class A Principal Parity Amount for such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (vi) of Section 5.7(a) on such Distribution Date.

“Class C Notes” has the meaning assigned to such term in the Indenture.

“Class C Principal Parity Amount” means, with respect to any Distribution Date, the lesser of (I) the excess of (A) the excess, if any, of (x) the aggregate remaining principal balance of the Class A Notes, of the Class B Notes and of the Class C Notes, in each case immediately prior to such Distribution Date over (y) the Pool Balance as of the end of the immediately preceding Collection Period over (B) the sum of the Class A Principal Parity Amount and the Class B Principal Parity Amount for such Distribution Date and (II) the amount of Total Available Funds remaining on deposit in the Collection Account after the funding of the items described in clauses (i) through (ix) of Section 5.7(a) on such Distribution Date.

“Closing Date” means November 10, 2009.

“Collateral Insurance” shall have the meaning set forth in Section 4.4(a).

“Collected Funds” means, with respect to any Collection Period, the amount of funds in the Collection Account representing collections on the Receivables during such Collection Period, including all Net Liquidation Proceeds collected during such Collection Period (but excluding any Purchase Amounts).

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Collection Period” means, with respect to the first Distribution Date, the period beginning on the close of business on October 21, 2009 and ending on the close of business on November 30, 2009. With respect to each subsequent Distribution Date, “Collection Period” means the period beginning on the close of business on the last day of the second preceding calendar month and ending on the close of business on the last day of the immediately preceding calendar month. Any amount stated “as of the close of business of the last day of a Collection Period” shall give effect to the following calculations as determined as of the end of the day on such last day: (i) all applications of collections and (ii) all distributions.

“Collection Records” means all manually prepared or computer generated records relating to collection efforts or payment histories with respect to the Receivables.

“Commission” means the United States Securities and Exchange Commission.

“Computer Tape” means the computer tapes or other electronic media furnished by the Servicer to the Issuer and its assigns describing certain characteristics of the Receivables as of the Cutoff Date.

“Contract” means a motor vehicle retail installment sale contract or promissory note.

“Controlling Party” means the Trust Collateral Agent, for the benefit of the Noteholders.

“Corporate Trust Office” means (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee, which at the time of execution of this agreement is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, and (ii) with respect to the Trustee, the Trust Collateral Agent and the Backup Servicer, the principal office thereof at which at any particular time its corporate trust business shall be administered, which at the time of execution of this agreement is Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Office.

“Cram Down Loss” means, with respect to a Receivable that has not become a Liquidated Receivable, if a court of appropriate jurisdiction in a proceeding related to an Insolvency Event shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring the Scheduled Receivables Payments to be made on a Receivable, an amount equal to (i) the excess of the Principal Balance of such Receivable immediately prior to such order over the Principal Balance of such Receivable as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such Receivable, the excess of the Principal Balance of such Receivable immediately prior to such order over the net present value (using as the discount rate the higher of the APR on such Receivable or the rate of interest, if any, specified by the court in such order) of the Scheduled Receivables Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date of issuance of such order.

“Custodian” means AmeriCredit and any other Person named from time to time as custodian in any Custodian Agreement acting as agent for the Trust Collateral Agent, which Person must be acceptable to the Controlling Party (the Custodian as of the Closing Date is acceptable to the Controlling Party).

“Custodian Agreement” means any Custodian Agreement from time to time in effect between the Custodian named therein and the Trust Collateral Agent, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, which Custodian Agreement and any amendments, supplements or modifications thereto shall be acceptable to the Controlling Party.

“Cutoff Date” means October 21, 2009.

“Dealer” means a dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to AmeriCredit or an Originating Affiliate under a Dealer Agreement or pursuant to a Dealer Assignment.

“Dealer Agreement” means any agreement between a Dealer and AmeriCredit or an Originating Affiliate relating to the acquisition of Receivables from a Dealer by AmeriCredit or an Originating Affiliate.

“Dealer Assignment” means, with respect to a Receivable, the executed assignment executed by a Dealer conveying such Receivable to AmeriCredit or an Originating Affiliate.

“Delivery” when used with respect to Trust Account Property means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Trust Collateral Agent by physical delivery to the Trust Collateral Agent endorsed to, or registered in the name of, the Trust Collateral Agent or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by delivery thereof to the Trust Collateral Agent of such certificated security endorsed to, or registered in the name of, the Trust Collateral Agent or (ii) by delivery thereof to a “clearing corporation” (as defined in Section 8-102(a)(5) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Trust Collateral Agent by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Trust Collateral Agent (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Trust Collateral Agent or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a “depository” pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Trust Collateral Agent’s securities account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Trust Collateral Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trust Collateral Agent, consistent with changes in applicable law or regulations or the interpretation thereof;

(c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Trust Collateral Agent or its nominee or custodian who either (i) becomes the registered owner on behalf of the Trust Collateral Agent or (ii) having previously become the registered owner, acknowledges that it holds for the Trust Collateral Agent; and

(d) with respect to any item of Trust Account Property that is a financial asset under Article 8 of the UCC and that is not governed by clause (b) above, causing the securities intermediary to indicate on its books and records that such financial asset has been credited to a securities account of the Trust Collateral Agent.

“Determination Date” means, with respect to any Collection Period, the second Business Day prior to the related Distribution Date.

“Distribution Date” means, with respect to each Collection Period, the fifteenth day of the following calendar month, or, if such day is not a Business Day, the immediately following Business Day, commencing December 15, 2009. If AmeriCredit is no longer acting as Servicer, the distribution date may be a different day of the month.

“Electronic Ledger” means the electronic master record of the retail installment sales contracts or installment loans of the Servicer.

“Eligible Deposit Account” means a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as (i) any of the securities of such depository institution have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade and (ii) such depository institutions’ deposits are insured by the FDIC.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or portion of such obligation for the benefit of the holders of such depository receipts); provided, however, that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Distribution Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor’s of A-1+ and from Moody’s of Prime-1;

(c) commercial paper and demand notes investing solely in commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor’s of A-1+ and from Moody’s of Prime-1;

(d) investments in money market funds (including funds for which the Trust Collateral Agent or the Owner Trustee in each of their individual capacities or any of their respective Affiliates is investment manager, controlling party or advisor) having a rating from Standard & Poor’s of AAA-m or AAAm-G and from Moody’s of Aaa;

(e) bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above;

(g) any other investment which would satisfy the Rating Agency Condition and is consistent with the ratings of the Securities or any other investment that by its terms converts to cash within a finite period, if the Rating Agency Condition is satisfied with respect thereto; and

(h) cash denominated in United States dollars.

Any of the foregoing Eligible Investments may be purchased by or through the Owner Trustee or the Trust Collateral Agent or any of their respective Affiliates.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FDIC” means the Federal Deposit Insurance Corporation.

“Final Scheduled Distribution Date” means with respect to (i) the Class A-1 Notes, the November 15, 2010 Distribution Date, (ii) the Class A-2 Notes, the November 15, 2012 Distribution Date, (iii) the Class A-3 Notes, the January 15, 2014 Distribution Date, (iv) the Class A-4 Notes, the December 15, 2014 Distribution Date, (v) the Class B Notes, the July 15, 2015 Distribution Date and (vi) the Class C Notes, the July 17, 2017 Distribution Date.

“Financed Vehicle” means an automobile or light-duty truck van or minivan, together with all accessions thereto, securing an Obligor’s indebtedness under the respective Receivable.

“Force-Placed Insurance” has the meaning ascribed thereto in Section 4.4 hereof.

“Indenture” means the Indenture dated as of October 21, 2009, between the Issuer and Wells Fargo Bank, National Association, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

“Independent Accountants” shall have the meaning set forth in Section 4.11(a).

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a petition against such Person or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation or such Person’s affairs, and such petition, decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insurance Add-On Amount” means the premium charged to the Obligor in the event that the Servicer obtains Force-Placed Insurance pursuant to Section 4.4.

“Insurance Policy” means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 hereof) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor.

“Interest Period” means, with respect to any Distribution Date, the period from and including the most recent Distribution Date on which interest has been paid (or in the case of the first Distribution Date, from and including the Closing Date) to, but excluding, the following Distribution Date. In the case of the first Distribution Date, the Interest Period shall be 35 days for each Class of Notes.

“Interest Rate” means, with respect to (i) the Class A-1 Notes, 0.33063% per annum (computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period), (ii) the Class A-2 Notes, 1.40% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (iii) the Class A-3 Notes, 2.21% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (iv) the Class A-4 Notes, 2.90% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months), (v) the Class B Notes, 3.76% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months) and (vi) the Class C Notes, 4.99% per annum (computed on the basis of a 360-day year consisting of twelve 30-day months).

“Investment Earnings” means, with respect to any date of determination and Trust Accounts, the investment earnings on amounts on deposit in such Trust Accounts on such date.

“Issuer” means AmeriCredit Prime Automobile Receivables Trust 2009-1.

“Issuer Secured Parties” means the Trustee in respect of the Trustee Issuer Secured Obligations.

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable state to a secured party which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title. In any jurisdiction in which the original certificate of title is required to be given to the Obligor, the term “Lien Certificate” shall mean only a certificate or notification issued to a secured party. For Financed Vehicles registered in states which issue confirmation of the lienholder’s interest electronically, the “Lien Certificate” may consist of notification of an electronic recordation, by either a third party service provider or the relevant Registrar of Titles of the applicable state, which indicates that the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title on the electronic lien and title system of the applicable state.

“Liquidated Receivable” means, with respect to any Collection Period, a Receivable for which, as of the last day of the Collection Period (i) 90 days have elapsed since the Servicer repossessed the Financed Vehicle; provided, however, that in no case shall 10% or more of a Scheduled Receivables Payment have become 210 or more days delinquent in the case of a repossessed Financed Vehicle, (ii) the Servicer has determined in good faith that all amounts it expects to recover have been received, (iii) 10% or more of a Scheduled Receivables Payment shall have become 120 or more days delinquent, except in the case of a repossessed Financed Vehicle, or (iv) that is, without duplication, a Sold Receivable.

“Liquidation Proceeds” means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable and, with respect to a Sold Receivable, the related Sale Amount.

“Liquidity” means, with respect to any date, (A) unrestricted cash on such date and (B) amounts available to be drawn under the credit facilities of AmeriCredit Corp. and its consolidated subsidiaries, as defined by GAAP, so long as AmeriCredit Corp. and its consolidated subsidiaries can satisfy all conditions precedent to borrowing such amounts under such facilities.

“Lockbox Account” means an account maintained on behalf of the Trust Collateral Agent by the Lockbox Bank pursuant to Section 4.2(d).

“Lockbox Account Agreement” means the Lockbox Account Agreement, dated as of October 21, 2009, by and among AmeriCredit, JPMorgan Chase Bank, N.A. and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time, unless the Trust Collateral Agent shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event “Lockbox Account Agreement” shall mean any replacement agreement therefor among the Servicer, the Trust Collateral Agent and the Lockbox Bank.

“Lockbox Agreements” means collectively, the Lockbox Account Agreement and the Lockbox Processing Agreement.

“Lockbox Bank” means a depository institution named by the Servicer and acceptable to the Controlling Party.

“Lockbox Processing Agreement” means the Lockbox Processing Agreement, dated as of October 21, 2009, by and among the Lockbox Processor, the Servicer and the Trust Collateral Agent, as such agreement may be amended or supplemented from time to time.

“Lockbox Processor” means Regulus Group II LLC, or its successors or assigns.

“Majority Noteholders” means the Holders of Notes representing a majority of the principal balance of the most senior Class of Notes then outstanding.

“Matured Principal Shortfall” means, with respect to any Distribution Date and for any Class of Notes which would have a remaining principal balance greater than zero on such Distribution Date, after taking into account the payment of all other principal amounts to such Class on such Distribution Date, and as to which such Distribution Date is either the Final Scheduled Distribution Date for such Class, or a Distribution Date subsequent to such Final Scheduled Distribution Date, the remaining principal balance of such Class on such Distribution Date, after taking into account the payment of all other principal amounts to such Class on such Distribution Date.

“Minimum Sale Price” means (i) with respect to a Receivable (x) that has become 30 to 210 days delinquent or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has been repossessed by the Servicer and has not yet been sold at auction, the product of the three month rolling average recovery rate (expressed as a percentage) for the Servicer in its liquidation of all receivables for which it acts as servicer, either pursuant to this Agreement or otherwise, multiplied by the Principal Balance of such Receivable or (ii) with respect to a Receivable (x) with respect to which the related Financed Vehicle has been repossessed by the Servicer and has been sold at auction and the Net Liquidation Proceeds for which have been deposited in the Collection Account, or (y) that has become greater than 210 days delinquent and with respect to which the related Financed Vehicle has not been repossessed by the Servicer despite the Servicer’s diligent efforts, consistent with its servicing obligations, to repossess the Financed Vehicle, $1.

“Monthly Records” means all records and data maintained by the Servicer with respect to the Receivables, including the following with respect to each Receivable: the account number; the originating Dealer; Obligor name; Obligor address; Obligor home phone number; Obligor business phone number; original Principal Balance; original term; Annual Percentage Rate; current Principal Balance; current remaining term; origination date; first payment date; final scheduled payment date; next payment due date; date of most recent payment; new/used classification; collateral description; days currently delinquent; number of contract extensions (months) to date; and amount of Scheduled Receivables Payment.

“Monthly Tape” has the meaning set forth in Section 4.13 hereof.

“Moody’s” means Moody’s Investors Service, Inc. or its successor.

“Net Liquidation Proceeds” means, with respect to a Liquidated Receivable, Liquidation Proceeds net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1.

“Note Pool Factor” for each Class of Notes as of the close of business on any date of determination means a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes divided by the original outstanding principal amount of such Class of Notes.

“Noteholders’ Distributable Amount” means, with respect to any Distribution Date, the sum of the Noteholders’ Principal Distributable Amount and the Noteholders’ Interest Distributable Amount.

“Noteholders’ Interest Carryover Amount” means, with respect to any Class of Notes and any date of determination, all or any portion of the Noteholders’ Interest Distributable Amount for the Class of Notes for the immediately preceding Distribution Date which remains unpaid as of such date of determination, plus interest on such unpaid amount, to the extent permitted by law, at the respective Interest Rate borne by the applicable Class of Notes from such immediately preceding Distribution Date to but excluding such date of determination.

“Noteholders’ Interest Distributable Amount” means, with respect to any Distribution Date and Class of Notes, the sum of the Noteholders’ Monthly Interest Distributable Amount for such Distribution Date and each Class of Notes and the Noteholders’ Interest Carryover Amount, if any for such Distribution Date and each such Class. Interest on the Class A-1 Notes shall be computed on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period; interest on all other Classes of Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months, except with respect to the first Interest Period when the Interest Period with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes will be 35 days.

“Noteholders’ Monthly Interest Distributable Amount” means, with respect to any Distribution Date and any Class of Notes, interest accrued at the respective Interest Rate during the applicable Interest Period on the principal amount of the Notes of such Class outstanding as of the end of the prior Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date), calculated (x) for the Class A-1 Notes on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period and (y) for all other Classes of Notes on the basis of a 360-day year consisting of twelve 30-day months (without adjustment for the actual number of business days elapsed in the applicable Interest Period), except with respect to the first Interest Period.

“Noteholders’ Principal Carryover Amount” means, as of any date of determination, all or any portion of the Noteholders’ Principal Distributable Amount from the preceding Distribution Date which remains unpaid as of such date of determination.

“Noteholders’ Principal Distributable Amount” means, with respect to any Distribution Date, (other than the Final Scheduled Distribution Date for any Class of Notes), the sum of the Principal Distributable Amount for such Distribution Date and the Noteholders’ Principal Carryover Amount, if any, as of the close of the preceding Distribution Date. The Noteholders’ Principal Distributable Amount on the Final Scheduled Distribution Date for any Class of Notes will equal the sum of (i) the Principal Distributable Amount for such Distribution Date, (ii) the Noteholders’ Principal Carryover Amount as of such Distribution Date, and (iii) the excess of the outstanding principal amount of such Class of Notes, if any, over the amounts described in clauses (i) and (ii).

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officers’ Certificate” means a certificate signed by the chief executive officer, the president, any executive vice president, any senior vice president, any vice president, any assistant vice president, any treasurer, any assistant treasurer, any secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

“Opinion of Counsel” means a written opinion of counsel satisfactory in form and substance to the Trust Collateral Agent.

“Original Pool Balance” means the Pool Balance as of the Cutoff Date.

“Originating Affiliate” means an Affiliate of AmeriCredit that has originated Receivables and assigned its full interest therein to AmeriCredit.

“Other Conveyed Property” means all property conveyed by the Seller to the Trust pursuant to Section 2.1(b) through (i) of this Agreement.

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, its successors in interest or any successor Owner Trustee under the Trust Agreement.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning assigned to such term in the definition of “Delivery” above.

“Pool Balance” means, as of any date of determination, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) at the end of the preceding calendar month.

“Principal Balance” means, with respect to any Receivable, as of any date, the sum of (x) the Amount Financed minus (i) that portion of all amounts received on or prior to such date and allocable to principal in accordance with the terms of the Receivable and (ii) any Cram Down Loss in respect of such Receivable plus (y) the accrued and unpaid interest on such Receivable.

“Principal Distributable Amount” means, with respect to any Distribution Date, the amount equal to the excess, if any, of (x) the sum of (i) the principal portion of all Collected Funds received during the immediately preceding Collection Period (other than Liquidated Receivables and Purchased Receivables), (ii) the Principal Balance of all Receivables that became Liquidated Receivables during the related Collection Period (other than Purchased Receivables), (iii) the principal portion of the Purchase Amounts received with respect to all Receivables that became Purchased Receivables during the related Collection Period, (iv) the aggregate amount of Cram Down Losses that shall have occurred during the related Collection Period; and (v) following the acceleration of the Notes pursuant to Section 5.2 of the Indenture, the amount of money or property collected pursuant to Section 5.4 of the Indenture since the preceding Determination Date by the Trust Collateral Agent for distribution pursuant to Section 5.7 hereof over (y) the Step-Down Amount, if any, for such Distribution Date.

“Pro Forma Note Balance” means, with respect to any Distribution Date, the aggregate remaining principal amount of the Notes outstanding on such Distribution Date, after giving effect to distributions pursuant to clauses (i) through (xii) of Section 5.7(a) hereof.

“Prospectus Supplement” means the prospectus supplement, dated as of November [__], 2009, relating to the offering of the Notes, as filed with the Commission.

“Purchase Agreement” means the Purchase Agreement between the Seller and AmeriCredit, dated as of October 21, 2009, pursuant to which the Seller acquires the Receivables, as such Agreement may be amended from time to time.

“Purchase Amount” means, with respect to a Purchased Receivable, the Principal Balance and all accrued and unpaid interest on the Receivable, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Sections 4.2, 4.4(c) or 4.7 or repurchased by the Seller or the Servicer pursuant to Section 3.2 or Section 10.1(a).

“Rating Agency” means Moody’s and Standard & Poor’s. If no such organization or successor maintains a rating on the Securities, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Trust Collateral Agent, the Owner Trustee and the Servicer.

“Rating Agency Condition” means, with respect to any action, that Moody’s and Standard & Poor’s shall have been given 10 days’ (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that (a) with respect to Standard & Poor’s, such Rating Agency has notified the Seller, the Servicer, the Owner Trustee and the Trust Collateral Agent in writing that such action will not result in a reduction or withdrawal of the then current rating of any Class of Notes, and (b) with respect to Moody’s, such Rating Agency has not notified the Seller, the Servicer, the Owner Trustee or the Trust Collateral Agent in writing that such action will result in a reduction or withdrawal of the then current rating of any Class of Notes.

“Realized Losses” means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance of such Liquidated Receivable over Net Liquidation Proceeds to the extent allocable to principal.

“Receivables” means the Contracts listed on Schedule A attached hereto (which Schedule may be in the form of microfiche or a disk).

“Receivable Files” means the documents specified in Section 3.3.

“Record Date” means, with respect to each Distribution Date, the Business Day immediately preceding such Distribution Date, unless otherwise specified in the Indenture.

“Registrar of Titles” means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Regulation AB” means Subpart 229.1100- Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506,1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Required Pro Forma Note Balance” means, with respect to any Distribution Date, a dollar amount equal to (x) the Pool Balance as of the end of the prior calendar month minus (y) the excess of (i) 31.25% of the Pool Balance as of the end of the prior calendar month over (ii) the Specified Reserve Balance.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.1(a)(iii) hereof.

“Reserve Account Deposit Amount” means, with respect to any Distribution Date, the lesser of (x) the excess of (i) the Specified Reserve Balance over (ii) the amount on deposit in the Reserve Account on such Distribution Date, after taking into account the amount of any Reserve Account Withdrawal Amount on such Distribution Date and (y) the amount remaining in the Collection Account after taking into account the distributions therefrom described in clauses (i) through (xii) of Section 5.7(a).

“Reserve Account Withdrawal Amount” means, with respect to any Distribution Date, the lesser of (x) any shortfall in the amount of Available Funds available to pay the amounts specified in clauses (i) through (xi) of Section 5.7(a) (taking into account application of Available Funds to the priority of payments specified in Section 5.7(a) and ignoring any provision hereof which otherwise limits the amounts described in such clauses to the amount of funds available) and (y) the amount on deposit in the Reserve Account on such Distribution Date prior to application of amounts on deposit therein pursuant to Section 5.8.

“Responsible Officer” means, with respect to any Person, any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, Treasurer, Assistant Treasurer, Secretary, Assistant Secretary, or any other officer of such Person customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

“Sale Amount” means, with respect to any Sold Receivable, the amount received from the related third-party purchaser as payment for such Sold Receivable.

“Sale and Servicing Agreement Collateral” has the meaning specified in Section 2.4 hereof.

“Schedule of Receivables” means the schedule of all motor vehicle retail installment sales contracts and promissory notes originally held as part of the Trust which is attached as Schedule A (which Schedule may be in the form of microfiche or a disk).

“Schedule of Representations” means the Schedule of Representations and Warranties attached hereto as Schedule B.

“Scheduled Receivables Payment” means, with respect to any Collection Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Collection Period. If after the Closing Date, the Obligor’s obligation under a Receivable with respect to a Collection Period has been modified so as to differ from the amount specified in such Receivable as a result of (i) the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or (iii) modifications or extensions of the Receivable permitted by Section 4.2(b), the Scheduled Receivables Payment with respect to such Collection Period shall refer to the Obligor’s payment obligation with respect to such Collection Period as so modified.

“Seller” means AFS SenSub Corp., a Nevada corporation, and its successors in interest to the extent permitted hereunder.

“Service Contract” means, with respect to a Financed Vehicle, the agreement, if any, financed under the related Receivable that provides for the repair of such Financed Vehicle.

“Servicer” means AmeriCredit Financial Services, Inc., as the servicer of the Receivables, and each successor servicer pursuant to Section 9.3.

“Servicer Termination Event” means an event specified in Section 9.1.

“Servicer’s Certificate” means an Officers’ Certificate of the Servicer delivered pursuant to Section 4.9, substantially in the form of Exhibit A.

“Servicing Fee” has the meaning specified in Section 4.8.

“Servicing Fee Rate” means 1.50% per annum.

“Simple Interest Method” means the method of allocating a fixed level payment on an obligation between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest on such obligation multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment under the obligation was made.

“Sold Receivable” means a Receivable that was more than 30 days delinquent and was sold to an unaffiliated third party by the Issuer, at the Servicer’s direction, as of the close of business on the last day of a Collection Period and in accordance with the provisions of Section 4.3(c) hereof.

“Specified Reserve Balance” means, with respect to any Distribution Date, $2,944,897.35; provided, that the Specified Reserve Balance will in no event exceed the outstanding principal amount of the Notes on such Distribution Date after giving effect to distributions pursuant to clauses (i) through (xii) of Section 5.7(a) hereof.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or its successor.

“Step-Down Amount” means, with respect to any Distribution Date, the excess, if any, of (x) the Required Pro Forma Note Balance over (y) the Pro Forma Note Balance on such Distribution Date, calculated for this purpose only without deduction for any Step-Down Amount (i.e., assuming that the entire amount described in clause (x) of the definition of “Principal Distributable Amount” is distributed as principal on the Notes); provided, however, that the Step-Down Amount in no event may exceed the amount that would reduce the positive difference, if any, of the Pool Balance minus the Pro Forma Note Balance, to an amount less than $2,944,897.35, which is 1.0% of the initial Pool Balance.

“Supplemental Servicing Fee” means, with respect to any Collection Period, all administrative fees, expenses and charges paid by or on behalf of Obligors, including late fees, prepayment fees and liquidation fees collected on the Receivables during such Collection Period but excluding any fees or expenses related to extensions.

“Third-Party Lender” means an entity that originated a loan to a consumer for the purchase of a motor vehicle and sold the loan to AmeriCredit [or an Originating Affiliate] pursuant to an Auto Loan Purchase and Sale Agreement.

“Third-Party Lender Assignment” means, with respect to a Receivable, the executed assignment executed by a Third-Party Lender conveying such Receivable to AmeriCredit or an Originating Affiliate.

“Titled Third-Party Lender” means a Third-Party Lender that has agreed to assist AmeriCredit or any successor servicer, to the extent necessary, with any repossession or legal action in respect of Financed Vehicles with respect to which such Third-Party Lender has assigned its full interest therein to AmeriCredit or an Originating Affiliate and is listed as first lienholder or secured party on the Lien Certificate relating to such Financed Vehicle.

“Total Available Funds” has the meaning assigned thereto in Section 5.7(a).

“Trust” means the Issuer.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.1.

“Trust Agreement” means the Trust Agreement dated as of October 14, 2009, between the Seller and the Owner Trustee, as amended and restated as of October 21, 2009, as the same may be amended and supplemented from time to time.

“Trust Collateral Agent” means the Person acting as Trust Collateral Agent hereunder, its successors in interest and any successor Trust Collateral Agent hereunder.

“Trust Officer” means, (i) in the case of the Trust Collateral Agent, the chairman or vice-chairman of the board of directors, any managing director, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trust Collateral Agent customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject, and (ii) in the case of the Owner Trustee, any officer in the corporate trust office of the Owner Trustee or any agent of the Owner Trustee under a power of attorney with direct responsibility for the administration of this Agreement or any of the Basic Documents on behalf of the Owner Trustee.

“Trust Property” means the property and proceeds conveyed pursuant to Section 2.1, together with certain monies paid on or after the Cutoff Date, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account, the Reserve Account (including all Eligible Investments therein and all proceeds therefrom), the Note Distribution Account (including all Eligible Investments therein and all proceeds therefrom) and certain other rights under this Agreement.

“Trustee” means the Person acting as Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction on the date of the Agreement.

SECTION 1.2. Other Definitional Provisions.

(a) Capitalized terms used herein and not otherwise defined herein have meanings assigned to them in the Indenture, or, if not defined therein, in the Trust Agreement.

(b) All terms defined in this Agreement shall have the defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c) As used in this Agreement, in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such instrument, certificate or other document, and accounting terms partly defined in this Agreement or in any such instrument, certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such instrument, certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such instrument, certificate or other document shall control.

(d) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

Conveyance of Receivables

SECTION 2.1. Conveyance of Receivables. In consideration of the Issuer’s delivery to or upon the order of the Seller on the Closing Date of the net proceeds from the sale of the Notes and the other amounts to be distributed from time to time to the Seller in accordance with the terms of this Agreement, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the Seller’s obligations set forth herein) and the Issuer hereby purchases, all right, title and interest of the Seller in and to the following property, whether now owned or existing or hereafter acquired or arising:

(a) the Receivables and all moneys received thereon after the Cutoff Date;

(b) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(c) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(d) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement or a Third-Party Lender pursuant to an Auto Loan Purchase and Sale Agreement as a result of a breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement;

(e) all rights under any Service Contracts on the related Financed Vehicles;

(f) the related Receivable Files;

(g) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(h) all of the Seller’s (i) Accounts, (ii) Chattel Paper, (iii) Documents, (iv) Instruments and (v) General Intangibles (as such terms are defined in the UCC) relating to the property described in (a) through (g); and

(i) all proceeds and investments with respect to items (a) through (h).

SECTION 2.2. [Reserved]

SECTION 2.3. Further Encumbrance of Trust Property.

(a) Immediately upon the conveyance to the Trust by the Seller of any item of the Trust Property pursuant to Section 2.1, all right, title and interest of the Seller in and to such item of Trust Property shall terminate, and all such right, title and interest shall vest in the Trust, in accordance with the Trust Agreement and Sections 3802 and 3805 of the Statutory Trust Statute (as defined in the Trust Agreement).

(b) Immediately upon the vesting of the Trust Property in the Trust, the Trust shall have the sole right to pledge or otherwise encumber, such Trust Property. Pursuant to the Indenture, the Trust shall grant a security interest in the Trust Property to the Trust Collateral Agent securing the repayment of the Notes. The Certificates shall represent the beneficial ownership interest in the Trust Property, and the Certificateholders shall be entitled to receive distributions with respect thereto as set forth herein.

(c) Following the payment in full of the Notes and the release and discharge of the Indenture, all covenants of the Issuer under Article III of the Indenture shall, until payment in full of the Certificates, remain as covenants of the Issuer for the benefit of the Certificateholders, enforceable by the Certificateholders to the same extent as such covenants were enforceable by the Noteholders prior to the discharge of the Indenture. Any rights of the Trustee under Article III of the Indenture, following the discharge of the Indenture, shall vest in Certificateholders.

(d) The Trust Collateral Agent shall, at such time as there are no Notes or Certificates outstanding and all sums due to (i) the Trustee pursuant to the Indenture and (ii) the Trust Collateral Agent pursuant to this Agreement and (iii) the Backup Servicer pursuant to this Agreement, have been paid, release any remaining portion of the Trust Property to the Seller.

SECTION 2.4. Intention of the Parties.

The execution and delivery of this Agreement shall constitute an acknowledgment by the Seller and the Issuer that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and Other Conveyed Property, for non-tax purposes, conveying good title thereto free and clear of any Liens, from the Seller to the Issuer, and that the Receivables and the Other Conveyed Property shall not be a part of the Seller’s estate in the event of a bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to the Seller. In the event that such conveyance is determined to be made as security for a loan made by the Issuer, the Noteholders or the Certificateholder to the Seller, the Seller hereby grants to the Issuer a security interest in all of the Seller’s right, title and interest in and to the following property for the benefit of the Issuer Secured Parties, whether now owned or existing or hereafter acquired or arising, and this Agreement shall constitute a security agreement under applicable law (collectively, the “Sale and Servicing Agreement Collateral”):

(i) the Receivables and all moneys received thereon after the Cutoff Date;

(ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

(iii) any proceeds and the right to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of the Receivables;

(iv) any proceeds from any Receivable repurchased by a Dealer pursuant to a Dealer Agreement or a Third-Party Lender pursuant to an Auto Loan Purchase and Sale Agreement as a result of a breach of representation or warranty in the related Dealer Agreement or Auto Loan Purchase and Sale Agreement;

(v) all rights under any Service Contracts on the related Financed Vehicles;

(vi) the related Receivable Files;

(vii) all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement, and the delivery requirements, representations and warranties and the cure and repurchase obligations of AmeriCredit under the Purchase Agreement;

(viii) all of the Seller’s (a) Accounts, (b) Chattel Paper, (c) Documents, (d) Instruments and (e) General Intangibles (as such terms are defined in the UCC) relating to the property described in (i) through (vii); and

(ix) all proceeds and investments with respect to items (i) through (viii).

ARTICLE III

The Receivables

SECTION 3.1. Representations and Warranties of Seller. The Seller hereby represents and warrants that each of the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B is true and correct on which the Issuer is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture and shall not be waived.

SECTION 3.2. Repurchase upon Breach.

(a) The Seller, the Servicer, the Backup Servicer, the Trust Collateral Agent or the Owner Trustee, as the case may be, shall inform the other parties to this Agreement promptly, by notice in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Section 3.1. As of the last day of the second (or, if the Seller so elects, the first) month following the discovery by the Seller or receipt by the Seller of notice of such breach, unless such breach is cured by such date, the Seller shall have an obligation to repurchase any Receivable in which the interests of the Noteholders are materially and adversely affected by any such breach as of such date. The “second month” shall mean the month following the month in which discovery occurs or notice is given, and the “first month” shall mean the month in which discovery occurs or notice is given. In consideration of and simultaneously with the repurchase of the Receivable, the Seller shall remit, or cause AmeriCredit to remit, to the Collection Account the Purchase Amount in the manner specified in Section 5.6 and the Issuer shall execute such assignments and other documents reasonably requested by such person in order to effect such repurchase. The sole remedy of the Issuer, the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer or the Noteholders with respect to a breach of representations and warranties pursuant to Section 3.1 and the agreement contained in this Section shall be the repurchase of Receivables pursuant to this Section, subject to the conditions contained herein or to enforce the obligation of AmeriCredit to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. Neither the Owner Trustee, the Trust Collateral Agent nor the Trustee shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the Seller, the Seller shall indemnify the Trust, the Trustee, the Backup Servicer, the Trust Collateral Agent and the officers, directors, agents and employees thereof, and the Noteholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

(b) Pursuant to Section 2.1 of this Agreement, the Seller conveyed to the Trust all of the Seller’s right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Purchase Agreement including the Seller’s rights under the Purchase Agreement and the delivery requirements, representations and warranties and the cure or repurchase obligations of

AmeriCredit thereunder. The Seller hereby represents and warrants to the Trust that such assignment is valid, enforceable and effective to permit the Trust to enforce such obligations of AmeriCredit under the Purchase Agreement. Any purchase by AmeriCredit pursuant to the Purchase Agreement shall be deemed a purchase by the Seller pursuant to this Section 3.2 and the definition of Purchased Receivable.

SECTION 3.3. Custody of Receivable Files.

(a) In connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement and simultaneously with the execution and delivery of this Agreement, the Trust Collateral Agent shall enter into the Custodian Agreement with the Custodian, dated as of October 21, 2009, pursuant to which the Trust Collateral Agent shall revocably appoint the Custodian, and the Custodian shall accept such appointment, to act as the agent of the Trust Collateral Agent as custodian of the following documents or instruments in its possession or control (the “Receivable Files”) which shall be delivered to the Custodian as agent of the Trust Collateral Agent on or before the Closing Date (with respect to each Receivable):

(i) The fully executed original (or with respect to “electronic chattel paper”, the authoritative copy) of the Contract; and

(ii) The Lien Certificate (when received), and otherwise such documents, if any, that AmeriCredit keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) as first lienholder or secured party (including any Lien Certificate received by AmeriCredit), or, if such Lien Certificate has not yet been received, a copy of the application therefor, showing AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) as secured party.

(b) If the Trust Collateral Agent is acting as the Custodian pursuant to Section 8 of the Custodian Agreement, the Trust Collateral Agent shall be deemed to have assumed the obligations of the Custodian (except for any liabilities incurred by the predecessor Custodian) specified in the Custodian Agreement until such time as a successor Custodian has been appointed. Upon payment in full of any Receivable, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 4.1 have been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer. Upon the sale of any Receivable pursuant to Section 4.3(c) hereof, the Servicer will notify the Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such sale which are required to be deposited in the Collection Account pursuant to Section 4.3(c) have been so deposited) and shall request delivery of the Receivable and Receivable File to the purchaser of such Receivable. From time to time as appropriate for servicing and enforcing any Receivable, the Custodian shall, upon written request of an officer of the Servicer and delivery to the Custodian of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The

Servicer’s receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section 3.2, 4.2 or 4.7.

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.1. Duties of the Servicer and the Backup Servicer

(a) The Servicer is hereby authorized to act as agent for the Trust and in such capacity shall manage, service, administer and make collections on the Receivables, and perform the other actions required by the Servicer under this Agreement. The Servicer agrees that its servicing of the Receivables shall be carried out in accordance with customary and usual procedures of institutions which service motor vehicle retail installment sales contracts and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others. In performing such duties, so long as AmeriCredit is the Servicer, it shall substantially comply with the policies and procedures described on Schedule C, as such policies and procedures may be updated from time to time. The Servicer’s duties shall include, without limitation, collection and posting of all payments, responding to inquiries of Obligors on the Receivables, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the collateral, complying with the terms of the Lockbox Agreements, accounting for collections and furnishing monthly and annual statements to the Trust Collateral Agent and the Trustee with respect to distributions, monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein.

The Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit, at the request of the Servicer, shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements and Auto Loan Purchase and Sale Agreements (and shall maintain possession of the Dealer Agreements and Auto Loan Purchase and Sale Agreements, to the extent it is necessary to do so), the Dealer Assignments, the Third-Party Lender Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments, Third-Party Lender Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust to execute and deliver, on behalf of the Trust, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor, except in accordance with the Servicer’s customary practices as reflected in the Servicing Policies and Procedures attached hereto as Schedule C.

The Servicer is hereby authorized to commence, in its own name or in the name of the Trust, a legal proceeding to enforce a Receivable pursuant to Section 4.3 or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Trust shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Trust to execute and deliver in the Servicer’s name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Trust Collateral Agent and the Owner Trustee shall furnish the Servicer with any limited powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

As set forth in Section 9.3, in the event the Servicer fails to perform its obligations hereunder, the Backup Servicer shall be responsible for the Servicer’s duties in this Agreement as if it were the Servicer, provided that the Backup Servicer shall not be liable for the Servicer’s breach of its obligations.

(b) The Backup Servicer shall have the following duties: (i) prior to the Closing Date, the Backup Servicer shall have conducted an on-site visit of the Servicer’s operations in connection with this or similar Agreements, (ii) shall conduct periodic on-site visits not more than every 12 months to meet with appropriate operations personnel to discuss any changes in processes and procedures that have occurred since the last visit, (iii) prior to the Closing Date, the Backup Servicer shall have completed all data-mapping, and (iv) not more than once per year, update or amend the data-mapping by effecting a data-map refresh upon receipt of written notice from the Servicer specifying updated or amended fields, if any, in (a) fields in the Monthly Tape or (b) fields confirmed in the original data-mapping referred to in clause (iii) above. Each on-site visit shall be at the cost of AmeriCredit.

SECTION 4.2. Collection of Receivable Payments; Modifications of Receivables; Lockbox Agreements.

(a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Auto Loan Purchase and Sale Agreements, the Third-Party Lender Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto, including directing the Issuer to sell the Receivables pursuant to Section 4.3(c) hereof. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

(b) The Servicer may (A) at any time agree to a modification or amendment of a Receivable in order to (i) not more than once per year, change the Obligor’s regular monthly due date to a date that shall in no event be later than 30 days after the original monthly due date of that Receivable or (ii) re-amortize the Scheduled Receivables Payments on the Receivable (x) following a partial prepayment of principal, in accordance with its customary procedures or (y) following the Obligor’s reinstatement based on local laws or (B) may direct the Issuer to sell the Receivables pursuant to Section 4.3 hereof, if the Servicer believes in good faith that such extension, modification, amendment or sale is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust.

(c) The Servicer may grant payment extensions on, or other modifications or amendments to, a receivable (in addition to those modifications permitted by Section 4.2(b) hereof), in accordance with its customary procedures if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Trust with respect to such Receivable, and is otherwise in the best interests of the Trust; provided, however, that:

(i) The aggregate period of all extensions on a Receivable shall not exceed eight months; and

(ii) In no event may a Receivable be extended beyond the Collection Period immediately preceding the latest Final Scheduled Distribution Date.

(d) The Servicer shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor’s bank account, to be made directly to one or more Lockbox Banks, acting as agent for the Trust pursuant to a Lockbox Account Agreement. The Servicer shall use its best efforts to notify or direct any Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank.

Prior to the Closing Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Processor (except in the case of Obligors that have already been making such payments to the Lockbox Processor), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Processor for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Processor. If at any time, an Obligor’s bank account cannot be accessed by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreements, the Servicer shall remain obligated and liable to the Trust, the Trust Collateral Agent and Noteholders for servicing and administering the Receivables and the Other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof; provided, however, that the foregoing shall not apply to any Backup Servicer for so long as a Lockbox Bank and the Lockbox Processor are performing their respective obligations pursuant to the terms of the Lockbox Agreements.

In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreements subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer’s interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreements had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank or the Lockbox Processor under such Lockbox Agreements. The outgoing Servicer shall, upon request of the Trust Collateral Agent, but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Processor and the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of the Lockbox Agreements to the successor Servicer. In the event that the Majority Noteholders elect to change the identity of the Lockbox Bank or Lockbox Processor, the outgoing Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Majority Noteholders to the Trust Collateral Agent or a successor Lockbox Bank or Lockbox Processor, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank or the Lockbox Processor (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the lockbox arrangements established by the successor.

(e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer to the Lockbox Bank as soon as practicable, but in no event later than the second Business Day after receipt thereof, and such amounts shall be deposited into the Lockbox Account and transferred from the Lockbox Account to the Collection Account in accordance with Section 4.2(d) hereof.

(f) AmeriCredit shall not cause or permit the substitution of the Financed Vehicle relating to a Receivable unless: (i) the substitution is a replacement of the Financed Vehicle originally financed under the related Receivable; (ii) the Financed Vehicle originally financed under the related Receivable was either (x) insured under an Insurance Policy as required under Section 4.4(a) at the time of a casualty loss that is treated as a total loss under such Insurance Policy, (y) deemed to be a “lemon” pursuant to applicable state law and repurchased by the related Dealer or (z) the subject of an order by a court of competent jurisdiction directing

AmeriCredit to substitute another vehicle under the related Receivable; (iii) the related Receivable is not more than 30 days delinquent; (iv) the Obligor is deemed to be in “good standing” by the Servicer and is not in breach of any requirement under the related Receivable; (v) the replacement Financed Vehicle has a book value (N.A.D.A.) at least equal to the book value (N.A.D.A.) of the Financed Vehicle that is being replaced, measured immediately before the casualty loss or replacement by the Dealer and (vi) as of the date of such substitution, the replacement Financed Vehicle’s mileage is no greater than the mileage on the Financed Vehicle that is being replaced; provided, however, that if the substitution is made pursuant to clause (ii)(z), above, clauses (iii) through (vi) inclusive, shall not be applicable. AmeriCredit shall not cause or permit the substitution of Financed Vehicles relating to Receivables having an original aggregate Principal Balance greater than two percent (2%) of the Original Pool Balance, (the “Substitution Limit”). In the event that the Substitution Limit is exceeded for any reason, (i) AmeriCredit shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit or (ii) if AmeriCredit is not the Servicer and the Servicer has caused substitutions to be made hereunder pursuant to the circumstances described in clause (ii)(x), above, the Servicer shall, on or before the next following Accounting Date, repurchase a sufficient number of such Receivables to cause the aggregate original Principal Balances of such Receivables to be less than the Substitution Limit.

SECTION 4.3. Realization upon Receivables.

(a) In addition to the Servicer’s ability to direct the Issuer to sell Receivables pursuant to Section 4.3(c) hereof, and consistent with the standards, policies and procedures required by this Agreement, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable; provided, however, that the Servicer may elect not to repossess a Financed Vehicle if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance or if it instead elects to direct the Issuer to sell the Receivables pursuant to Section 4.3(c). The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 4.1, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers and Third-Party Lenders, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it expects in its sole discretion, that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds, but only out of the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer or Third-Party Lender, which amounts in reimbursement may be retained by the Servicer (and shall not be required to be deposited as provided in Section 4.2(e)) to the extent of such expenses. The Servicer shall pay on behalf of the Trust any personal property taxes assessed on repossessed Financed Vehicles. The Servicer shall be entitled to reimbursement of any such tax from Net Liquidation Proceeds with respect to such Receivable.

(b) If the Servicer, or if AmeriCredit is no longer the Servicer, AmeriCredit at the request of the Servicer, elects to commence a legal proceeding to enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the act of commencement shall be deemed to be an automatic assignment from the Trust to the Servicer, or to AmeriCredit at the request of the Servicer, of the rights under such Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer or AmeriCredit, as appropriate, may not enforce a Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, the Owner Trustee and/or the Trust Collateral Agent, at AmeriCredit’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems reasonably necessary to enforce the Dealer Agreement, Auto Loan Purchase and Sale Agreement, Dealer Assignment or Third-Party Lender Assignment, including bringing suit in its name or the name of the Seller or of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders. All amounts recovered shall be remitted directly by the Servicer as provided in Section 4.2(e).

(c) Consistent with the standards, policies and procedures required by this Agreement, the Servicer may use its best efforts to locate a third party purchaser that is not affiliated with the Servicer, the Seller or the Issuer to purchase from the Issuer any Receivable that has become more than 60 days delinquent, and shall have the right to direct the Issuer to sell any such Receivable to the third-party purchaser; provided, that no more than 20% of the number of Receivables in the pool as of the Cutoff Date may be sold by the Issuer pursuant to this Section 4.3(c) in the aggregate; provided further, that the Servicer may elect to not direct the Issuer to sell a Receivable that has become more than 60 days delinquent if in its good faith judgment the Servicer determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. In selecting Receivables to be sold to a third party purchaser pursuant to this Section 4.3(c), the Servicer shall use commercially reasonable efforts to locate purchasers for the most delinquent Receivables first. In any event, the Servicer shall not use any procedure in selecting Receivables to be sold to third party purchasers which is materially adverse to the interest of the Noteholders. The Issuer shall sell each Sold Receivable for the greatest market price possible; provided, however, that aggregate Sale Amounts received by the Issuer for all Receivables sold to a single third-party purchaser on a single date must be at least equal to the sum of the Minimum Sale Prices for all such Receivables. The Servicer shall remit or cause the third-party purchaser to remit all sale proceeds from the sale of Receivables to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than the Business Day after receipt thereof.

SECTION 4.4. Insurance.

(a) The Servicer shall require, in accordance with its customary servicing policies and procedures, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph 27 of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with its customary servicing procedures. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in clause (i)(a) of such Paragraph 27 (including, without limitation, during the repossession of such Financed Vehicle) the Servicer may enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance in accordance with its customary servicing policies and procedures. The Servicer may maintain a vendor’s single interest or other collateral protection insurance policy with respect to all Financed Vehicles (“Collateral Insurance”) which policy shall by its terms insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. The Servicer shall cause itself, an Originating Affiliate or a Titled Third-Party Lender, and may cause the Trust Collateral Agent, to be named as named insured under all policies of Collateral Insurance. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Servicer.

(b) The Servicer may, if an Obligor fails to obtain or maintain a physical loss and damage Insurance Policy, obtain insurance with respect to the related Financed Vehicle and advance on behalf of such Obligor, as required under the terms of the insurance policy, the premiums for such insurance (such insurance being referred to herein as “Force-Placed Insurance”). All policies of Force-Placed Insurance shall be endorsed with clauses providing for loss payable to the Servicer. Any cost incurred by the Servicer in maintaining such Force-Placed Insurance shall only be recoverable out of premiums paid by the Obligors or Net Liquidation Proceeds with respect to the Receivable, as provided in Section 4.4(c).

(c) In connection with any Force-Placed Insurance obtained hereunder, the Servicer may, in the manner and to the extent permitted by applicable law, require the Obligors to repay the entire premium to the Servicer. In no event shall the Servicer include the amount of the premium in the Amount Financed under the Receivable. For all purposes of this Agreement, the Insurance Add-On Amount with respect to any Receivable having Force-Placed Insurance will be treated as a separate obligation of the Obligor and will not be added to the Principal Balance of such Receivable, and amounts allocable thereto will not be available for distribution on the Notes and the Certificates. The Servicer shall retain and separately administer the right to receive payments from Obligors with respect to Insurance Add-On Amounts or rebates of Forced-Placed Insurance premiums. If an Obligor makes a payment with respect to a Receivable having Force-Placed Insurance, but the Servicer is unable to determine whether the payment is allocable to the Receivable or to the Insurance Add-On Amount, the payment shall be applied first to any unpaid Scheduled Receivables Payments and then to the Insurance Add-On Amount. Net Liquidation

Proceeds on any Receivable will be used first to pay the Principal Balance and accrued interest on such Receivable and then to pay the related Insurance Add-On Amount. If an Obligor under a Receivable with respect to which the Servicer has placed Force-Placed Insurance fails to make scheduled payments of such Insurance Add-On Amount as due, and the Servicer has determined that eventual payment of the Insurance Add-On Amount is unlikely, the Servicer may, but shall not be required to, purchase such Receivable from the Trust for the Purchase Amount on any subsequent Determination Date. Any such Receivable, and any Receivable with respect to which the Servicer has placed Force-Placed Insurance which has been paid in full (excluding any Insurance Add-On Amounts) will be assigned to the Servicer.

(d) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Trust. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Trust under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Owner Trustee and/or the Trust Collateral Agent, at the Servicer’s expense, or the Seller, at the Seller’s expense, shall take such steps as the Servicer deems necessary to enforce such Insurance Policy, including bringing suit in its name or the name of the Trust and the Owner Trustee and/or the Trust Collateral Agent for the benefit of the Noteholders.

SECTION 4.5. Maintenance of Security Interests in Vehicles.

(a) Consistent with the policies and procedures required by this Agreement, the Servicer shall take such steps on behalf of the Trust as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including, but not limited to, obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and re-registering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Trust Collateral Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Trust as necessary because of the relocation of a Financed Vehicle or for any other reason. In the event that the assignment of a Receivable to the Trust is insufficient, without a notation on the related Financed Vehicle’s certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Trust, the Servicer hereby agrees that the designation of AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) as the secured party on the Lien Certificate is in its capacity as Servicer as agent of the Trust.

(b) Upon the occurrence of a Servicer Termination Event, the Trust Collateral Agent and the Servicer shall take or cause to be taken such action as may, in the Opinion of Counsel to the Majority Noteholders, be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Trust by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the Opinion of Counsel to the Majority Noteholders, be necessary or prudent.

AmeriCredit hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. AmeriCredit hereby appoints the Trust Collateral Agent as its attorney-in-fact to take any and all steps required to be performed by AmeriCredit pursuant to this Section 4.5(b) (it being understood that and agreed that the Trust Collateral Agent shall have no obligation to take such steps with respect to all perfection or reperfection, except as pursuant to the Basic Documents to which it is a party and to which AmeriCredit has paid all expenses), including execution of Lien Certificates or any other documents in the name and stead of AmeriCredit, and the Trust Collateral Agent hereby accepts such appointment.

SECTION 4.6. Covenants, Representations, and Warranties of Servicer. By its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Trust Collateral Agent relies in accepting the Receivables and on which the Trustee relies in authenticating the Notes.

(a) The Servicer covenants as follows:

(i) Liens in Force. The Financed Vehicle securing each Receivable shall not be released in whole or in part from the security interest granted by the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein;

(ii) No Impairment. The Servicer shall do nothing to impair the rights of the Trust or the Noteholders in the Receivables, the Dealer Agreements, the Auto Loan Purchase and Sale Agreements, the Dealer Assignments, the Third-Party Lender Assignments, the Insurance Policies or the Other Conveyed Property except as otherwise expressly provided herein;

(iii) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.2; and

(iv) Restrictions on Liens. The Servicer shall not (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables except for the Lien in favor of the Trust Collateral Agent for the benefit of the Noteholders and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names AmeriCredit or the Servicer as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables, except in each case any such instrument solely securing the rights and preserving the Lien of the Trust Collateral Agent, for the benefit of the Noteholders.

(b) The Servicer represents, warrants and covenants as of the Closing Date as to itself that the representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit.

SECTION 4.7. Purchase of Receivables Upon Breach of Covenant. Upon discovery by any of the Servicer, a Responsible Officer of the Trust Collateral Agent, the Owner Trustee, a Responsible Officer of the Backup Servicer or a Responsible Officer of the Trustee of a breach of any of the covenants set forth in Sections 1, 2 or 3 of the Custodian Agreement or in Sections 4.5(a) or 4.6 hereof, the party discovering such breach shall give prompt written notice to the others; provided, however, that the failure to give any such notice shall not affect any obligation of AmeriCredit as Servicer under this Section. As of the second Accounting Date following its discovery or receipt of notice of any breach of any covenant set forth in Section 3(b) of the Custodian Agreement or Sections 4.5(a) or 4.6 hereof which materially and adversely affects the interests of the Noteholders in any Receivable (including any Liquidated Receivable) (or, at AmeriCredit’s election, the first Accounting Date so following) or the related Financed Vehicle, AmeriCredit shall, unless such breach shall have been cured in all material respects, purchase from the Trust the Receivable affected by such breach and, on the related Determination Date, AmeriCredit shall pay the related Purchase Amount. It is understood and agreed that the obligation of AmeriCredit to purchase any Receivable (including any Liquidated Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against AmeriCredit for such breach available to the Noteholders, the Owner Trustee, the Backup Servicer or the Trust Collateral Agent; provided, however, that AmeriCredit shall indemnify the Trust, the Backup Servicer, the Owner Trustee, the Trust Collateral Agent, the Trustee and the Noteholders from and against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach. Notwithstanding anything to the contrary contained herein, AmeriCredit will not be required to repurchase Receivables due solely to the Servicer’s not having received Lien Certificates that have been properly applied for from the Registrar of Titles in the applicable states for such Receivables unless (i) such Lien Certificates shall not have been received with respect to Receivables with Principal Balances which total more than 1.0% of the Aggregate Principal Balance as of the 180th day after the Closing Date, in which case AmeriCredit shall be required to repurchase a sufficient number of such Receivables to cause the aggregate Principal Balances of the remaining Receivables for which no such Lien Certificate shall have been received to be no greater than 1.0% of the Aggregate Principal Balance as of such date or (ii) such Lien Certificates shall not have been received as of the 240th day after the Closing Date. This Section shall survive the termination of this Agreement and the earlier removal or resignation of the Trustee and/or the Trust Collateral Agent and/or the Backup Servicer.

SECTION 4.8. Total Servicing Fee; Payment of Certain Expenses by Servicer. On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period (together, the “Servicing Fee”) pursuant to Section 5.7. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer, expenses incurred in connection with distributions and reports made by the Servicer to the Noteholders and all other fees and expenses of the Owner Trustee, the Backup Servicer, the Trust Collateral Agent or the Trustee, except taxes levied or assessed against the Trust, and claims against the Trust in respect of indemnification, which taxes and claims in respect of indemnification against the Trust are expressly stated to be for the account of AmeriCredit). The Servicer shall be liable for the fees and expenses of the Owner Trustee, the Backup Servicer, the Trust Collateral Agent, the Trustee, the Custodian, the Lockbox Bank (and any fees under the Lockbox Account Agreement), the Lockbox Processor (and any fees under the Lockbox Processing Agreement) and the Independent Accountants. Notwithstanding the foregoing, if the Servicer shall not be AmeriCredit, a successor to AmeriCredit as Servicer including the Backup Servicer permitted by Section 9.3 shall not be liable for taxes levied or assessed against the Trust or claims against the Trust in respect of indemnification, or the fees and expenses referred to above.

SECTION 4.9. Servicer’s Certificate.

No later than noon Eastern time on each Determination Date, the Servicer shall deliver (facsimile delivery being acceptable) to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency a Servicer’s Certificate executed by a Responsible Officer of the Servicer containing among other things: (i) all information necessary to enable the Trust Collateral Agent to make the distributions required by Sections 5.7(a) and 5.7(b); (ii) a listing of all Purchased Receivables and Sold Receivables purchased by the Servicer or sold by the Issuer as of the related Accounting Date, identifying the Receivables so purchased by the Servicer or sold by the Issuer, (iii) all information necessary to enable the Backup Servicer to verify the items specified in Section 4.13(ii) (as set forth in the Monthly Tape delivered pursuant to Section 4.13); (iv) all information necessary to enable the Trust Collateral Agent to send the statements to Noteholders required by Section 5.9, and; (iv) all information necessary to enable the Trust Collateral Agent to reconcile the aggregate cash flows, the Collection Account for the related Collection Period and Distribution Date. Receivables purchased by the Servicer or by the Seller on the related Accounting Date and each Receivable which became a Liquidated Receivable or which was paid in full during the related Collection Period shall be identified by account number (as set forth in the Schedule of Receivables).

SECTION 4.10. Annual Statement as to Compliance, Notice of Servicer Termination Event.

(a) To the extent required by Section 1123 of Regulation AB, the Servicer, shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency, on or before March 31 of each year (regardless of whether the Seller has ceased filing reports under the Exchange Act), beginning on March 31, 2010, an officer’s certificate signed by any Responsible Officer of the Servicer, dated as of December 31 of the previous calendar year, stating that (i) a review of the activities of the Servicer during the preceding calendar year (or such other period as shall have elapsed from the Closing Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer’s supervision, and (ii) to such officer’s knowledge, based on such review, the Servicer has fulfilled in all material respects all its obligations under this Agreement throughout such period, or, if there has been a failure to fulfill any such obligation in any material respect, identifying each such failure known to such officer and the nature and status of such failure.

(b) The Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under Section 9.1(a). The Seller or the Servicer shall deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Servicer or the

Seller (as applicable) and each Rating Agency promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an officer’s certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under any other clause of Section 9.1.

(c) The Servicer will deliver to the Issuer, on or before March 31 of each year, beginning on March 31, 2010, a report regarding the Servicer’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(d) To the extent required by Regulation AB, the Servicer will cause any affiliated servicer or any other party deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB to provide to the Issuer, on or before March 31 of each year, beginning on March 31, 2010, a report regarding such party’s assessment of compliance with certain minimum servicing criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.

(e) Wells Fargo Bank, National Association acknowledges, in its capacity as Backup Servicer and Trust Collateral Agent under this Agreement and in its capacity as Indenture Trustee under the Basic Documents, that to the extent it is deemed to be participating in the servicing function pursuant to Item 1122 of Regulation AB, it will take any action reasonably requested by the Servicer to ensure compliance with the requirements of Section 4.10(d) and Section 4.11(b) hereof and with Item 1122 of Regulation AB. Such required documentation will be delivered to the Servicer by March 15 of each calendar year.

SECTION 4.11. Annual Independent Public Accountants’ Reports.

(a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the “Independent Accountants”), who may also render other services to the Servicer or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2010, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of the Servicer, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(c), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(b) Each party required to deliver an assessment of compliance described in Section 4.10(d) shall cause Independent Accountants, who may also render other services to such party or its Affiliates, to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Servicer, on or before March 31 (or 90 days after the end of the Issuer’s fiscal year, if other than December 31) of each year, beginning in March 31, 2010, a report, dated as of December 31 of the preceding calendar year, addressed to the board of directors of such party, providing its attestation report on the servicing assessment delivered pursuant to Section 4.10(d), including disclosure of any material instance of non-compliance, as required by Rule 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB. Such attestation will be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

(c) The Servicer shall cause a firm of Independent Accountants, who may also render other services to the Servicer or to the Seller, (1) to deliver to the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer’s fiscal year, if other than June 30) of each year, beginning on October 31, 2010, with respect to the twelve months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Closing Date to the date of such certificate (which period shall not be less than six months)), a copy of the Form 10-K filed with the United States Securities and Exchange Commission for AmeriCredit Corp., which filing includes a statement that such audit was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) upon request of the Trustee, the Owner Trustee, the Trust Collateral Agent or the Backup Servicer, to issue an acknowledgement to the effect that such firm has audited the books and records of AmeriCredit Corp., in which the Servicer is included as a consolidated subsidiary, and issued its report pursuant to item (1) of this section and that the accounting firm is independent of the Seller and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

SECTION 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Trustee, the Owner Trustee, the Trust Collateral Agent and the Backup Servicer reasonable access to the documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13. Monthly Tape. No later than the second Business Day after each Distribution Date, the Servicer will deliver to the Trust Collateral Agent and the Backup Servicer a computer tape and a diskette (or any other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) in a format acceptable to the Trust Collateral Agent and the Backup Servicer containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer’s Certificate relating to the immediately preceding Determination Date and necessary to review the application of collections as provided in Section 5.4 (the “Monthly Tape”). The Backup Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Trust Collateral Agent and the Backup Servicer) to (i) confirm that such tape, diskette or other electronic transmission is in readable form, and (ii) calculate and confirm (A) the aggregate amount distributable as principal on the related Distribution Date to each Class of Notes, (B) the aggregate amount distributable as interest on the related Distribution Date to each Class of Notes, (C) any amounts distributable on the related Distribution Date which are to be paid with funds withdrawn from the Reserve Account, (D) the outstanding principal amount of each Class of Notes after giving effect to all distributions made pursuant to clause (A), above, (E) the Note Pool Factor for each Class of Notes after giving effect to all distributions made pursuant to clause (A), above, and (F) the aggregate Noteholders’ Principal Carryover Amount and the aggregate Noteholders’ Interest Carryover Amount on such Distribution Date after giving effect to all distributions made pursuant to clauses (A) and (B), above, respectively. The Backup Servicer shall certify to the Trustee that it has verified the Servicer’s Certificate in accordance with this Section and shall notify the Servicer and the Trustee of any discrepancies, in each case, on or before the fifth Business Day following the Distribution Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the next succeeding Distribution Date, but in the absence of a reconciliation, the Servicer’s Certificate shall control for the purpose of calculations and distributions with respect to the next succeeding Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer’s Certificate by the next succeeding Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer’s expense, to audit the Servicer’s Certificate and, prior to the last day of the month after the month in which such Servicer’s Certificate was delivered, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer’s Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Controlling Party (acting at the written direction of the Majority Noteholders), deliver to the Backup Servicer or any successor Servicer its Collection Records and its Monthly Records within 15 days after demand therefor and a computer tape containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

ARTICLE V

Trust Accounts; Distributions; Statements to Noteholders

SECTION 5.1. Establishment of Trust Accounts.

(a) (i) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Collection Account shall initially be established with the Trust Collateral Agent.

(ii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Note Distribution Account shall initially be established with the Trust Collateral Agent.

(iii) The Trust Collateral Agent, on behalf of the Noteholders, shall establish and maintain in its own name an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust Collateral Agent on behalf of the Noteholders. The Reserve Account shall initially be established with the Trust Collateral Agent.

(b) Funds on deposit in the Collection Account, the Reserve Account and the Note Distribution Account (collectively, the “Trust Accounts”) shall be invested by the Trust Collateral Agent (or any custodian with respect to funds on deposit in any such account) in Eligible Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise). All such Eligible Investments shall be held by or on behalf of the Trust Collateral Agent for the benefit of the Noteholders. Other than as permitted by the Rating Agencies, funds on deposit in any Trust Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Distribution Date. All Eligible Investments will be held to maturity. Each institution at which the relevant Trust Account is maintained shall invest the funds therein as directed in writing by the Servicer in Eligible Investments.

(c) All Investment Earnings of moneys deposited in each Trust Account shall be deposited (or caused to be deposited) in the Collection Account on each Distribution Date by the Trust Collateral Agent and applied as Available Funds on such Distribution Date, and any loss resulting from such investments shall be charged to such Trust Account. The Servicer will not direct the Trust Collateral Agent to make any investment of any funds held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Trust Collateral Agent to make any such investment, if requested by the Trust Collateral Agent, the Servicer shall deliver to the Trust Collateral Agent an Opinion of Counsel, acceptable to the Trust Collateral Agent, to such effect.

(d) The Trust Collateral Agent shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Trust Collateral Agent’s negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Trust Collateral Agent, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(e) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Trust Accounts to the Trust Collateral Agent by 1:00 p.m. Eastern Time (or such other time as may be agreed by the Issuer and Trust Collateral Agent) on any Business Day; or (ii) a Default or Event of Default shall have occurred and is continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or received from the Trust Property are being applied as if there had not been such a declaration; then the Trust Collateral Agent shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in the investment described in clause (d) of the definition of Eligible Investments.

(f) (i) The Trust Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof for the benefit of the Noteholders and all such funds, investments, proceeds and income shall be part of the Owner Trust Estate. Except as otherwise provided herein, the Trust Accounts shall be under the sole dominion and control of the Trust Collateral Agent for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trust Collateral Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Trust Accounts are not accounts with the Trust Collateral Agent, the Servicer shall notify the Trust Collateral Agent in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

(ii) With respect to the Trust Account Property, the Trust Collateral Agent agrees that:

(A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trust Collateral Agent, and the Trust Collateral Agent shall have sole signature authority with respect thereto;

(B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trust Collateral Agent in accordance with paragraph (a) of the definition of “Delivery” and shall be held, pending maturity or disposition, solely by the Trust Collateral Agent or a securities intermediary (as such term is defined in Section 8-102(14) of the UCC) acting solely for the Trust Collateral Agent;

(C) the “securities intermediary’s jurisdiction” for purposes of Section 8-110 of the UCC shall be the State of New York;

(D) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

(E) any Trust Account Property that is an “uncertificated security” or a “security entitlement” under Article 8 of the UCC and that is not governed by clause (D) above shall be delivered to the Trust Collateral Agent in accordance with paragraph (c) or (d), if applicable, of the definition of “Delivery” and shall be maintained by the Trust Collateral Agent, pending maturity or disposition, through continued registration of the Trust Collateral Agent’s (or its nominee’s) ownership of such security; and

(F) any cash that is Trust Account Property shall be considered a “financial asset” under Article 8 of the UCC.

(g) The Servicer shall have the power to instruct the Trust Collateral Agent to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer and the Trust Collateral Agent to carry out its respective duties hereunder.

SECTION 5.2. [Reserved]

SECTION 5.3. Certain Reimbursements to the Servicer. The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 5.7(a)(i) upon certification by the Servicer of such amounts and the provision of such information to the Trust Collateral Agent. The Servicer will additionally be entitled to receive from amounts on deposit in the Collection Account with respect to a Collection Period any amounts paid by Obligors that were deposited in the Lockbox Account but that do not relate to (i) principal and interest payments due on the Receivables and (ii) any fees or expenses related to extensions due on the Receivables.

SECTION 5.4. Application of Collections. All collections for the Collection Period shall be applied by the Servicer as follows:

(a) With respect to each Receivable (other than a Purchased Receivable or a Sold Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method.

(b) All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.7(a).

SECTION 5.5. [Reserved].

SECTION 5.6. Additional Deposits.

(a) The Servicer and the Seller, as applicable, shall deposit or cause to be deposited in the Collection Account on the Determination Date on which such obligations are due the aggregate Purchase Amount with respect to Purchased Receivables and the aggregate Sale Amounts with respect to Sold Receivables.

(b) The proceeds of any purchase or sale of the assets of the Trust described in Section 10.1 hereof shall be deposited in the Collection Account.

SECTION 5.7. Distributions.

(a) On each Distribution Date, the Trust Collateral Agent shall (based solely on the information contained in the Servicer’s Certificate delivered with respect to the related Determination Date) apply or cause to be applied the sum of (x) the Available Funds (after withdrawing amounts deposited in error and Liquidation Proceeds relating to Purchased

Receivables) for the related Collection Period and (y) the Reserve Account Withdrawal Amount for such Distribution Date (such sum, the “Total Available Funds”) to distribute the following amounts from the Collection Account unless otherwise specified, to the extent of the sources of funds stated to be available therefore, and in the following order of priority:

(i) from the Total Available Funds, to the Servicer, (1) the Base Servicing Fee for the related Collection Period, (2) any Supplemental Servicing Fees for the related Collection Period, (3) any amounts specified in Section 5.3, (4) to the extent the Servicer has not reimbursed itself in respect of such amounts pursuant to Section 5.3, and to the extent not retained by the Servicer, and to pay to AmeriCredit any amounts paid by Obligors during the preceding calendar month that did not relate to (x) principal and interest payments due on the Receivables and (y) any fees or expenses related to extensions due on the Receivables and (5) to any successor Servicer, transition fees not to exceed $200,000 (including boarding fees) in the aggregate;

(ii) from the Total Available Funds, to each of the Lockbox Bank, the Lockbox Processor, the Trustee, the Trust Collateral Agent, the Backup Servicer and the Owner Trustee, their respective accrued and unpaid fees, expenses and indemnities (in each case, to the extent such fees, expenses or indemnities have not been previously paid by the Servicer, and provided that such fees, expenses and indemnities shall not exceed (x) $100,000 in the aggregate in any calendar year to the Owner Trustee and (y) $200,000 in the aggregate in any calendar year to the Lockbox Bank, the Lockbox Processor, the Trust Collateral Agent, the Backup Servicer and the Trustee);

(iii) from the Total Available Funds, to the Class A Noteholders, pari passu, the Noteholders’ Interest Distributable Amount for the Class A Notes for such Distribution Date;

(iv) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class A Principal Parity Amount;

(v) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class A Notes;

(vi) from the Total Available Funds, to the Class B Noteholders, the Noteholders’ Interest Distributable Amount for the Class B Notes for such Distribution Date;

(vii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class B Principal Parity Amount;

(viii) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class B Notes;

(ix) from the Total Available Funds, to the Class C Noteholders, the Noteholders’ Interest Distributable Amount for the Class C Notes for such Distribution Date;

(x) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Class C Principal Parity Amount;

(xi) from the Total Available Funds, for distribution as provided in paragraph (b) below, any Matured Principal Shortfall on account of the Class C Notes;

(xii) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Noteholders’ Principal Distributable Amount;

(xiii) from the Total Available Funds, to the Reserve Account, the Reserve Account Deposit Amount for such Distribution Date;

(xiv) from the Total Available Funds, for distribution as provided in paragraph (b) below, the Accelerated Principal Amount;

(xv) from the Total Available Funds, to pay each of the Indenture Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Lockbox Bank, the Lockbox Processor and the successor servicer any fees, expenses and indemnities then due to such party that are in excess of the related cap or annual limitation specified in clauses (i) and (ii) above; and

(xvi) from the Total Available Funds, to the Certificateholders, the aggregate amount remaining in the Collection Account.

On any Distribution Date with respect to which no Servicer’s Certificate was delivered, to the extent there are Available Funds in the Collection Account, the Trust Collateral Agent will make payments of the Noteholders’ Interest Distributable Amounts described in (iii), (vi) and (ix) above as well as any Matured Principal Shortfalls described in (v), (viii) and (xi) above.

(b) On each Distribution Date, the Trust Collateral Agent shall apply or cause to be applied the aggregate of the amounts described in clause (iv), (v), (vii), (viii), (x), (xi), (xii) and (xiv) of paragraph (a) above on that Distribution Date in the listed order of priority:

(i) to the Class A-1 Noteholders in reduction of the remaining principal balance of the Class A-1 Notes, until the outstanding principal balance thereof has been reduced to zero;

(ii) to the Class A-2 Noteholders in reduction of the remaining principal balance of the Class A-2 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iii) to the Class A-3 Noteholders in reduction of the remaining principal balance of the Class A-3 Notes, until the outstanding principal balance thereof has been reduced to zero;

(iv) to the Class A-4 Noteholders in reduction of the remaining principal balance of the Class A-4 Notes, until the outstanding principal balance thereof has been reduced to zero;

(v) to the Class B Noteholders in reduction of the remaining principal balance of the Class B Notes, until the outstanding principal balance thereof has been reduced to zero;

(vi) to the Class C Noteholders in reduction of the remaining principal balance of the Class C Notes, until the outstanding principal balance thereof has been reduced to zero;

provided, however, that, (A) following an acceleration of the Notes pursuant to the Indenture, (B) the occurrence of an Event of Default pursuant to Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v) of the Indenture or (C) the receipt of Insolvency Proceeds pursuant to Section 10.1(b), amounts deposited in the Note Distribution Account (including any such Insolvency Proceeds) shall be paid to the Noteholders, pursuant to Section 5.6 of the Indenture.

(c) In the event that the Collection Account is maintained with an institution other than the Trust Collateral Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to Sections 5.7(a) and 5.7(b) on the related Distribution Date.

(d) In the event that any withholding tax is imposed on the Trust’s payment (or allocations of income) to a Noteholder, such tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Trust Collateral Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any tax attributable to the Trust (but such authorization shall not prevent the Trust Collateral Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Trust Collateral Agent may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Trust Collateral Agent shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Trust Collateral Agent for any out-of-pocket expenses (including legal fees and expenses) incurred.

(e) Distributions required to be made to Noteholders on any Distribution Date shall be made to each Noteholder of record on the preceding Record Date either by (i) wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefore, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder’s Notes in the aggregate evidence a denomination of not less than $1,000,000 or (ii) by check mailed to such Noteholder at the address of such holder appearing in the Note Register. Notwithstanding the foregoing, the final distribution in respect of any Note (whether on the Final Scheduled Distribution Date or otherwise) will be payable only upon presentation and surrender of such Note at the office or agency maintained for that purpose by the Note Registrar pursuant to Section 2.4 of the Indenture.

(f) Subject to Section 5.1 and this section, monies received by the Trust Collateral Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Trust Collateral Agent shall not be liable for any interest thereon.

SECTION 5.8. Reserve Account.

(i) On the Closing Date, the Seller shall deposit the Specified Reserve Balance into the Reserve Account. Amounts held from time to time in the Reserve Account shall be held by the Trust Collateral Agent for the benefit of the Noteholders.

(ii) The Seller may, from time to time after the date hereof, request each Rating Agency to approve a formula for determining the Specified Reserve Balance that is different from the formula set forth herein, which may result in a decrease in the amount of the Specified Reserve Balance or change the manner by which the Reserve Account is funded. Notwithstanding any other provision of this Agreement, if each Rating Agency then rating the Notes notifies the Trust Collateral Agent and the Seller in writing that the use of any such new formula, and any decrease in the amount of the Specified Reserve Balance or change in the manner by which the Reserve Account is funded, will not result in the qualification, reduction or withdrawal of its then current rating of the Notes then the Specified Reserve Balance will be determined in accordance with such new formula and this Agreement will be amended to reflect such new formula without the consent of any Noteholder.

(iii) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) (A) if the amount on deposit in the Reserve Account (without taking into account any amount on deposit in the Reserve Account representing net investment earnings) is less than the Specified Reserve Balance, in which case the Trust Collateral Agent shall, after payment of any amounts required to be distributed pursuant to clauses (i) through (xii) of Section 5.7(a) deposit in the Reserve Account the Reserve Account Deposit Amount pursuant to Section 5.7(a)(xiii), and (B) if the amount on deposit in the Reserve Account, after giving effect to all other deposits thereto and withdrawals therefrom to be made on such Distribution Date is greater than the Specified Reserve Balance, in which case the Trust Collateral Agent shall distribute the amount such excess as part of Available Funds on such Distribution Date.

(b) On each Distribution Date, the Servicer shall instruct the Trust Collateral Agent (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date) to withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such amounts in the Collection Account to be included as Total Available Funds for that Distribution Date.

(c) Amounts properly received by the Certificateholders pursuant to this Agreement shall not be available to the Trust Collateral Agent or the Trust for the purpose of making deposits to the Reserve Account, or making payments to the Noteholders, nor shall the Certificateholders be required to refund any amount properly received by it.

SECTION 5.9. Statements to Noteholders.

(a) On or prior to each Distribution Date, the Trust Collateral Agent shall provide each Noteholder of record (with a copy to the Rating Agencies) a statement setting forth at least the following information as to the Notes to the extent applicable:

(i) the amount of such distribution allocable to principal of each Class of Notes;

(ii) the amount of such distribution allocable to interest on or with respect to each Class of Notes;

(iii) the required Reserve Account Withdrawal Amount or any excess released from the Reserve Account and included in Available Funds;

(iv) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

(v) the aggregate outstanding principal amount of each Class of the Notes and the Note Pool Factor for each such Class after giving effect to payments allocated to principal reported under (i) above;

(vi) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period and/or due but unpaid with respect to such Collection Period or prior Collection Periods, as the case may be;

(vii) the Noteholders’ Interest Carryover Amount and the Noteholders’ Principal Carryover Amount, if any, and the change in that amount from the preceding statement;

(viii) the amount of the aggregate Realized Losses, if any, for the second preceding Collection Period;

(ix) the aggregate Purchase Amounts for Receivables, if any, that were repurchased by the Servicer or the Seller in such period; and

(x) the aggregate Sale Amounts for Sold Receivables, if any, that were sold by the Issuer in such period.

Each amount set forth pursuant to paragraph (i), (ii), (v) and (vii) above shall be expressed as a dollar amount per $1,000 of the initial principal balance of the Notes (or Class thereof).

(b) The Trust Collateral Agent will make available each month to each Noteholder the statements referred to in Section 5.9(a) above (and certain other documents, reports and information regarding the Receivables provided by the Servicer from time to time) via the Trust Collateral Agent’s internet website, with the use of a password provided by the Trust Collateral Agent. The Trust Collateral Agent’s internet website will be located at www.CTSLink.com or at such other address as the Trust Collateral Agent shall notify the Noteholders from time to time.

For assistance with regard to this service, Noteholders can call the Trust Collateral Agent’s Corporate Trust Office at (866) 846-4526. The Trust Collateral Agent shall have the right to change the way the statements referred to in Section 5.9(a) above are distributed in order to make such distribution more convenient and/or more accessible to the parties entitled to receive such statements so long as such statements are only provided to the then current Noteholders. The Trust Collateral Agent shall provide notification of any such change to all parties entitled to receive such statements in the manner described in Section 12.3 hereof, Section 11.4 of the Indenture or Section 11.5 of the Indenture, as appropriate.

ARTICLE VI

[Reserved]

ARTICLE VII

The Seller

SECTION 7.1. Representations of Seller. The Seller makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables and on which the Trustee, Trust Collateral Agent and Backup Servicer may rely. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Schedule of Representations. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct.

(b) Organization and Good Standing. The Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables and the Other Conveyed Property transferred to the Trust.

(c) Due Qualification. The Seller is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Seller’s ability to transfer the Receivables and the Other Conveyed Property to the Trust pursuant to this Agreement, or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Seller’s obligations hereunder and under the Seller’s Basic Documents.

(d) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the Receivables and the Other Conveyed Property to be sold and assigned to and deposited with the Trust by it and has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement and the Seller’s Basic Documents have been duly authorized by the Seller by all necessary corporate action.

(e) Valid Sale, Binding Obligations. This Agreement effects a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against the Seller and creditors of and purchasers from the Seller; and this Agreement and the Seller’s Basic Documents, when duly executed and delivered, shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Basic Documents and the fulfillment of the terms of this Agreement and the Basic Documents shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the certificate of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

(g) No Proceedings. There are no proceedings or investigations pending or, to the Seller’s knowledge, threatened against the Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes.

(h) No Consents. The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

(i) True Sale. The Receivables are being transferred with the intention of removing them from the Seller’s estate pursuant to Section 541 of the Bankruptcy Code, as the same may be amended from time to time.

(j) Chief Executive Office. The chief executive office of the Seller is at 2265B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119.

SECTION 7.2. Corporate Existence

(a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

(i) the Seller shall maintain corporate records and books of account separate from those of its Affiliates;

(ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

(iii) the Seller shall hold such appropriate meetings of its board of directors, or adopt resolutions pursuant to a unanimous written consent of the board of directors as are necessary to authorize all the Seller’s corporate actions required by law to be authorized by the board of directors, shall keep minutes of such meetings and of meetings of its stockholder(s) and observe all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

(iv) the Seller shall at all times hold itself out to the public under the Seller’s own name as a legal entity separate and distinct from its Affiliates;

(v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm’s-length basis; and

(vi) the Seller shall pay from its assets all obligations and indebtedness of any kind incurred by the Seller.

SECTION 7.3. Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a) The Seller shall indemnify, defend and hold harmless the Owner Trustee, the Issuer, the Trustee, the Backup Servicer and the Trust Collateral Agent and its officers, directors, employees and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions or activities contemplated in this Agreement and any of the Basic Documents (except any income taxes arising out of fees paid to the Owner Trustee, the Trust Collateral Agent and the Trustee and except any taxes to which the Owner Trustee, the Trust Collateral Agent or the Trustee may otherwise be subject to, without regard to the transactions contemplated hereby), including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, federal or other income taxes arising out of distributions on the Notes) and costs and expenses in defending against the same.

(b) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Trustee, the Backup Servicer and the Trust Collateral Agent and the officers, directors, employees and agents thereof and the Noteholders from and against any loss, liability or expense incurred by reason of (i) the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller’s or the Issuer’s violation of federal or state securities laws in connection with the offering and sale of the Notes.

(c) The Seller shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, Trustee, Trust Collateral Agent and Backup Servicer and the officers, directors, employees and agents thereof from and against any and all costs, expenses, losses, claims, damages and liabilities arising out of, or incurred in connection with the acceptance or performance of the trusts and duties set forth herein and in the Basic Documents except to the extent that such cost, expense, loss, claim, damage or liability shall be due to the willful misfeasance, bad faith or negligence (except for errors in judgment) of the Owner Trustee, Trustee, Trust Collateral Agent and Backup Servicer, respectively.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee, the Trustee, the Backup Servicer or the Trust Collateral Agent and the termination of this Agreement or the Indenture or the Trust Agreement, as applicable, and shall include reasonable fees and expenses of counsel and other expenses of litigation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 7.4. Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (ii) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Backup

Servicer and the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trust Collateral Agent, the Owner Trustee and the Trustee, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clauses (a), (b) or (c) above.

SECTION 7.5. Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Document. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 7.6. Ownership of the Certificates or Notes. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Certificates or Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. Notes or Certificates so owned by the Seller or such Affiliate shall have an equal and proportionate benefit under the provisions of the Basic Documents, without preference, priority, or distinction as among all of the Notes or Certificates; provided, however, that any Notes or Certificates owned by the Seller or any Affiliate thereof, during the time such Notes or Certificates are owned by them, shall be without voting rights for any purpose set forth in the Basic Documents. The Seller shall notify the Owner Trustee, the Trustee and the Trust Collateral Agent with respect to any other transfer of any Certificate.

ARTICLE VIII

The Servicer and the Backup Servicer

SECTION 8.1. Representations of Servicer. The Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Representations and Warranties. The representations and warranties set forth on the Schedule of Representations attached hereto as Schedule B are true and correct; provided that such representations and warranties contained therein and herein shall not apply to any entity other than AmeriCredit;

(b) Organization and Good Standing. The Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(c) Due Qualification. The Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

(d) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Servicer’s Basic Documents have been duly authorized by the Servicer by all necessary corporate action;

(e) Binding Obligation. This Agreement and the Servicer’s Basic Documents shall constitute legal, valid and binding obligations of the Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(f) No Violation. The consummation of the transactions contemplated by this Agreement and the Servicer’s Basic Documents, and the fulfillment of the terms of this Agreement and the Servicer’s Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties;

(g) No Proceedings. There are no proceedings or investigations pending or, to the Servicer’s knowledge, threatened against the Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(h) No Consents. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

SECTION 8.2. Representations of Backup Servicer. The Backup Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Trust Collateral Agent pursuant to the Indenture.

(a) Organization and Good Standing. The Backup Servicer has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

(b) Due Qualification. The Backup Servicer is duly qualified to do business as a foreign corporation, is in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

(c) Power and Authority. The Backup Servicer has the power and authority to execute and deliver this Agreement and its Basic Documents and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the Backup Servicer’s Basic Documents have been duly authorized by the Backup Servicer by all necessary corporate action;

(d) Binding Obligation. This Agreement and the Backup Servicer’s Basic Documents shall constitute legal, valid and binding obligations of the Backup Servicer enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the Backup Servicer’s Basic Documents, and the fulfillment of the terms of this Agreement and the Backup Servicer’s Basic Documents, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Backup Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Backup Servicer is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Backup Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Backup Servicer or any of its properties;

(f) No Proceedings. There are no proceedings or investigations pending or, to the Backup Servicer’s knowledge, threatened against the Backup Servicer, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Backup Servicer or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Backup Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Notes;

(g) No Consents. The Backup Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

SECTION 8.3. Liability of Servicer and Backup Servicer; Indemnities.

(a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

(b) The Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees, and the Noteholders from and against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle.

(c) The Servicer (when the Servicer is AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(d) The Servicer (when the Servicer is not AmeriCredit) shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, the Collateral Agent, their respective officers, directors, agents and employees and the Noteholders from and against any taxes with respect to the sale of Receivables in connection with servicing hereunder that may at any time be asserted against any of such parties with respect to the transactions or activities contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes asserted with respect to, and as of the date of, the sale of the Receivables and the Other Conveyed Property to the Trust or the issuance and original sale of the Notes) and costs and expenses in defending against the same.

(e) The Servicer shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any and all costs, expenses, losses, claims, damages, and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer or the Noteholders by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(f) AmeriCredit shall indemnify, defend and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Backup Servicer, their respective officers, directors, agents and employees and the Noteholders from and against any loss, liability or expense incurred by reason of the violation by Servicer or Seller of federal or state securities laws in connection with the registration or the sale of the Notes. This section shall survive the termination of this Agreement, or the earlier removal or resignation of the Trustee, Trust Collateral Agent or the Backup Servicer.

(g) The Backup Servicer shall defend, indemnify and hold harmless the Trust, the Trustee, the Trust Collateral Agent, the Owner Trustee, the Servicer, their respective officers, directors, agents and employees and the Noteholders from and against: (i) all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation arising out of or resulting from the use, ownership or operation by the Backup Servicer or any Affiliate thereof of any Financed Vehicle; and (ii) any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Trust, the Owner Trustee, the Trustee, the Servicer or the Noteholders by reason of, the breach of this Agreement by the Backup Servicer, the violation of federal or state securities laws by the Backup Servicer, the negligence, misfeasance, or bad faith of the Backup Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

(h) AmeriCredit shall indemnify the Trustee, the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, and the respective officers, directors, agents and employees thereof against any and all loss, liability or expense, (other than overhead and expenses incurred in the normal course of business) incurred by each of them in connection with the acceptance or administration of the Trust and the performance of their duties under the Basic Documents other than if such loss, liability or expense was incurred by the Trustee, the Owner Trustee or the Trust Collateral Agent as a result of any such entity’s willful misconduct, bad faith or negligence.

(i) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. Notwithstanding anything contained herein to the contrary, any indemnification payable by the Servicer to the Backup Servicer, to the extent not paid by the Servicer, shall be paid solely from Section 5.7(a) of this Agreement.

(j) When the Trustee, the Trust Collateral Agent or the Backup Servicer incurs expenses after the occurrence of a Servicer Termination Event specified in Section 9.1(d) or (e) with respect to the Servicer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

SECTION 8.4. Merger or Consolidation of, or Assumption of the Obligations of the Servicer or Backup Servicer.

(a) AmeriCredit shall not merge or consolidate with any other Person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to AmeriCredit’s business unless, after the merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of AmeriCredit contained in this Agreement and shall be acceptable to the Majority Noteholders, and shall be an eligible servicer. Any corporation (i) into which AmeriCredit may be merged or consolidated, (ii) resulting from any merger or consolidation to which AmeriCredit shall be a party, (iii) which acquires by conveyance, transfer, or lease substantially all of the assets of AmeriCredit, or (iv) succeeding to the business of AmeriCredit, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of AmeriCredit under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to AmeriCredit under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release AmeriCredit from any obligation. AmeriCredit shall provide notice of any merger, consolidation or succession pursuant to this Section to the Owner Trustee, the Trust Collateral Agent, the Noteholders and each Rating Agency. Notwithstanding the foregoing, AmeriCredit shall not merge or consolidate with any other Person or permit any other Person to become a successor to AmeriCredit’s business, unless (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.6 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer and the Rating Agencies an Officer’s Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) AmeriCredit shall have delivered to the Owner Trustee, the Trust Collateral Agent, the Trustee, the Backup Servicer and the Rating Agencies an Opinion of Counsel, stating in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and the Other Conveyed Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

(b) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided, however, that nothing contained herein shall be deemed to release the Backup Servicer from any obligation.

SECTION 8.5. Limitation on Liability of Servicer, Backup Servicer and Others.

(a) Neither AmeriCredit, the Backup Servicer nor any of the directors or officers or employees or agents of AmeriCredit or Backup Servicer shall be under any liability to the Trust or the Noteholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect AmeriCredit, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence (excluding errors in judgment) in the performance of duties; provided, further, that this provision shall not affect any liability to indemnify the Trust Collateral Agent and the Owner Trustee for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Trust Collateral Agent and the Owner Trustee, in their individual capacities. AmeriCredit, the Backup Servicer and any director, officer, employee or agent of AmeriCredit or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

(b) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Owner Trustee, the Trustee, the Trust Collateral Agent, the Backup Servicer, the Seller and the Noteholders shall look only to the Servicer to perform such obligations. The Backup Servicer, the Trust Collateral Agent, the Trustee, the Owner Trustee and the Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer (or contractual agents) or the failure of any such other Person to prepare or provide such information. The Backup Servicer shall have no responsibility, shall not be in default and shall incur no liability for (i) any act or failure to act of any third party (other than its contractual agents), including the Servicer or the Majority Noteholders, (ii) any inaccuracy or omission in a notice or communication received by the Backup Servicer from any third party (other than its contractual agents), (iii) the invalidity or unenforceability of any Receivable under applicable law, (iv) the breach or inaccuracy of any representation or warranty made with respect to any Receivable, or (v) the acts or omissions of any successor Backup Servicer.

(c) The parties expressly acknowledge and consent to Wells Fargo Bank, National Association, acting in the possible dual capacity of Backup Servicer or successor Servicer and in the capacity as Trust Collateral Agent. Wells Fargo Bank, National Association, may, in such dual or other capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo Bank, National Association, of express duties set forth in this Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Noteholders except in the case of gross negligence and willful misconduct by Wells Fargo Bank, National Association.

SECTION 8.6. Delegation of Duties. The Servicer may delegate duties under this Agreement to an Affiliate of AmeriCredit without first obtaining the consent of any Person. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles’ insurance and (iii) pursuing the collection of deficiency balances on certain Liquidated Receivables, in each case, without the consent of the Trust Collateral Agent, the Owner Trustee or the Backup Servicer and may perform other specific duties through such sub-contractors in accordance with Servicer’s customary servicing policies and procedures, with the prior consent of the Trust Collateral Agent. No delegation or sub-contracting by the Servicer of its duties herein in the manner described in this Section 8.6 shall relieve the Servicer of its responsibility with respect to such duties.

SECTION 8.7. Servicer and Backup Servicer Not to Resign. Subject to the provisions of Section 8.4, neither the Servicer nor the Backup Servicer shall resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, if the Majority Noteholders do not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Trust Collateral Agent and the Owner Trustee. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Majority Noteholders shall have assumed the responsibilities and obligations of the Backup Servicer; provided, however, that (i) in the event a successor Backup Servicer is not appointed within 60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section, the Backup Servicer may petition a court for its removal, (ii) the Backup Servicer may resign with the written consent of the Majority Noteholders and (iii) if Wells Fargo Bank, National Association resigns as Trustee under the Indenture, it will no longer be the Backup Servicer.

ARTICLE IX

Default

SECTION 9.1. Servicer Termination Event. For purposes of this Agreement, each of the following shall constitute a “Servicer Termination Event”:

(a) Any failure by the Servicer to deliver to the Trust Collateral Agent for distribution to Noteholders any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Purchase Amounts) after written notice is received by the Servicer from the Trust Collateral Agent or after discovery of such failure by a Responsible Officer of the Servicer; or

(b) Failure by the Servicer to deliver to the Trust Collateral Agent the Servicer’s Certificate by the first Business Day prior to the Distribution Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 8.4(a); or

(c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of Noteholders, and (ii) continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Collateral Agent; or

(d) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer, or of any substantial part of its property or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or

(e) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing; or

(f) Any representation, warranty or statement of the Servicer made in this Agreement or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and the incorrectness of such representation, warranty or statement has a material adverse effect on the Trust or the Noteholders and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Trust Collateral Agent, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

(g) AmeriCredit Corp. and its subsidiaries, determined on a consolidated basis in accordance with GAAP, have less than $70,000,000 of Liquidity on the last day of any Collection Period.

SECTION 9.2. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur and be continuing, the Trust Collateral Agent or the Majority Noteholders, by notice given in writing to the Servicer (and to the Trust Collateral Agent if given by the Noteholders) may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice or upon termination of the term of the Servicer, all authority, power, obligations and responsibilities of the Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Other Conveyed Property or otherwise, automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Majority Noteholders); provided, however, that the successor Servicer shall have no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and the Other Conveyed Property and related documents to show the Trust as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Controlling Party (acting at the written direction of the Majority Noteholders), the successor Servicer shall terminate the Lockbox Agreements and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor Servicer at the direction of the Majority Noteholders, at the successor Servicer’s expense. The terminated Servicer shall grant the Trust Collateral Agent, the successor Servicer and the Majority Noteholders reasonable access to the terminated Servicer’s premises at the terminated Servicer’s expense.

SECTION 9.3. Appointment of Successor.

(a) On and after the time the Servicer receives a notice of termination pursuant to Section 9.2 or upon the resignation of the Servicer pursuant to Section 8.7, (i) the Backup Servicer (unless the Majority Noteholders shall have exercised its option pursuant to Section 9.3(b) to appoint an alternate successor Servicer) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Trust Collateral Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination Event applicable to it as Servicer.

(b) The Controlling Party (acting at the written direction of the Majority Noteholders) may exercise at any time its right to appoint as Backup Servicer or as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to the Trust Collateral Agent, AmeriCredit, the Seller, the Person then serving as Backup Servicer, any Noteholders or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Trust Collateral Agent or the Majority Noteholders may petition a court of competent jurisdiction to appoint any eligible servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 8.7, no provision of this Agreement shall be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7. If upon the termination of the Servicer pursuant to Section 9.2 or the resignation of the Servicer pursuant to Section 8.7, the Majority Noteholders appoint a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder. In the event any successor Servicer is terminated pursuant to Section 9.2 hereof, the Controlling Party (acting at the written direction of the Majority Noteholders) shall appoint an eligible servicer as successor Servicer or may petition a court of competent jurisdiction to appoint a Person that it determines is competent to perform the duties of the Servicer hereunder as successor Servicer. Pending appointment pursuant to the preceding sentence, the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

(c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder or such other compensation as set forth herein. If any successor Servicer is appointed, as a result of the Backup Servicer’s refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Seller and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer, provided, however, it being understood and agreed that the Seller shall give prior notice to the Backup Servicer with respect to the appointment of such successor and the payment of additional compensation, if any. If any successor Servicer is appointed for any reason other than the Backup Servicer’s refusal to act as Servicer although legally able to do so, the Majority Noteholders and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, which additional compensation shall in no event exceed $150,000 in the aggregate. The Backup Servicer shall be liable for any Servicing Fee, additional compensation or other amounts to be paid to such successor Servicer in connection with its assumption and performance of the servicing duties described herein if, and only if, such successor Servicer is appointed due to the Backup Servicer’s refusal to act as Servicer although legally able to do so, which additional compensation and other amounts shall in no event exceed $150,000 in the aggregate.

(d) Notwithstanding anything contained in this Agreement to the contrary, the Backup Servicer is authorized to accept and rely on all of the accounting records (including computer records) and work of the prior Servicer relating to the Receivables (collectively, the “Predecessor Servicer Work Product”) without any audit or other examination thereof, and the Backup Servicer shall have no duty, responsibility, obligation or liability for the acts and omissions of the prior Servicer. If any error, inaccuracy, omission or incorrect or non-standard practice or procedure (collectively, “Errors”) exist in any Predecessor Servicer Work Product and such Errors make it materially more difficult to service or should cause or materially contribute to the Backup Servicer making or continuing any Errors (collectively, “Continuing Errors”), the Backup Servicer shall have no duty, responsibility, obligation or liability for such Continuing Errors; provided, however, that the Backup Servicer agrees to use its best efforts to prevent further Continuing Errors. In the event that the Backup Servicer becomes aware of Errors or Continuing Errors, it shall, with the prior consent of the Controlling Party use its best efforts to reconstruct and reconcile such data as is commercially reasonable to correct such Errors and Continuing Errors and to prevent future Continuing Errors. The Backup Servicer shall be entitled to recover its costs thereby expended in accordance with Section 5.7(a) of this Agreement.

SECTION 9.4. Notification to Noteholders. Upon any termination of, or appointment of a successor to, the Servicer or the Backup Servicer, the Trust Collateral Agent shall give prompt written notice thereof to each Noteholder and to the Rating Agencies.

SECTION 9.5. Waiver of Past Defaults. The Majority Noteholders may, on behalf of all Noteholders, waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Basic Documents. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

SECTION 9.6. Backup Servicer Termination. Prior to an appointment as successor Servicer, the Controlling Party may, in its discretion, or shall, at the direction of the Majority Noteholders, (a) terminate all of the rights and obligations of the Backup Servicer under this Agreement in the event of a breach of any of the representations or warranties, covenants or obligations of the Backup Servicer contained in this Agreement or (b) in its sole discretion, without cause upon not less than 30 days’ notice, terminate the rights and obligations of the Backup Servicer. The terminated Backup Servicer agrees to cooperate with any successor Backup Servicer appointed by the Controlling Party in effecting the termination of the responsibilities and rights of the terminated Backup Servicer under this Agreement, including, without limitation, the delivery to the successor Backup Servicer of all documents, records and electronic information related to the Receivables in the possession of the Backup Servicer. Expenses incurred by the Backup Servicer in respect of the foregoing sentence shall be reimbursed in accordance with Section 5.7(a).

ARTICLE X

Termination

SECTION 10.1. Optional Purchase of All Receivables.

(a) Subject to Section 10.1(a) of the Indenture, on the last day of any Collection Period as of which the Pool Balance shall be less than or equal to 10% of the Original Pool Balance, the Servicer and the Seller each shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal, and interest then due and payable on the Notes. To exercise such option, the Servicer or the Seller, as the case may be, shall deposit pursuant to Section 5.6 in the Collection Account an amount equal to the greater of (i) the amount necessary to pay the full amount of principal and interest then due and payable on the Notes and (ii) the aggregate Purchase Amount for the Receivables (including Liquidated Receivables), plus the appraised value of any other property held by the Trust, (such value to be determined by the Servicer, or if the Trust Collateral Agent has received written notice that there is a material error in the Servicer’s calculation, by an appraiser mutually agreed upon by the Servicer and the Trust Collateral Agent, and shall succeed to all interests in and to the Trust.

(b) Upon any sale of the assets of the Trust pursuant to Section 8.1 of the Trust Agreement, the Servicer shall instruct the Trust Collateral Agent to deposit the proceeds from such sale after all payments and reserves therefrom (including the expenses of such sale) have been made (the “Insolvency Proceeds”) in the Collection Account.

(c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee, the Trustee, the Backup Servicer, the Trust Collateral Agent and the Rating Agencies as soon as practicable after the Servicer has received notice thereof.

(d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations of, the Trust Collateral Agent pursuant to this Agreement.

ARTICLE XI

Administrative Duties of the Servicer

SECTION 11.1. Administrative Duties.

(a) Duties with Respect to the Indenture. The Servicer shall perform all its duties and the duties of the Issuer under the Indenture. In addition, the Servicer shall consult with the Owner Trustee as the Servicer deems appropriate regarding the duties of the Issuer under the Indenture. The Servicer shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s duties under the Indenture. The Servicer shall prepare for execution by the Issuer or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Servicer shall take all necessary action that is the duty of the Issuer to take pursuant to the Indenture, including, without limitation, pursuant to Sections 2.7, 3.5, 3.6, 3.7, 3.9, 3.10, 3.17, 5.1, 5.4, 7.3, 8.4, 9.2, 9.3, 11.1 and 11.15 of the Indenture.

(b) Duties with Respect to the Issuer.

(i) In addition to the duties of the Servicer set forth in this Agreement or any of the Basic Documents, the Servicer shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder), and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer to take pursuant to this Agreement or any of the Basic Documents, including, without limitation, pursuant to Sections 2.6 and 2.11 of the Trust Agreement. In accordance with the directions of the Issuer or the Owner Trustee, the Servicer shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Basic Documents) as are not covered by any of the foregoing provisions and as are expressly requested by the Issuer or the Owner Trustee and are reasonably within the capability of the Servicer. The Servicer shall monitor the activities of the Issuer to ensure the Issuer’s compliance with Section 4.6 of the Trust Agreement and shall take all action necessary to ensure that the Issuer is operated in accordance with the provisions of such section.

(ii) Notwithstanding anything in this Agreement or any of the Basic Documents to the contrary, the Servicer shall be responsible for promptly notifying the Owner Trustee and the Trust Collateral Agent in the event that any withholding tax is imposed on the Issuer’s payments (or allocations of income) to an Owner (as defined in the Trust Agreement) as contemplated by this Agreement. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Owner Trustee or the Trust Collateral Agent pursuant to such provision.

(iii) Notwithstanding anything in this Agreement or the Basic Documents to the contrary, the Servicer shall be responsible for performance of the duties of the Issuer set forth in Sections 5.1(a) and (b) of the Trust Agreement with respect to, among other things, accounting and reports to Owners (as defined in the Trust Agreement); provided, however, that once prepared by the Servicer, the Owner Trustee shall retain responsibility for the distribution of any necessary Schedule K-1s, as applicable, to enable the Certificateholder to prepare its federal and state income tax returns.

(iv) The Servicer shall perform the duties of the Servicer specified in Section 9.2 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, the duties of the Servicer specified in Section 10.11 of the Trust Agreement including those required to be performed in connection with the Term Asset-Backed Securities Loan Facility, and any other duties expressly required to be performed by the Servicer under this Agreement or any of the Basic Documents.

(v) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Servicer’s opinion, no less favorable to the Issuer in any material respect.

(c) Tax Matters. The Servicer shall prepare and file, on behalf of the Seller, all tax returns, tax elections, financial statements and such annual or other reports attributable to the activities engaged in by the Issuer as are necessary for preparation of tax reports, including without limitation forms 1099. All tax returns will be signed by the Seller or the Servicer.

(d) Non-Ministerial Matters. With respect to matters that in the reasonable judgment of the Servicer are non-ministerial, the Servicer shall not take any action pursuant to this Article unless within a reasonable time before the taking of such action, the Servicer shall have notified the Owner Trustee and the Trustee of the proposed action and the Owner Trustee and, with respect to items (A), (B), (C) and (D) below, the Trustee shall not have withheld consent. For the purpose of the preceding sentence, “non-ministerial matters” shall include:

(A) the amendment of or any supplement to the Indenture;

(B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

(C) the amendment, change or modification of this Agreement or any of the Basic Documents;

(D) the appointment of successor Note Registrars, successor Paying Agents and successor Trustees pursuant to the Indenture or the appointment of successor Servicers or the consent to the assignment by the Note Registrar, Paying Agent or Trustee of its obligations under the Indenture; and

(E) the removal of the Trustee or the Trust Collateral Agent.

(e) Exceptions. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Documents, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) make any payments to the Noteholders or Certificateholders under the Basic Documents, (2) sell the Trust Property pursuant to Section 5.5 of the Indenture, (3) take any other action that the Issuer directs the Servicer not to take on its behalf or (4) in connection with its duties hereunder assume any indemnification obligation of any other Person.

(f) The Backup Servicer or any successor Servicer shall not be responsible for any obligations or duties of the Servicer under this Section 11.1. Notwithstanding the foregoing or any other provision of this Agreement, AmeriCredit shall continue to perform the obligations of the Servicer under this Section 11.1.

SECTION 11.2. Records. The Servicer shall maintain appropriate books of account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

SECTION 11.3. Additional Information to be Furnished to the Issuer. The Servicer shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

ARTICLE XII

Miscellaneous Provisions

SECTION 12.1. Amendment. This Agreement may be amended from time to time by the parties hereto, with the consent of the Trustee (which consent may not be unreasonably withheld) but without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to Owner Trustee and the Trustee, adversely affect in any material respect the interests of any Noteholder.

This Agreement may also be amended from time to time by the parties hereto, with the consent of the Trustee, and with the consent of the Holders of Notes evidencing not less than a majority of the outstanding principal amount of the Notes for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or (b) reduce the aforesaid percentage of the outstanding principal amount of the Notes, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes of each class affected thereby.

Promptly after the execution of any such amendment or consent, the Trust Collateral Agent shall furnish written notification of the substance of such amendment or consent to each Noteholder and the Rating Agencies.

It shall not be necessary for the consent of the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of any action by Noteholders shall be subject to such reasonable requirements as the Trustee or the Owner Trustee, as applicable, may prescribe.

Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Trustee, the Trust Collateral Agent and the Backup Servicer shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 12.2(h)(1) has been delivered. The Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee may, but shall not be obligated to, enter into any such amendment which affects the Issuer’s, the Owner Trustee’s, the Trust Collateral Agent’s, the Backup Servicer’s or the Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 12.2. Protection of Title to Trust.

(a) The Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the interests of the Trust Collateral Agent in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Trust Collateral Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Seller nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of 9-506 of the UCC, unless it shall have given the Owner Trustee, the Trust Collateral Agent, the Backup Servicer and the Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Trust Collateral Agent, stating either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

(c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee, the Backup Servicer, the Trust Collateral Agent and the Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain (i) each office from which it shall service Receivables within the United States of America or Canada, and (ii) its principal executive office within the United States of America.

(d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Issuer, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Trust in such Receivable and that such Receivable is owned by the Trust. Indication of the Trust’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased or sold pursuant to this Agreement.

(f) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Trust.

(g) Upon request, the Servicer shall furnish to the Owner Trustee, the Backup Servicer or to the Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(h) The Servicer shall deliver to the Backup Servicer, the Owner Trustee and the Trustee:

(1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 12.1, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

(2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cutoff Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust and the Trust Collateral Agent in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 12.3. Notices. All demands, notices and communications upon or to the Seller, the Servicer, the Owner Trustee, the Trustee, the Backup Servicer or the Rating Agencies under this Agreement shall be in writing, personally delivered, electronically delivered, mailed by certified mail, return receipt requested, federal express or similar overnight courier service, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller to AFS SenSub Corp., 2265 B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119, Attention: Chief Financial Officer, (b) in the case of the Servicer to AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3500, Fort Worth, Texas 76102, Attention: Chief Financial Officer, (c) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, (d) in the case of the Trustee, the Trust Collateral Agent or the Backup Servicer, Wells Fargo Bank, National Association Sixth Street and Marquette Avenue, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Office, (e) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center at 250 Greenwich Street, Asset Finance Group – 24th Floor, New York, New York 10007; and (f) in the case of Standard & Poor’s, via electronic delivery to Servicer_reports@sandp.com, or, for any information not available in electronic format, to Standard & Poor’s Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Note Register. Any notice so mailed within the time prescribed in the Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

SECTION 12.4. Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.5 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer without the prior written consent of the Owner Trustee, the Trust Collateral Agent, the Backup Servicer, the Trustee and the Majority Noteholders.

SECTION 12.5. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, the Trustee and the Noteholders, as third-party beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 12.6. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12.7. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

SECTION 12.8. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 12.9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS AGREEMENT AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 12.10. Assignment to Trust Collateral Agent. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables listed in Schedule A hereto and/or the assignment of any or all of the Issuer’s rights and obligations hereunder to the Trust Collateral Agent.

SECTION 12.11. Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

(b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce to, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 12.12. Limitation of Liability of Owner Trustee and Trust Collateral Agent

(a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles V, VI and VII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Trust Collateral Agent and Backup Servicer and in no event shall Wells Fargo Bank, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c) In no event shall Wells Fargo Bank, National Association, in any of its capacities hereunder, be deemed to have assumed any duties of the Owner Trustee under the Delaware Statutory Trust Statute, common law, or the Trust Agreement.

SECTION 12.13. Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer, the Trust Collateral Agent and the Backup Servicer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

SECTION 12.14. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

SECTION 12.15. State Business Licenses. The Servicer or the Certificateholder shall prepare and instruct the Trust to file each state business license (and any renewal thereof) required to be filed under applicable state law without further consent or instruction from the Instructing Party (as defined in the Trust Agreement), including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

AMERICREDIT PRIME AUTOMOBILE RECEIVABLES TRUST 2009-1

By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee on behalf of the Trust.

By:	/s/ Bethany J. Taylor
Name: Bethany J. Taylor
Title: Financial Services Officer

AFS SENSUB CORP., Seller,

By:	/s/ Sheli D. Fitzgerald
Name: Sheli D. Fitzgerald
Title: Vice President, Structured Finance

AMERICREDIT FINANCIAL SERVICES, INC., Servicer,

By:	/s/ Susan B. Sheffield
Name: Susan B. Sheffield Title: Executive Vice President, Structured Finance

[Sale and Servicing Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Backup Servicer

By:	/s/ Marianna C. Stershic
Name:	Marianna C. Stershic
Title:	Vice President

Acknowledged and accepted by WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trust Collateral Agent

By:	/s/ Marianna C. Stershic
Name: Marianna C. Stershic
Title: Vice President

[Sale and Servicing Agreement]

SCHEDULE A

SCHEDULE OF RECEIVABLES

SCH-A-1

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
432923993	437360209	438218083	440657047	440705028	440761104	441226024	430678268	436404768	436538961
435094909	437360241	438218125	440657146	440705044	440761112	441226032	430678383	436404776	436538987
435575097	437360357	438218166	440657153	440705085	440761120	441226073	430678763	436404792	436539019
436277560	437360381	438218208	440657161	440705135	440761260	441226107	430678847	436404826	436539027
436427686	437360399	438218265	440657286	440705143	440761336	441226115	430678854	436404834	436539050
436427702	437360415	438218497	440657351	440705200	440761369	441226123	430679084	436404842	436539084
436427942	437360480	438218513	440657377	440705226	440763019	441226222	430679134	436404883	436539092
436427975	437360506	438218638	440657393	440705234	440763043	441226248	430679175	436404891	436539100
436428585	437360555	438218778	440657427	440705242	440763142	441226271	430679431	436404917	436539118
436428684	437360571	438219099	440657518	440705309	440763159	441226297	430679480	436404941	436539134
436428882	437360654	438219289	440657559	440705325	440763183	441231842	430679787	436404958	436539159
436428999	437360670	438220105	440657708	440705366	440763191	441231875	430679795	436404966	436539167
436429088	437360712	438220493	440657724	440705374	440763225	441231891	430679829	436404974	436539175
436429120	437360746	438221921	440657740	440705390	440763241	441231933	430680132	436404990	436539183
436429385	437360845	438221962	440657781	440705408	440763399	441231966	430680710	436405013	436539191
436429419	437360852	438222028	440657872	440705424	440763472	441231990	430681064	436405021	436539209
436429443	437360860	438223026	440658029	440705440	440763514	441232071	430681262	436405039	436539217
436429484	437360886	438224347	440658144	440706257	440763597	441232097	430681544	436405047	436539225
436429559	437360951	438224503	440658151	440706265	440763605	441232238	430681627	436405070	436539233
436429757	437360985	438255432	440658185	440706273	440763670	441232261	430681668	436405112	436539274
436443378	437361009	438391799	440658193	440706307	440763837	441232378	430681783	436405138	436539282
436443485	437361025	438443251	440658284	440706323	440763902	441232451	430681973	436405146	436539290
436443519	437361082	438475386	440658326	440706331	440763951	441232469	430682195	436405153	436542658
436443543	437361199	438486086	440658334	440706364	440764025	441232477	430682757	436410864	436542666
436443600	437361231	438493983	440658342	440706372	440764108	441232501	430683649	436410872	436542682
436443709	437361249	438497570	440658391	440706745	440764116	441232568	430684274	436410880	436542708
436443741	437361256	438504078	440658524	440706752	440764181	441232634	430685032	436410898	436542716
436443972	437361280	438507030	440658581	440706802	440764330	441232675	430685305	436410906	436542724
436444012	437361322	438540882	440658680	440706828	440764488	441232717	430685578	436410914	436542757
436444020	437361355	438540932	440658912	440706935	440764520	441232758	430685909	436410922	436542781
436444137	437361363	438542870	440658938	440706968	440764553	441232808	430686360	436410930	436544845
436444269	437361371	438543084	440659050	440706984	440764579	441232857	430686444	436410955	436547152
436444459	437361439	438558405	440659068	440707008	440764587	441232964	430686527	436410971	436547160
436444483	437361470	438567232	440659167	440707057	440764595	441232972	430686717	436410989	436547178
436458475	437361611	438580300	440659324	440707081	440764603	441232980	430686741	436410997	436547194
436458566	437361645	438584450	440659407	440707131	440764736	441232998	430687004	436411011	436547210
436458608	437361678	438585366	440659431	440707248	440764769	441233020	430687087	436411052	436547244
436458657	437361686	438587958	440659506	440707263	440764959	441233087	430687111	436411086	436547251
436458723	437361702	438589210	440659753	440707289	440764967	441233160	430687517	436415350	436547269
436458905	437361728	438590606	440659761	440707297	440765030	441233798	430687681	436415368	436549232
436459275	437361744	438591299	440659779	440707305	440765048	441233889	430687756	436415392	436551071
436459317	437361819	438593865	440659811	440707313	440765063	441233913	430688259	436415418	436551097
436459440	437361843	438595639	440659852	440708741	440765204	441233947	430688440	436415467	436551105
436459556	437361918	438605818	440659977	440708774	440879757	441234010	430688903	436415491	436551147
436459606	437362023	438605925	440660041	440708899	440879880	441234101	430689067	436416564	436551154
436472153	437362064	438613499	440660058	440708907	440879955	441234119	430689190	436416630	436551162
436472211	437362080	438613747	440660074	440708915	440880185	441234127	430689885	436416648	436551188
436472237	437362098	438614927	440660116	440709053	440880219	441241841	430690529	436416655	436551196
436472369	437362163	438616260	440660132	440709061	440880326	441241874	430690602	436416663	436551212
436472419	437362189	438627325	440660140	440709079	440880334	441241908	430691154	436416689	436551246
436472500	437362221	438628935	440660181	440709103	440880383	441241957	430692004	436416705	436551253
436472575	437362288	438645806	440660207	440709137	440880409	441241999	430692103	436416713	436551279
436472641	437362304	438651986	440660264	440709251	440880722	441242120	430692616	436416721	436551287
436472666	437362361	438690117	440660272	440709269	440880813	441242179	430692798	436416747	436551303
436484893	437362387	438695157	440660298	440709277	440880854	441242187	430692939	436416788	436551337
436484919	437362403	438726903	440660363	440709343	440880870	441242310	430692988	436416804	436551352
436484943	437362478	438733321	440660447	440709350	440880946	441242450	430693028	436416820	436551360
436485163	437362569	438742272	440660454	440709368	440880953	441242468	430693556	436416879	436551378
436485478	437362577	438742553	440660538	440709376	440880961	441242484	430693739	436416887	436551386
436485528	437362668	438744484	440660579	440709434	440881001	441242526	430694224	436416895	436551394
436485593	437362700	438744724	440660660	440709467	440884120	441242559	430694885	436416929	436551410
436498877	437362726	438749640	440660678	440709491	440884146	441242716	430694901	436416937	436551436
436498927	437362759	438768913	440660769	440709533	440884229	441242864	430695429	436416945	436551444
436499156	437362858	438770059	440660793	440709558	440884443	441242898	430695718	436416952	436551451
436499180	437362882	438772121	440660819	440709574	440884476	441244183	430695817	436416960	436551469
436499198	437362890	438773590	440660827	440709616	440884534	441244191	430695833	436416994	436551485
436499206	437362973	438775884	440660876	440709632	440884542	441244209	430695866	436417000	436551493
436499255	437363039	438776825	440660884	440709657	440884567	441244258	430695999	436417026	436551535
436499263	437363047	438779183	440660892	440709665	440884625	441244266	430696112	436417034	436551550
436510242	437363138	438779522	440660934	440709723	440884682	441244290	430696559	436417042	436551568
436510374	437363252	438779811	440660959	440709764	440884757	441244365	430696708	436417059	436551592
436510465	437363260	438780116	440660983	440709798	440884765	441244407	430696716	436417075	436551634
436510481	437363310	438781312	440661023	440709855	440884831	441244415	430696724	436417083	436551642

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436663447	436806525	436928535	437058977	437193063	440995322	441141066	441366051	441583333	441772241
436663462	436806541	436928550	437058985	437193071	440995348	441141082	441366085	441583358	441772258
436663488	436806558	436928568	437058993	437193089	440995355	441141108	441366119	441583366	441772274
436663512	436806566	436928576	437059009	437193097	440995371	441141116	441366127	441583374	441772282
436663520	436806582	436928584	437059033	437193105	440995389	441141140	441366143	441583382	441772290
436663538	436806608	436928600	437059074	437193113	440995397	441141165	441366150	441583903	441772308
436663546	436806616	436928618	437059090	437193139	440995405	441141173	441366168	441583929	441772316
436663579	436806624	436928626	437059108	437193154	440995413	441141181	441366176	441583937	441772332
436663595	436806632	436928634	437059140	437193162	440995421	441141199	441366184	441583952	441772357
436668917	436806640	436928642	437059165	437193188	440995439	441141223	441366192	441583960	441772365
436668925	436806657	436928683	437059181	437193196	440995447	441141231	441366200	441583986	441772373
436668933	436807721	436928691	437059199	437193212	440995454	441141249	441370665	441583994	441772381
436668958	436807747	436928709	437059207	437193238	440995462	441141272	441370673	441584000	441772399
436668974	436807754	436928725	437059256	437193253	440995470	441141298	441370699	441584018	441772407
436668982	436807762	436928741	437059264	437193261	440995488	441141322	441370707	441584026	441772415
436669022	436807788	436928766	437059272	437193279	440995496	441141330	441370715	441584034	441772423
436669030	436807796	436928774	437059280	437193295	440995504	441141355	441370723	441584075	441772431
436669048	436807804	436928790	437060510	437193303	440995512	441141371	441374717	441584091	441772449
436669063	436807820	436928832	437060619	437193311	440995520	441141389	441374725	441584117	441772456
436669097	436807838	436928840	437060643	437193329	440995553	441141397	441374733	441587169	441772472
436669105	436807887	436928873	437060650	437193337	440995561	441141405	441374758	441587177	441772480
436669113	436807895	436928915	437060676	437193345	440995595	441141413	441374766	441587185	441772498
436669121	436807903	436928923	437060684	437193360	440995603	441145232	441374774	441591104	441772506
436669139	436807911	436928931	437060692	437193378	440995611	441145265	441374782	441591120	441772530
436669154	436807937	436928949	437060700	437193386	440995637	441148723	441375649	441591138	441772548
436669170	436807960	436928956	437060718	437193394	440995645	441149929	441375656	441591146	441772555
436669188	436807978	436928964	437060742	437193410	440995652	441149960	441375664	441591161	441772589
436669196	436807986	436928980	437060767	437193428	440995678	441149986	441375680	441591179	441774171
436674121	436807994	436928998	437060783	437193444	440995686	441149994	441375698	441591187	441775152
436674139	436808000	436929004	437060791	437193451	440995694	441150000	441375706	441591195	441775160
436674147	436808018	436929012	437060825	437193469	440995702	441150018	441375714	441591203	441775178
436674154	436808034	436929020	437060833	437193477	440995744	441150026	441375722	441591211	441776002
436674188	436808059	436929038	437060841	437193485	440995751	441150059	441375748	441591229	441777281
436674204	436808075	436929053	437060858	437193519	440995769	441150067	441375755	441591237	441777299
436674220	436808083	436929061	437060866	437196207	440995785	441150075	441375763	441591245	441777323
436674238	436808091	436929079	437060882	437196215	440995793	441150083	441375771	441591260	441777331
436674261	436808109	436929087	437060908	437196223	440995801	441150091	441375789	441594504	441777349
436674287	436808117	436929103	437060916	437196231	440995819	441150109	441375797	441594520	441777356
436674295	436808133	436929137	437060924	437196264	440995835	441150117	441375805	441594546	441777364
436674311	436808166	436934004	437060940	437196298	440995843	441150133	441375813	441594553	441777372
436674337	436808174	436934012	437060957	437196306	440995850	441150158	441375821	441594561	441777380
436675110	436808182	436934038	437060965	437196314	440995868	441150166	441375839	441597333	441777638
436675136	436808216	436934046	437060981	437196322	440995876	441150174	441375847	441597358	441777646
436675151	436808224	436934061	437061005	437196330	440995884	441150182	441375862	441597366	441777653
436675169	436808232	436934087	437061021	437196348	440995926	441150190	441375870	441597382	441777661
436675177	436808240	436934095	437061062	437196363	440995934	441150216	441375904	441597390	441777687
436675201	436808257	436934111	437061070	437196371	440997872	441150232	441379815	441597408	441777695
436675268	436808273	436938054	437061096	437196389	440998078	441150240	441379823	441597416	441777711
436675276	436808281	436938062	437061112	437196397	441000361	441150257	441383783	441597952	441777729
436675284	436808299	436938088	437061120	437196405	441001831	441150265	441383791	441597960	441777745
436675292	436808315	436938096	437061138	437196413	441001849	441150281	441383825	441597978	441780814
436675300	436808323	436938104	437061179	437196421	441001856	441150299	441383833	441597986	441780822
436675334	436808331	436938138	437061187	437196439	441001864	441150307	441384864	441597994	441780848
436675342	436808349	436938146	437061203	437196447	441001872	441150315	441384880	441598000	441780855
436675359	436808406	436938237	437061211	437196462	441001880	441150323	441384898	441598018	441780871
436675367	436808422	436938245	437061229	437196470	441006962	441150349	441384914	441598034	441783222
436675375	436808430	436938252	437061237	437196488	441006988	441150356	441384922	441598067	441783339
436675425	436808455	436938286	437061245	437196520	441007002	441150364	441384930	441598075	441783347
436675433	436808463	436938310	437061252	437196553	441007010	441152360	441384955	441598091	441783354
436675441	436813687	436938351	437061260	437196561	441007036	441154788	441384989	441598117	441783370
436675474	436813711	436938369	437061286	437196579	441007051	441154804	441384997	441598125	441783396
436675482	436813745	436938377	437061310	437196587	441007069	441154846	441385002	441598133	441783412
436675490	436813752	436938385	437061328	437196595	441007077	441154853	441385010	441598141	441783420
436675508	436813760	436938393	437061336	437196611	441007093	441154861	441385069	441598158	441783438
436675516	436813802	436938401	437061351	437196629	441007101	441154887	441385077	441598166	441783446
436675524	436813810	436939482	437067358	437196637	441007127	441158516	441385085	441598182	441783453
436675532	436813836	436939524	437067366	437196645	441007150	441158532	441385093	441598190	441783461
436675557	436813844	436939540	437067382	437196652	441007168	441158540	441385101	441598216	441783479
436675565	436813851	436939573	437067390	437196686	441007176	441158565	441385119	441598224	441783487
436675573	436813869	436939581	437067408	437196702	441007218	441158573	441385135	441598232	441783503
436675581	436813877	436939607	437067424	437196728	441007226	441158581	441385143	441598240	441783511
436675599	436813968	436939615	437067432	437196736	441007234	441158599	441385150	441598265	441783727
436675615	436818264	436939623	437067440	437196751	441007242	441159860	441385168	441598281	441783735

SCH-A-2

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436510879	437363336	438781585	440661197	440709897	440884864	441244431	430696914	436417125	436551683
436511000	437363351	438782377	440661213	440709988	440884906	441244514	430696989	436417133	436551691
436511042	437363427	438784258	440661270	440709996	440884971	441244571	430697060	436417141	436551709
436511067	437363450	438785347	440661304	440710028	440885028	441244613	430697359	436417166	436551717
436522965	437363468	438789026	440661312	440710036	440885077	441244654	430697516	436417174	436551725
436523500	437363641	438791576	440661395	440710051	440885135	441252095	430697557	436417182	436551733
436523609	437363674	438791717	440661429	440710077	440885184	441252111	430697631	436417190	436551766
436523617	437363864	438792590	440661585	440710135	440885226	441252178	430697904	436417224	436551774
436523690	437363955	438793390	440661619	440710150	440885267	441252434	430698795	436417257	436551782
436523773	437363971	438794711	440661726	440710176	440885283	441253812	430698837	436417273	436551808
436523799	437363997	438795122	440661809	440710192	440885366	441253853	430698845	436417299	436551816
436523997	437364011	440380038	440661817	440710218	440885424	441253861	430698886	436417323	436551824
436524011	437364029	440380293	440661825	440710283	440885432	441253911	430698936	436417331	436551832
436524045	437364060	440380418	440661965	440710291	440885440	441253952	430699710	436417349	436551840
436535512	437364078	440382026	440661973	440710309	440898252	441254018	430700286	436417364	436551857
436535553	437364102	440382406	440662138	440710341	440898377	441254042	430700419	436417372	436551865
436535595	437364169	440383826	440662153	440710390	440898419	441254059	430700476	436418586	436551881
436535637	437364177	440384139	440662179	440710473	440898575	441254067	430700526	436420830	436551899
436535678	437364235	440385698	440662203	440710507	440898641	441254109	430701110	436421804	436551915
436535686	437364276	440390383	440662328	440710549	440898658	441254166	430701185	436421812	436551931
436535736	437364326	440392496	440662336	440710572	440898666	441254182	430701326	436421820	436551956
436535868	437364334	440393478	440662385	440710598	440898674	441254190	430701847	436421838	436551972
436536437	437364458	440395531	440662419	440710614	440898708	441261815	430702209	436421846	436551980
436550032	437364490	440395853	440662435	440710648	440898765	441261898	430702837	436421853	436551998
436550198	437364581	440396026	440662443	440710689	440899037	441261963	430703298	436421861	436552004
436550438	437364623	440396323	440662484	440710713	440899110	441262045	430703439	436421879	436552012
436550800	437364649	440398626	440662526	440710721	440899219	441262243	430703660	436421887	436554844
436560080	437365182	440399749	440662591	440710739	440899292	441262458	430703934	436421903	436554851
436560155	437365257	440400653	440662658	440710747	440902229	441262490	430704288	436421911	436554869
436523104	437366974	440402246	440662682	440710788	440902302	441262623	430704528	436421929	436554885
436523138	437367204	440402741	440662724	440710861	440902492	441263050	430704585	436421945	436554893
436523179	437367584	440404788	440662740	440710887	440902526	441263175	430704759	436421960	436554919
436523211	437367725	440409993	440662807	440710895	440902575	441264348	430704890	436430532	436554927
436523237	437368780	440412955	440662872	440711125	440902591	441264389	430705111	436430557	436554943
436523310	437369051	440414621	440662898	440711141	440902617	441264413	430705343	436430565	436554950
436560205	437369515	440414795	440662922	440711166	440902625	441264488	430705350	436430573	436554968
436560411	437369564	440416451	440662948	440711281	440902757	441264561	430705863	436430615	436555007
436560437	437369572	440417772	440662963	440711299	440902799	441264637	430706192	436430623	436555023
436560510	437369739	440421923	440662989	440711307	440902831	441271228	430706309	436430664	436555049
436572481	437369788	440422442	440663037	440711331	440902898	441271251	430706598	436430672	436555056
436572523	437369887	440424513	440663136	440711372	440902955	441271293	430706606	436430698	436555072
436572580	437370257	440424760	440663193	440711380	440902963	441271343	430706994	436430714	436555080
436572713	437370273	440425668	440663243	440711406	440903052	441271533	430707018	436430730	436555114
436572747	437370331	440428282	440663292	440711422	440903144	441271715	430707307	436430755	436555122
436572796	437370414	440429777	440663375	440711463	440903169	441272077	430707539	436430763	436555130
436572838	437370471	440430049	440663425	440711489	440903219	441272101	430708065	436430771	436555148
436572853	437370828	440430874	440663433	440711505	440903300	441272200	430708107	436430789	436555155
436573091	437370844	440432953	440663441	440711521	440903425	441272291	430708271	436430805	436555163
436573117	437371214	440433928	440663516	440711539	440903474	441272341	430708479	436430821	436555171
436573125	437371610	440434728	440663524	440711570	440903532	441273398	430708487	436430839	436555189
436573257	437372006	440436178	440663532	440711893	440903565	441273448	430708552	436430854	436555213
436586168	437373111	440437895	440663565	440711935	440903607	441273497	430708792	436431159	436561088
436586291	437373566	440439529	440663722	440711976	440915916	441273521	430708990	436432959	436561096
436586374	437374333	440441707	440663805	440712057	440915924	441273562	430709345	436433007	436561104
436586440	437374762	440442028	440663813	440712065	440915999	441273570	430709410	436433023	436561112
436586523	437374861	440444362	440663839	440712081	440916062	441273620	430709493	436433031	436561120
436586630	437375827	440444370	440663854	440712107	440916179	441273646	430709915	436433056	436561138
436586655	437375876	440444503	440663912	440712115	440916278	441280542	430710608	436433072	436561146
436586788	437375900	440447159	440664084	440712164	440916476	441280559	430710756	436433080	436561179
436586978	437376023	440450971	440664100	440712180	440916484	441280724	430711192	436433098	436561187
436587059	437376148	440453207	440664282	440712271	440916617	441280781	430711325	436433122	436561195
436587174	437376197	440462216	440664324	440712297	440916690	441280823	430711408	436433130	436561203
436587257	437376353	440462539	440664407	440712305	440916773	441280898	430711572	436433155	436561245
436587331	437376395	440465573	440664431	440712313	440916807	441281102	430711838	436433171	436561252
436600274	437376635	440471068	440664498	440712354	440916823	441281193	430711895	436433189	436561260
436600290	437376932	440471886	440664506	440712404	440916864	441281201	430712059	436433239	436561278
436600324	437377294	440472918	440664530	440712446	440919488	441281615	430712141	436433270	436561286
436600431	437377328	440476992	440664738	440712453	440919546	441281631	430712208	436433296	436561294
436600480	437377534	440477271	440664761	440712479	440919595	441281870	430712299	436433312	436562425
436600613	437377559	440477834	440664860	440712511	440919652	441281896	430712349	436433338	436562441
436600746	437377567	440481562	440664886	440712529	440919686	441281961	430712885	436433346	436562458
436600803	437377815	440482776	440664894	440712537	440919694	441283322	430713065	436433361	436562466
436600845	437377831	440483428	440665024	440712644	440919900	441283330	430713123	436433379	436562474

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436675623	436818298	436939649	437067457	437196785	441007259	441159886	441385176	441598299	441783750
436675649	436818314	436939656	437067465	437196835	441007267	441159894	441385184	441601473	441783768
436675656	436818355	436939672	437067473	437196843	441007275	441159902	441385200	441601481	441783784
436675664	436818389	436939680	437067481	437196868	441007283	441159910	441385218	441604162	441783792
436675672	436818397	436939706	437067499	437196876	441007341	441159928	441385226	441604196	441783818
436675680	436818405	436939714	437067507	437196884	441007358	441159944	441385234	441604212	441783834
436675698	436818421	436939722	437067515	437196892	441007382	441159951	441385242	441604220	441783842
436675706	436818447	436939730	437067523	437196900	441007390	441159969	441385267	441604246	441785706
436675714	436818462	436939748	437067531	437196918	441007408	441159977	441385275	441604253	441786183
436675722	436818470	436939755	437067549	437196926	441007416	441159985	441385283	441604261	441786316
436675730	436818488	436939789	437069875	437196934	441007440	441159993	441385291	441604287	441786571
436675748	436819635	436939805	437069974	437196942	441007457	441160009	441385309	441604295	441786589
436675755	436819643	436939813	437070089	437196959	441007465	441160041	441385333	441604907	441786597
436675763	436819676	436939839	437071855	437196967	441007473	441160058	441385341	441604923	441786613
436675797	436819684	436939862	437071889	437196975	441007499	441160066	441389228	441604949	441786621
436675805	436819692	436939870	437071905	437196983	441007507	441160082	441389236	441604972	441786639
436675821	436819700	436939888	437071913	437197007	441007515	441160090	441389244	441604980	441786647
436675854	436819726	436939896	437071921	437197015	441007531	441160108	441389251	441604998	441786654
436675862	436819734	436939904	437071939	437197023	441007549	441160116	441389285	441605003	441788932
436675870	436819742	436939912	437071947	437197056	441007572	441160124	441389301	441605011	441788940
436675896	436819759	436939920	437071970	437197064	441007598	441163987	441389319	441605029	441788957
436675904	436819767	436939938	437071996	437197072	441007614	441164019	441389350	441605037	441788965
436675912	436819775	436939953	437072010	437197080	441010188	441164027	441389368	441605045	441788999
436675920	436819783	436939961	437072028	437197106	441010196	441164043	441393246	441605052	441789005
436675938	436819791	436939987	437072036	437197114	441010204	441164050	441393253	441605060	441789013
436675946	436819809	436939995	437072051	437197130	441010220	441164068	441394293	441605078	441789021
436675953	436819841	436940001	437072069	437197155	441010246	441164076	441394301	441605086	441789039
436675961	436819858	436940019	437072077	437197163	441010261	441164100	441394319	441605094	441789450
436675987	436819866	436940043	437072085	437197171	441010279	441164126	441394343	441605102	441789468
436675995	436819908	436940076	437072093	437197189	441010295	441167210	441394350	441605110	441789476
436676019	436819924	436940084	437072119	437197197	441010303	441167228	441394368	441605128	441789484
436676027	436819932	436940100	437072135	437197205	441010311	441167236	441394376	441605144	441789492
436676035	436819940	436940142	437072143	437197213	441010329	441167269	441394384	441605151	441789500
436676043	436819965	436940159	437072150	437197221	441010337	441167277	441394392	441605169	441789526
436676050	436819999	436945075	437072184	437197239	441010345	441167285	441394400	441605177	441789534
436676068	436820013	436945091	437072192	437197247	441010352	441168424	441394418	441605185	441789542
436676076	436820021	436945117	437072200	437197254	441010360	441168432	441394426	441608676	441789559
436681142	436820047	436945125	437072218	437197262	441010386	441168440	441394434	441608684	441791399
436681183	436820054	436945141	437072242	437197270	441010394	441168457	441394442	441608692	441792140
436681191	436820062	436945158	437072259	437197288	441010402	441168473	441394459	441608700	441792389
436681209	436820070	436945166	437072267	437197296	441010410	441168481	441394467	441608718	441792397
436681233	436820088	436945232	437072275	437197312	441010428	441168499	441394483	441608726	441792413
436681241	436820096	436945240	437072283	437197320	441010444	441168507	441394491	441608734	441792421
436681258	436820104	436945257	437072309	437197338	441010451	441168515	441394509	441608742	441792439
436681266	436820112	436945265	437072317	437197346	441010469	441168523	441394517	441611514	441792447
436681290	436820138	436945281	437072358	437197353	441010477	441168556	441394525	441611522	441792793
436681316	436820146	436945299	437072390	437197361	441010485	441168564	441394541	441611530	441794757
436681340	436820161	436945307	437072408	437197387	441010501	441168572	441394558	441611555	441794765
436681373	436820195	436945315	437072416	437197411	441010519	441168606	441394566	441611563	441794773
436681399	436820203	436945323	437072424	437197429	441010527	441168614	441394574	441611571	441794781
436681415	436820211	436945331	437072432	437197445	441010535	441168622	441398245	441612009	441794799
436681449	436820229	436945349	437072440	437197452	441010550	441168630	441398302	441612017	441794815
436681456	436820237	436950471	437072465	437197460	441010568	441168689	441402005	441612025	441794823
436681464	436820245	436950489	437072499	440874998	441010576	441168713	441402013	441612033	441794831
436681498	436820252	436950497	437072507	440875003	441010592	441168721	441402039	441612041	441794849
436681514	436820278	436950505	437072531	440875045	441010600	441168739	441402047	441612066	441794856
436681522	436820286	436950539	437072549	440875052	441010618	441168747	441402054	441612074	441794864
436681530	436820294	436950547	437074123	440875094	441010642	441168754	441402070	441612082	441794872
436681555	436820310	436950554	437074131	440875128	441010659	441168762	441402096	441612090	441794880
436686109	436820328	436950570	437074149	440875151	441010667	441168770	441402104	441612108	441794898
436686117	436820336	436950596	437074172	440875169	441010675	441169380	441402112	441612116	441794906
436686125	436820344	436950604	437074180	440875177	441010683	441173010	441402120	441612140	441794914
436686133	436820351	436950620	437074198	440875185	441010709	441173028	441402146	441612157	441794922
436686141	436825277	436950638	437074214	440875219	441010717	441173036	441402153	441612165	441794930
436686158	436825285	436950646	437074222	440875227	441010725	441173069	441402161	441612173	441794948
436686166	436825293	436950661	437074230	440875235	441010758	441173085	441402179	441612207	441794963
436686174	436825301	436950679	437074255	440875243	441010774	441173093	441403037	441612223	441795564
436686216	436825327	436950687	437074263	440875250	441010782	441173135	441403045	441612249	441795572
436686224	436825368	436950703	437074271	440875284	441010790	441176781	441403094	441612264	441795580
436686257	436825376	436950711	437074289	440875300	441010816	441176807	441403102	441612272	441795598
436686265	436825392	436950729	437074297	440875342	441010824	441176815	441403110	441612280	441795606
436686281	436825426	436950760	437074305	440875359	441010832	441176823	441403136	441612298	441795622
436686299	436825434	436950786	437074321	440875367	441010840	441176849	441403151	441612306	441795630

SCH-A-3

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436600878	437378318	440485423	440665107	440712685	440919991	441283413	430713446	436433387	436562482
436600886	437378599	440486041	440665214	440712719	440920072	441283421	430714964	436433403	436562490
436600902	437378813	440487437	440665396	440712750	440920122	441283454	430715656	436433437	436562508
436615330	437378904	440488989	440665438	440712826	440920239	441283538	430715896	436433445	436562524
436615348	437378961	440489169	440665461	440712842	440920262	441283579	430715953	436433460	436562540
436615538	437379522	440489573	440665495	440712859	440920288	441290269	430716167	436433478	436562557
436615546	437379951	440489755	440665503	440712867	440920296	441290343	430716951	436433486	436562565
436615553	437380124	440492007	440665701	440712909	440920304	441290483	430724963	436433494	436562623
436615603	437380272	440492486	440665750	440712933	440920346	441290509	430751883	436433502	436562631
436615637	437381916	440492619	440665784	440712990	440920387	441290533	430752501	436433510	436562649
436615900	437382518	440495620	440665818	440713014	440920403	441290566	430753160	436433528	436562664
436615967	437383086	440495679	440665925	440713063	440920486	441290939	430753566	436433536	436562672
436616049	437383094	440500502	440665974	440713097	440920569	441290954	430753590	436433551	436562680
436616122	437522758	440503712	440666014	440713105	440920676	441291135	430754101	436433569	436562714
436629745	437529605	440505592	440666022	440713121	440920692	441291242	430754234	436433585	436562722
436629901	437530306	440506897	440666089	440713147	440920718	441292331	430754622	436433593	436562748
436629919	437532203	440509610	440666147	440713170	440920767	441292406	430755132	436433601	436562763
436629935	437536568	440509990	440666261	440713188	440920775	441292422	430756429	436433635	436562789
436630123	437538937	440511061	440666329	440713204	440920783	441292430	430756478	436433643	436562805
436630131	437547813	440511343	440666360	440713261	440920809	441292448	430756858	436433668	436562854
436630255	437549371	440512093	440666402	440713303	440920833	441292513	430757153	436433684	436562870
436630297	437562960	440514289	440666444	440713378	440920841	441292521	430757179	436433700	436562888
436630404	437570666	440514883	440666501	440713386	440932580	441292539	430758003	436433718	436562896
436630537	437571078	440520310	440666519	440713428	440932655	441292562	430758110	436433726	436562904
436646830	437590508	440522118	440666543	440713444	440932671	441292570	430758219	436433734	436562912
436646921	437592553	440523033	440666550	440713451	440932754	441292588	430758227	436433742	436562920
436646996	437603913	440526127	440666600	440713527	440932952	441292596	430758565	436433759	436562938
436647168	437604143	440527687	440666618	440713568	440933059	441292612	430758714	436433767	436562946
436647291	437607039	440528651	440666691	440713584	440933091	441292620	430759399	436433775	436562953
436647374	437611767	440529055	440666709	440713592	440933133	441292653	430760058	436433783	436562961
436647416	437612088	440530715	440666774	440713634	440933141	441299989	430763581	436433791	436562979
436647531	437808454	440531671	440666824	440713725	440933166	441300019	430763870	436433817	436562987
436647572	437809270	440538213	440666865	440713741	440933232	441300084	430763961	436433825	436563019
436647812	437809510	440538429	440666873	440713766	440933281	441300225	430764274	436433833	436563035
436660104	437809767	440539518	440666949	440713808	440933315	441300258	430764647	436433858	436563050
436660179	437810377	440539559	440666972	440713832	440933349	441300308	430765107	436438949	436563068
436660336	437811177	440540011	440666998	440713857	440933372	441300365	430765180	436438956	436563076
436660369	437811425	440545275	440667038	440713881	440933455	441300415	430765735	436438964	436563092
436660401	437811763	440550259	440667087	440713923	440936235	441300563	430766212	436438998	436563100
436660575	437813017	440550432	440667178	440713972	440936417	441300621	430766295	436439004	436563118
436660666	437813355	440552735	440667202	440713980	440936433	441302080	430766741	436439012	436563134
436660740	437814254	440553469	440667244	440714038	440936490	441302114	430767178	436439038	436563167
436660922	437814635	440554111	440667277	440714061	440936573	441302122	430767723	436439046	436566145
436661169	437815129	440555027	440667434	440714087	440936672	441302130	430767889	436439061	436567010
436673032	437815384	440556462	440667459	440714095	440936748	441302197	430768150	436439079	436568893
436673115	437816754	440562072	440667574	440714350	440936870	441302221	430768911	436444962	436568901
436673487	437816895	440563047	440667608	440714400	440936896	441309788	430769042	436444970	436568919
436673495	437817679	440563500	440667699	440714442	440936938	441309887	430769877	436444988	436568927
436673529	437817760	440566180	440667764	440714459	440936979	441309937	430769901	436444996	436568935
436673560	437817844	440566636	440667772	440714475	440936987	441309960	430769992	436445019	436568943
436673578	437818214	440568764	440667814	440714491	440937027	441310133	430770602	436445027	436568950
436684518	437818404	440575546	440667822	440714509	440937134	441310323	430770651	436445050	436568968
436684526	437819147	440575660	440667848	440714616	440937191	441310372	430770792	436445068	436568976
436684674	437819253	440579381	440667855	440714632	440937217	441310398	430770826	436445084	436568984
436684708	437819535	440585180	440667970	440714640	440937225	441310414	430770867	436445092	436568992
436684880	437819618	440585222	440668010	440714673	440937241	441310430	430770925	436445118	436569016
436684971	437819659	440587525	440668051	440714699	440937266	441310463	430771097	436445134	436569032
436685010	437819683	440590289	440668176	440714715	440937332	441310596	430771337	436445142	436569040
436685119	437819782	440599132	440668317	440714749	440947380	441310752	430771444	436445159	436569057
436685127	437819949	440600930	440668358	440714855	440947489	441311081	430771725	436446843	436569073
436685135	437819956	440601888	440668366	440714863	440947513	441312444	430771915	436446850	436569099
436685184	437820269	440608859	440668390	440714921	440947539	441312451	430772830	436446868	436569107
436685200	437820491	440612943	440668465	440714939	440947927	441312469	430772905	436446884	436569115
436685226	437820566	440613370	440668499	440714954	440947943	441312584	430772939	436446892	436569123
436685457	437820707	440613883	440668507	440714996	440948016	441312659	430773028	436446918	436569149
436697809	437821051	440614089	440668564	440715076	440948065	441312709	430773143	436446934	436574081
436697874	437821184	440614287	440668598	440715092	440948073	441312733	430773622	436446942	436574099
436697882	437821309	440614337	440668614	440715100	440948115	441312758	430773655	436446967	436574107
436697908	437821358	440614766	440668622	440715142	440948131	441312774	430773663	436446975	436574115
436698138	437821374	440614840	440668648	440715175	440948347	441312808	430773846	436446983	436574123
436698187	437821408	440615342	440668655	440715225	440950806	441319837	430773861	436446991	436574131
436698237	437821457	440615565	440668663	440715233	440950830	441319878	430774166	436447007	436574149
436698286	437821572	440615730	440668689	440715290	440951044	441319993	430774489	436447015	436574156

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436686307	436825459	436950794	437074339	440875375	441010857	441176880	441403169	441612314	441795663
436686315	436825475	436950802	437074347	440875383	441010873	441176906	441403177	441612330	441795671
436686323	436825509	436950810	437074388	440875417	441010881	441176922	441403185	441612348	441795689
436686331	436825517	436950828	437074404	440875425	441010899	441176930	441403193	441612355	441795697
436686349	436825525	436950851	437074420	440875433	441010907	441176955	441403201	441612363	441795705
436686356	436825533	436950869	437074438	440875441	441010949	441176989	441403219	441612397	441795713
436686364	436825558	436950877	437074446	440876886	441010964	441178126	441403227	441615440	441795739
436686372	436830756	436950893	437074453	440877017	441010972	441178134	441403235	441615473	441799780
436686398	436830764	436950919	437074461	440881712	441011004	441178167	441403243	441618006	441799798
436686414	436830772	436950927	437074479	440881720	441011012	441178191	441403268	441618014	441799814
436686422	436830780	436950943	437074487	440881761	441011020	441178209	441403276	441618022	441800091
436686430	436830798	436950976	437074511	440881779	441011038	441178217	441403284	441618030	441800455
436686448	436830806	436951008	437074537	440881787	441011046	441178225	441403292	441618055	441801719
436686471	436830822	436951016	437074545	440881795	441011053	441178241	441403300	441618063	441802436
436686489	436830830	436951024	437074560	440881803	441011061	441178258	441403318	441618105	441802600
436686497	436830848	436951032	437074578	440881837	441011079	441178266	441403326	441618121	441802618
436687362	436830871	436951057	437074594	440881852	441011087	441178282	441403342	441618139	441802626
436687370	436830897	436951065	437074602	440881860	441011095	441178290	441406972	441618147	441802634
436687388	436830905	436951099	437074628	440881878	441011103	441178308	441406980	441618154	441802642
436687396	436831937	436951107	437074636	440881886	441011111	441178316	441406998	441618378	441802659
436687404	436831945	436951115	437074644	440881894	441011137	441178324	441407020	441618394	441802709
436687412	436831952	436951149	437074651	440881910	441011145	441178332	441407038	441618410	441803269
436687420	436831960	436951156	437074669	440881928	441014685	441178340	441407053	441618428	441803277
436687453	436832018	436951164	437074677	440881969	441015740	441178357	441409893	441618444	441803285
436687461	436832026	436951172	437074685	440881985	441015757	441178365	441409901	441618451	441803301
436687479	436832034	436951180	437074693	440881993	441015765	441178373	441409943	441618469	441803319
436687487	436832042	436952501	437074735	440882009	441015773	441178381	441409950	441618477	441803335
436687495	436832059	436952519	437074750	440882017	441015781	441178431	441410701	441618485	441803343
436687511	436832067	436952543	437074776	440882025	441015849	441178449	441410719	441618493	441803368
436687537	436832091	436952550	437077084	440882033	441015856	441178456	441410735	441618519	441803376
436687578	436832109	436952592	437080468	440882058	441015880	441178480	441410750	441618527	441803392
436687602	436832117	436952600	437080484	440882066	441015898	441178498	441410768	441618550	441803400
436687628	436832125	436952618	437080492	440882074	441015906	441182490	441410784	441618568	441803426
436687636	436832158	436952626	437080500	440882090	441015914	441182508	441410792	441618576	441803442
436687651	436832166	436952642	437080518	440882157	441020567	441182516	441410800	441618584	441803467
436687669	436832174	436952675	437080526	440882165	441020583	441182532	441410818	441618592	441803475
436687677	436832182	436952683	437080542	440882173	441020633	441186152	441410826	441618600	441803483
436687685	436832208	436952709	437080559	440882199	441020641	441186160	441410834	441618618	441803491
436687719	436832224	436952741	437080575	440882207	441020658	441186178	441410842	441618626	441803509
436687727	436832232	436952766	437080583	440882215	441020666	441186186	441410867	441618642	441803517
436687750	436832257	436952790	437085210	440882249	441020682	441186194	441410891	441618659	441803525
436687792	436832273	436952808	437085228	440882256	441020690	441186210	441410909	441622511	441803533
436687800	436832281	436952816	437085236	440882272	441020716	441186228	441418050	441622529	441803541
436687818	436832299	436952824	437085244	440882280	441020732	441186236	441418068	441622552	441803574
436687834	436832307	436952832	437085251	440882298	441020740	441186244	441418076	441622578	441803582
436687842	436832331	436952840	437085269	440882322	441020757	441186251	441418100	441622586	441805306
436687867	436832349	436952865	437085277	440882330	441020773	441186269	441418118	441622594	441806304
436687909	436832364	436952873	437085285	440882348	441020781	441186277	441418126	441625183	441806866
436687925	436832372	436952881	437085293	440882363	441020799	441186285	441418134	441625191	441806882
436687933	436832380	436952899	437085319	440882389	441021847	441187382	441418142	441625209	441806890
436687941	436832398	436952915	437085327	440885564	441023769	441187390	441418159	441625225	441806908
436687958	436832406	436952923	437085350	440885572	441023777	441187408	441418175	441625233	441806916
436687966	436832414	436952931	437085384	440885580	441023793	441187432	441418183	441625753	441806924
436687974	436832422	436952949	437085400	440885598	441023801	441187440	441418886	441625761	441806932
436687982	436832463	436952972	437085418	440885606	441023819	441187457	441418894	441625779	441806940
436688006	436832489	436952980	437085459	440885614	441023843	441187481	441418902	441625787	441808607
436688022	436832497	436952998	437085475	440885622	441023850	441187523	441418910	441625795	441810058
436688030	436832505	436953004	437085509	440885648	441023868	441187531	441418928	441625811	441810066
436688048	436832513	436953012	437085525	440885655	441023876	441187549	441418944	441625829	441810074
436688055	436832521	436953046	437085533	440885663	441023884	441187556	441418977	441625837	441810082
436688063	436832570	436953053	437085541	440885671	441023918	441187572	441418993	441625845	441810090
436688089	436832588	436953079	437085566	440885689	441023934	441187580	441419025	441625852	441810116
436688105	436832596	436953087	437085608	440885697	441023942	441187606	441419033	441625860	441810124
436688113	436832620	436953103	437086689	440885705	441024007	441187614	441419041	441625878	441810132
436688121	436832646	436953111	437086705	440885713	441024015	441187622	441419090	441625902	441810140
436693998	436832679	436953129	437086713	440885721	441024023	441187630	441419108	441625910	441810157
436694004	436832687	436953137	437086721	440885739	441024049	441187655	441419116	441625944	441810181
436694012	436832703	436953160	437086739	440885754	441024064	441187671	441419132	441628781	441810207
436694020	436832711	436953178	437086754	440885788	441024072	441187689	441419165	441628799	441810223
436694038	436832729	436953202	437086770	440885796	441024080	441190998	441419207	441628807	441810231
436694053	436832737	436953236	437086804	440885804	441024098	441191004	441419215	441628823	441810249
436694061	436832745	436958656	437086812	440885812	441024114	441191012	441419223	441631827	441810256
436694079	436832752	436958672	437086820	440885838	441024122	441194446	441423019	441631835	441810264

SCH-A-4

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436698294	437821655	440615805	440668705	440715308	440951051	441320603	430774604	436447023	436574164
436698344	437821697	440615904	440668713	440715365	440951069	441320751	430774695	436447031	436574172
436698385	437822109	440616100	440668739	440715373	440951184	441321098	430774943	436447064	436574198
436698641	437822125	440616225	440668788	440715399	440951192	441322302	430775130	436447072	436574214
436711295	437822174	440616266	440668804	440715407	440951226	441322351	430775262	436447098	436574230
436711303	437822398	440616274	440668820	440715423	440951234	441322369	430775304	436447106	436574255
436711394	437822471	440616340	440668853	440715431	440951267	441322393	430775569	436447114	436574263
436711451	437822588	440616472	440668861	440715498	440951465	441322427	430775791	436447130	436574271
436711568	437822836	440616514	440668903	440715548	440951580	441322450	430775833	436447148	436574289
436711576	437822893	440616639	440668911	440715555	440951655	441322492	430776013	436447163	436574305
436711873	437822943	440616670	440668945	440715571	440951705	441322500	430776047	436447171	436574321
436711931	437822968	440616712	440668994	440716447	440962421	441328341	430776286	436447189	436575708
436712079	437822984	440616787	440669067	440716454	440962439	441328374	430776443	436447197	436575716
436712194	437823099	440616803	440669117	440716462	440962710	441328556	430777029	436447205	436575732
436712228	437823123	440616878	440669158	440716470	440962967	441328606	430777375	436447221	436575757
436712269	437823255	440616886	440669281	440716512	440963031	441328648	430777847	436447239	436575773
436725105	437823495	440617108	440669422	440716546	440963049	441328804	430777854	436447247	436575799
436725139	437823529	440617215	440669505	440716561	440963148	441328929	430778035	436447254	436575807
436725170	437823594	440617454	440669521	440716736	440963254	441328978	430778217	436447262	436575815
436725246	437823685	440617470	440669604	440716744	440963320	441329042	430778266	436447288	436575831
436725386	437823743	440617504	440669638	440716785	440965077	441329224	430778605	436447296	436575856
436725410	437823750	440617595	440669729	440716850	440965085	441329448	430778621	436447304	436575864
436725444	437823800	440617900	440669901	440716876	440965218	441329471	430778761	436447312	436575872
436725451	437823842	440617975	440669927	440716884	440965242	441330693	430779009	436447346	436575880
436725501	437823883	440618346	440670065	440716900	440965366	441330743	430779876	436447353	436575914
436725717	437823917	440618551	440670073	440716926	440965457	441330792	430779900	436447361	436575930
436736862	437823966	440618593	440670180	440716934	440965465	441330818	430779926	436447395	436575955
436736870	437823974	440618676	440670230	440716975	440965531	441330834	430780585	436447403	436575963
436736912	437823982	440618684	440670248	440716983	440965556	441330842	431071521	436447411	436575989
436737035	437824048	440618692	440670339	440716991	440965606	441330867	431072776	436447429	436575997
436737043	437824089	440618833	440670412	440717056	440965630	441330917	431116821	436447437	436576003
436737076	437824139	440619427	440670420	440717114	440965663	441336682	431124866	436447452	436576011
436737159	437824162	440619492	440670446	440717130	440965671	441336708	431131960	436447478	436576029
436758536	437824212	440619609	440670461	440717197	440965762	441336757	431152271	436447494	436576045
436758544	437824220	440619641	440670503	440717270	440965788	441336880	431152636	436447502	436576052
436758593	437824246	440619658	440670552	440717296	440965838	441337193	431157320	436447510	436576078
436758924	437824261	440619716	440670586	440717346	440965846	441337219	431158872	436447528	436576128
436759153	437824501	440619732	440670594	440717361	440965895	441337318	431169051	436447544	436576136
436769897	437824543	440619914	440670644	440717387	440965986	441337433	431934280	436447551	436576144
436769921	437824584	440619930	440670735	440717460	440966000	441337490	431969179	436447577	436576151
436770192	437824600	440619948	440670933	440717478	440975183	441337581	432095248	436447593	436576177
436770242	437824733	440619997	440671006	440717510	440975456	441338811	432473452	436447627	436576185
436770267	437824808	440620011	440671105	440717536	440975464	441338829	432884047	436447643	436576201
436770275	437825094	440620060	440671196	440717544	440975563	441338860	433120177	436447650	436576219
436770325	437825110	440620086	440671253	440717551	440975589	441338894	433342839	436447668	436576235
436770333	437825227	440620136	440671279	440717577	440975647	441338928	434235669	436447684	436576250
436770499	437825284	440620193	440671360	440717692	440975704	441338951	434411245	436447692	436576268
436770598	437825318	440620219	440671485	440717718	440975720	441339041	434793089	436447700	436576276
436770648	437825334	440620268	440671501	440717726	440975779	441339058	434898136	436447718	436576284
436770739	437825425	440620367	440671600	440717734	440978252	441339066	434975975	436447734	436576292
436781785	437825607	440620409	440671618	440717775	440978393	441339124	434992947	436447759	436576300
436782155	437825649	440620573	440671634	440718070	440978476	441346129	435001581	436447767	436576318
436782189	437825656	440620698	440671683	440718187	440978484	441346137	435021399	436447783	436576326
436782296	437825748	440620714	440671733	440718195	440978690	441346228	435026810	436447791	436576342
436782312	437825789	440620805	440671741	440718203	440978799	441346244	435167010	436447817	436576367
436782353	437825904	440620813	440671758	440718229	440978831	441346285	435169982	436447833	436576375
436782445	437825946	440620904	440671774	440718237	440978880	441346293	435253042	436447841	436576383
436782643	437826092	440620995	440671824	440718278	440978922	441346509	435262571	436447866	436576391
436782775	437826167	440621050	440671840	440718302	440979003	441346772	435276712	436447916	436576433
436782809	437826183	440621126	440671857	440718336	440979011	441346798	435348339	436447924	436576441
436782841	437826241	440621134	440671873	440718351	440979060	441346822	435351424	436447932	436576458
436782866	437826308	440621225	440671899	440718369	440979185	441346830	435370523	436447940	436576466
436782908	437826324	440621233	440671907	440718377	440979227	441346863	435388749	436447965	436576516
436793624	437826332	440621266	440671931	440718385	440979268	441347143	435389093	436447973	436576524
436793871	437826449	440621308	440671964	440718401	440979284	441347259	435407390	436447999	436576540
436793905	437826522	440621365	440671972	440718526	440979318	441347275	435432810	436448005	436576615
436794275	437826530	440621431	440671980	440718690	440979391	441347317	435465786	436448013	436576631
436794283	437826555	440621506	440672087	440718716	440979417	441347424	435474135	436448021	436576656
436794325	437826621	440621530	440672103	440718724	440989630	441348869	435491105	436448039	436576672
436794416	437826704	440621555	440672160	440718757	440989721	441348885	435491980	436448047	436576680
436794457	437826738	440621589	440672202	440718799	440989747	441348935	435508346	436448054	436576706
436794606	437826746	440621712	440672210	440718807	440989762	441348943	435508684	436448062	436576714
436805808	437826787	440621787	440672236	440718864	440989770	441348968	435525027	436448070	436576722

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436694087	436832760	436958680	437086838	440885853	441024130	441194453	441423027	441631876	441810272
436694103	436832802	436958698	437086846	440885879	441024148	441194479	441423035	441631884	441810280
436694145	436832810	436958706	437086853	440885887	441024155	441194487	441423043	441631892	441810306
436694152	436832828	436958714	437086861	440885895	441024163	441194495	441423050	441631900	441810348
436694160	436832836	436958722	437086895	440885929	441024171	441194743	441426079	441631918	441810884
436694186	436832851	436958748	437086903	440885945	441024189	441195179	441426087	441631926	441810900
436694202	436832869	436958755	437086911	440885952	441024197	441195203	441426095	441631942	441810918
436694210	436832877	436958771	437086929	440885960	441024205	441195229	441426129	441631959	441810926
436694228	436832885	436958805	437086937	440885978	441024213	441195245	441426145	441631967	441810934
436694236	436834600	436961106	437086945	440885986	441024239	441195252	441426939	441631975	441810942
436694244	436834618	436963219	437086952	440885994	441024247	441195260	441426947	441631983	441810959
436694251	436834634	436963227	437086960	440886059	441024254	441195286	441426954	441631991	441814647
436694269	436834667	436963235	437086986	440886067	441024270	441195294	441426962	441632015	441816360
436694277	436834725	436963243	437086994	440886075	441024288	441195302	441426970	441632049	441816386
436694285	436834733	436963250	437087018	440886083	441024296	441195310	441426988	441632056	441816402
436694327	436834758	436963268	437087026	440886109	441024304	441195328	441426996	441632072	441816410
436694343	436834766	436963276	437087034	440886117	441024320	441195336	441427002	441632080	441816428
436694350	436834782	436963284	437087042	440886125	441024338	441195344	441427010	441632098	441816840
436699409	436834790	436963292	437087059	440886133	441024346	441195377	441427069	441632106	441816857
436699417	436834808	436963300	437087075	440886141	441024361	441199304	441427077	441632114	441816865
436699425	436834816	436963318	437087091	440886158	441024379	441199320	441427093	441632122	441816873
436699433	436834824	436963326	437087109	440886174	441024387	441199338	441427101	441632130	441816899
436699441	436834832	436963334	437087117	440886182	441024395	441199346	441427119	441632155	441816915
436699458	436834840	436963375	437087133	440886190	441024403	441199353	441427135	441635968	441816923
436699482	436834865	436963391	437087208	440886216	441024411	441199361	441427143	441635984	441818580
436699490	436836159	436963409	437087216	440886232	441024429	441199387	441427150	441635992	441819505
436699508	436836175	436963417	437087232	440886240	441024460	441202124	441427176	441636008	441819596
436699524	436836183	436963433	437087240	440886265	441024478	441202173	441427184	441636016	441819794
436699532	436836209	436963441	437087273	440886299	441024486	441202181	441427192	441638889	441819802
436699540	436836241	436963458	437087281	440886307	441024494	441202215	441427200	441638897	441819828
436699565	436836266	436963466	437087307	440886323	441024502	441202231	441427226	441638905	441819844
436699581	436836274	436963482	437087315	440886331	441024528	441202249	441427234	441639473	441819851
436699607	436836290	436963490	437087356	440886349	441024536	441202983	441427259	441639499	441819869
436700355	436836324	436963557	437087364	440886372	441024544	441203007	441427283	441639507	441822277
436701312	436836332	436963565	437087398	440886380	441024551	441203015	441427291	441639523	441822293
436701353	436836340	436963573	437087406	440886398	441024569	441203031	441427309	441639531	441822301
436701379	436836373	436963581	437087414	440886406	441024593	441203049	441427317	441639556	441822319
436701387	436836423	436963599	437087422	440886414	441024601	441203056	441427325	441639572	441822327
436701411	436836431	436963607	437092257	440886422	441024619	441203064	441427333	441639580	441822335
436701429	436836449	436963623	437092265	440886430	441024627	441203072	441427374	441639606	441822350
436701437	436836472	436963631	437092273	440886463	441024635	441203098	441427382	441639614	441822368
436701445	436836498	436963649	437092281	440886471	441024643	441203114	441431541	441639622	441822376
436701452	436836522	436963656	437092299	440886489	441029519	441203130	441431566	441639630	441822954
436701494	436836530	436963680	437092307	440886497	441029527	441206018	441431574	441639648	441822962
436701502	436836548	436963698	437092315	440886505	441029568	441206026	441431582	441639655	441822970
436701510	436836555	436963706	437092323	440886513	441029592	441206034	441431590	441639663	441822988
436701536	436836571	436963722	437092331	440886521	441029600	441206059	441431608	441639671	441822996
436701544	436836589	436963730	437092349	440886539	441029618	441206067	441431616	441639689	441823002
436701551	436836605	436963748	437092364	440886547	441029634	441206091	441435641	441639697	441823010
436701577	436836621	436963755	437092935	440886562	441029642	441206117	441435666	441639705	441823028
436701619	436836639	436963797	437093750	440886570	441029683	441209061	441435682	441639713	441823069
436701627	436836647	436963805	437094360	440886588	441029709	441209079	441435690	441639739	441823077
436701635	436836654	436963813	437096167	440886604	441029717	441209087	441435708	441639747	441823085
436701643	436836662	436963821	437096209	440892628	441029725	441209095	441436490	441639754	441823093
436701650	436836696	436963839	437096225	440894285	441029733	441210051	441436508	441643137	441823101
436701668	436836712	436963854	437096266	440894293	441029766	441210069	441436524	441643145	441823119
436701676	436836746	436965149	437096274	440894301	441029774	441210077	441436540	441643160	441823127
436701692	436836753	436965156	437096290	440894319	441029782	441210085	441436557	441643178	441823143
436701700	436836779	436965172	437096357	440894335	441031580	441210093	441436573	441643186	441823150
436701718	436836787	436965198	437096365	440894343	441032968	441210119	441436581	441643194	441823176
436701734	436836803	436965206	437096381	440894368	441032984	441210127	441436607	441643202	441823184
436701775	436836811	436965214	437096423	440894384	441033008	441210143	441436615	441645710	441824992
436701783	436836829	436965230	437096431	440894392	441033032	441210184	441436623	441645736	441825007
436701817	436836837	436965255	437096449	440894400	441033040	441210192	441436631	441645744	441825205
436701825	436836845	436965263	437096456	440897767	441033057	441210200	441436649	441645769	441825239
436701833	436836878	436965271	437096472	440899797	441033073	441210218	441436656	441646502	441825353
436701841	436836886	436965289	437096480	440899805	441033099	441210226	441436680	441646510	441825411
436701858	436836894	436965305	437096498	440899813	441033123	441210242	441436706	441646528	441828522
436707806	436836902	436965313	437096514	440899847	441033131	441210275	441436714	441646536	441828548
436707822	436836910	436965321	437096530	440899854	441033149	441210309	441436722	441646551	441828563
436707855	436836928	436965339	437097330	440899862	441033156	441210317	441436748	441646569	441828571
436707863	436836969	436965388	437097348	440899870	441033164	441210358	441436755	441646585	441828597
436707897	436836977	436965412	437097355	440899888	441033172	441210366	441436763	441646593	441828670

SCH-A-5

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436805832	437826829	440621811	440672251	440718906	440989846	441348992	435561154	436448096	436576730
436805881	437826837	440621894	440672301	440718922	440989853	441349008	435578380	436448104	436576748
436805907	437826894	440621969	440673424	440719037	440989994	441349024	435596994	436454458	436576755
436806020	437826902	440621993	440673432	440719045	440990034	441349032	435657010	436454466	436576763
436816946	437826944	440622058	440673465	440719052	440990075	441349065	435768940	436454474	436576771
436816987	437826951	440622090	440673606	440719078	440990158	441349073	435784442	436454482	436576789
436817183	437827033	440622140	440675098	440719441	440990224	441354263	435797659	436454490	436576797
436817217	437827066	440622264	440675155	440719458	440990240	441354305	435974712	436454532	436576805
436817241	437827074	440622306	440675163	440719466	440990323	441354362	436045421	436454565	436576813
436817316	437827124	440622314	440675171	440719474	440990422	441354438	436046106	436454573	436576821
436817340	437827330	440622330	440675270	440719508	440990430	441354529	436174965	436454581	436576839
436817449	437827405	440622447	440675296	440719581	440990539	441354560	436269831	436454599	436576854
436817480	437827421	440622462	440675353	440719599	440990851	441354677	436278154	436454615	436576862
436817555	437827462	440622504	440675445	440719649	440993442	441354743	436280408	436454623	436576870
436817639	437827496	440622595	440675486	440719680	440993541	441355005	436280770	436454631	436576896
436817654	437827520	440622629	440675528	440719698	440993582	441355211	436280804	436454706	436576938
436817720	437827678	440622645	440675551	440719714	440993624	441355377	436280838	436454714	436576946
436829428	437827777	440622702	440675619	440719763	440993657	441355401	436280952	436454722	436576953
436829543	437827793	440622710	440675627	440719896	440993665	441355658	436280960	436454748	436582845
436829592	437827850	440622744	440675635	440719938	440993855	441355716	436285225	436454763	436582852
436829600	437828080	440622835	440675809	440720126	440993921	441355724	436285308	436454789	436582878
436829618	437828114	440622850	440675866	440720142	440993962	441355732	436285449	436456693	436582886
436829634	437828122	440622884	440675890	440720233	440994051	441355765	436285464	436460091	436582894
436829758	437828171	440622959	440675924	440720381	440994283	441355773	436285472	436460109	436582928
436830210	437828254	440623015	440676005	440720399	440994309	441355781	436285498	436460117	436582944
436835417	437828346	440623064	440676047	440720415	440994366	441363900	436285506	436460125	436582951
436835425	437828452	440623072	440676054	440720498	440994416	441364015	436285514	436460158	436582969
436835524	437828767	440623130	440676260	440720506	440994440	441364098	436285530	436460174	436582977
436835672	437828783	440623155	440676500	440720514	440994473	441364155	436285563	436460216	436582993
436835722	437828965	440623163	440676559	440720530	440994481	441364288	436294466	436460232	436583009
436835771	437829187	440623171	440676658	440720589	440994549	441364296	436294581	436460240	436583017
436835797	437829351	440623205	440676690	440720613	440994556	441364312	436294599	436460299	436583025
436835912	437829609	440623221	440676708	440720639	440994572	441364353	436294607	436460307	436583033
436835995	437829757	440623239	440676773	440720670	440994598	441364361	436294615	436461867	436583041
436847347	437830276	440623296	440676815	440720688	440994614	441364502	436294649	436461883	436587950
436847354	437830466	440623312	440676856	440720779	440994622	441365822	436294664	436461933	436587984
436847388	437831431	440623338	440676880	440720860	440994663	441365855	436294706	436461941	436587992
436847479	437831449	440623361	440676989	440720902	440994671	441365897	436294722	436461958	436588008
436847644	437831563	440623395	440677102	440720936	440994812	441373180	436294730	436461990	436588016
436847693	437831613	440623460	440677110	440721009	440994820	441373206	436294748	436462048	436588032
436847990	437831654	440623494	440677128	440721025	440994879	441373255	436297006	436462055	436588040
436848261	437831787	440623544	440677334	440721090	440994895	441373347	436297097	436462063	436588065
436848386	437831811	440623585	440677359	440721181	440994911	441373420	436297295	436462071	436588073
436848402	437831845	440623643	440677375	440721256	440994960	441373479	436297303	436462089	436588081
436848436	437831852	440623858	440677391	440721272	440994978	441373511	436297337	436462105	436588099
436848444	437831886	440623890	440677474	440721330	441005055	441373537	436297345	436462113	436588115
436863724	437831969	440623965	440677540	440721371	441005261	441373586	436297360	436462121	436588123
436863955	437832009	440624088	440677664	440721405	441005469	441373594	436297402	436462139	436588131
436864144	437832041	440624211	440677698	440721488	441005527	441373602	436297410	436462154	436588149
436864151	437832082	440624252	440677706	440721512	441005691	441373610	436297428	436462162	436588156
436864276	437832306	440624278	440677722	440721520	441005717	441373677	436297436	436462170	436588164
436867873	437832322	440624302	440677854	440721538	441005808	441373685	436297451	436462196	436588180
436879985	437832421	440624740	440677888	440721603	441006004	441373743	436297477	436462204	436588198
436880181	437832645	440624831	440677896	440721645	441006079	441373883	436297485	436462212	436589535
436880215	437832777	440624864	440677979	440721660	441006327	441374022	436297493	436462246	436589782
436880538	437832884	440624906	440678019	440721736	441006343	441374063	436297501	436462253	436589790
436880595	437832967	440624948	440678100	440721751	441006350	441374162	436297519	436462261	436589816
436880918	437832991	440624971	440678191	440721892	441008984	441374261	436297527	436462279	436589824
436896427	437833072	440624989	440678225	440721926	441009016	441374295	436297535	436462287	436589832
436896443	437833098	440624997	440678290	440721942	441009032	441374303	436297543	436462295	436589857
436896542	437833643	440625168	440678308	440721983	441009123	441375524	436297568	436462311	436589865
436896716	437834336	440625218	440678340	440721991	441009602	441375532	436297576	436462329	436589881
436896849	437834948	440625309	440678365	440722007	441009719	441375573	436297584	436462337	436589899
436896898	437835051	440625333	440678381	440722122	441009784	441375607	436297600	436462352	436589907
436896914	437835143	440625374	440678407	440722130	441009792	441382223	436297618	436462360	436589915
436896989	437835309	440625408	440678415	440722163	441009800	441382389	436297634	436462378	436589923
436897102	437835416	440625424	440678423	440722221	441009818	441382504	436297642	436462386	436589949
436897110	437835465	440625531	440678449	440722247	441009834	441382959	436297725	436462410	436589980
436897227	437835507	440625655	440678654	440722270	441009859	441383106	436297733	436462428	436589998
436897284	437835564	440625663	440678696	440722288	441009941	441383114	436297774	436462436	436590004
436897433	437835580	440625689	440678738	440722387	441010022	441383163	436297790	436462444	436590020
436897573	437835846	440625721	440678795	440722429	441010030	441383288	436297808	436462451	436590038
436911820	437836117	440625754	440678811	440722452	441010063	441384674	436297824	436462469	436590053

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436707905	436836985	436965420	437097363	440899896	441033180	441210374	441436805	441646601	441829074
436707921	436836993	436965438	437097371	440899912	441033198	441210382	441436813	441646619	441829082
436707954	436837025	436965453	437097389	440899920	441033214	441210390	441436839	441646627	441829090
436707962	436837033	436965461	437097397	440899946	441033222	441210408	441436847	441646635	441829116
436707970	436837041	436965479	437097405	440899961	441034931	441210424	441436854	441646643	441829124
436707988	436837058	436965487	437097421	440899979	441034964	441210440	441436862	441646650	441829132
436707996	436837066	436965495	437097439	440900009	441034972	441210457	441436870	441646676	441829173
436708002	436837074	436965529	437097454	440900025	441034980	441214046	441436912	441646684	441829181
436708028	436837082	436965545	437097462	440900033	441034998	441214053	441436920	441646692	441829207
436708069	436837108	436965560	437097488	440900041	441035003	441214079	441436938	441646700	441829215
436708077	436837124	436965578	437097496	440900066	441035045	441214111	441440856	441646726	441829223
436708085	436837157	436965586	437097512	440900108	441035052	441214129	441440864	441646734	441829231
436708093	436837173	436965594	437097520	440900124	441035086	441217593	441440898	441646742	441829249
436708101	436837215	436965610	437097538	440900132	441035110	441217601	441440914	441646759	441829272
436708119	436837223	436965628	437097546	440900140	441035128	441217619	441440922	441646767	441829280
436708127	436837231	436965636	437097561	440900199	441035136	441217635	441440930	441650116	441829306
436708143	436837264	436965644	437097579	440900223	441035144	441217650	441440948	441659406	441829322
436708150	436837272	436965669	437097587	440900231	441035151	441217692	441440955	441659414	441829330
436712921	436837280	436965677	437097595	440900249	441035169	441217700	441440963	441659422	441829348
436712947	436843734	436965685	437097603	440900264	441035185	441217718	441440989	441659448	441829355
436712954	436843742	436965693	437097611	440900280	441035193	441217726	441440997	441659463	441829363
436713010	436843767	436965701	437097629	440900306	441035201	441218526	441441045	441659471	441829371
436713028	436843775	436965735	437097645	440900314	441035227	441218534	441441060	441659489	441829389
436713069	436843783	436965743	437097652	440900322	441035235	441218559	441441078	441659497	441829397
436713077	436843809	436965750	437097660	440902013	441035243	441218567	441441094	441659505	441829405
436713085	436843825	436965768	437097686	440903623	441035250	441218591	441441128	441659513	441829413
436713119	436849053	436965784	437097694	440903631	441035268	441218609	441441136	441660248	441831724
436713143	436849087	436965792	437097702	440903672	441035284	441218617	441441144	441660255	441832342
436713150	436849103	436965800	437097710	440903680	441035300	441218641	441441151	441660263	441834207
436713168	436849111	436965818	437097728	440903698	441035318	441218666	441444585	441660271	441834231
436713176	436849129	436965867	437097736	440903722	441035326	441218674	441444601	441660289	441834249
436713218	436849137	436965875	437097769	440903748	441035367	441218682	441444619	441660297	441834256
436714471	436849152	436965883	437097777	440903755	441035375	441218690	441444643	441660305	441835402
436714489	436849178	436965891	437097785	440903789	441035383	441218708	441444650	441660339	441835436
436714497	436849186	436965909	437097793	440903797	441035417	441218716	441445509	441660354	441835444
436714505	436849194	436965917	437099815	440903813	441035441	441218724	441445517	441660362	441835477
436714521	436849210	436965933	437102742	440903821	441035458	441218732	441445525	441660388	441835485
436714547	436849228	436965958	437102759	440903847	441035466	441218740	441445533	441660396	441835493
436714554	436849244	436965966	437102775	440903870	441035474	441218765	441445541	441660404	441835501
436714588	436849251	436965974	437102783	440903888	441035482	441225539	441445566	441660412	441835519
436714604	436849269	436965982	437102791	440903896	441040771	441225547	441445574	441660438	441835527
436714612	436849285	436965990	437102809	440903920	441040789	441225570	441445582	441660446	441835543
436714620	436849293	436966006	437102817	440903938	441040797	441225588	441445590	441660461	441835691
436714646	436849301	436966899	437102825	440903946	441040821	441225596	441445616	441660479	441835717
436714679	436849319	436971410	437102833	440903961	441040862	441225620	441445624	441660487	441835741
436714703	436849335	436971444	437102858	440903979	441040870	441225638	441445640	441660495	441835758
436714711	436849343	436971485	437102866	440903987	441040896	441225646	441445665	441660503	441835766
436714729	436849350	436971493	437102874	440903995	441040938	441225653	441445673	441660511	441835774
436714737	436849376	436971501	437102882	440904019	441040946	441226305	441445699	441660529	441835782
436714745	436849384	436971519	437102890	440904035	441040953	441226313	441445715	441660537	441835790
436714752	436850788	436971535	437102916	440904043	441040961	441226321	441449113	441660545	441835808
436714760	436850820	436971550	437102924	440904050	441040995	441226339	441449121	441660552	441835816
436714778	436850853	436975817	437102940	440904076	441041001	441226347	441449139	441660560	441835824
436714786	436850861	436975825	437102957	440904084	441041027	441226354	441449154	441663713	441835832
436714802	436850879	436975833	437102973	440904092	441046133	441226370	441449162	441663721	441835840
436714810	436850903	436975858	437102981	440904100	441046141	441226396	441449170	441663739	441835857
436714828	436850986	436975874	437102999	440904126	441046158	441226404	441449196	441663747	441835865
436714836	436850994	436975890	437103005	440904134	441046166	441226412	441452802	441663754	441835873
436714844	436851000	436975908	437103013	440904142	441046174	441226453	441452810	441663762	441835881
436714851	436851018	436975924	437103021	440904159	441046182	441226461	441452836	441663770	441835899
436714869	436851026	436975932	437103039	440904175	441046190	441226479	441452844	441663788	441839339
436714885	436851059	436975973	437103047	440904183	441046208	441226495	441452851	441663796	441840642
436714893	436851067	436975981	437103062	440904209	441046257	441226511	441452877	441663804	441840659
436714919	436851075	436975999	437103088	440904217	441046265	441226529	441452893	441663820	441840667
436714927	436851083	436976013	437103112	440904225	441046323	441226552	441452919	441663861	441840675
436714943	436851109	436976039	437103120	440904241	441046349	441226578	441452927	441663887	441840683
436714950	436851117	436976070	437107311	440904258	441046356	441226586	441452935	441663903	441840691
436714976	436851125	436976088	437107352	440904274	441046364	441226602	441452943	441663911	441840709
436714984	436851133	436976096	437107402	440904290	441048477	441226610	441452950	441663929	441840725
436714992	436851141	436976104	437107410	440904308	441048493	441226628	441452984	441663937	441843901
436715015	436851158	436976138	437107428	440904316	441048501	441226636	441453016	441663945	441843927
436715031	436851166	436976187	437107436	440904324	441048550	441226651	441453024	441663952	441843935
436715049	436851174	436976195	437107451	440904332	441048584	441226669	441453032	441663960	441843976

SCH-A-6

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436911952	437836281	440625804	440678829	440722494	441010089	441384690	436297865	436462477	436590079
436912067	437836364	440625812	440678837	440722536	441010097	441384732	436297899	436462485	436590087
436912083	437836380	440625846	440678886	440722569	441010121	441384823	436297915	436462493	436590095
436912133	437915911	440625911	440678894	440722627	441010139	441384856	436304091	436462501	436590103
436912166	437919046	440625929	440678902	440722700	441010154	441391851	436304117	436462535	436590137
436912208	437924558	440625937	440678910	440722734	441018876	441391885	436304125	436462550	436590152
436912323	437932254	440625945	440678951	440722833	441019049	441391968	436304208	436462576	436590160
436912554	437933518	440625952	440678969	440722890	441019205	441391984	436304216	436462592	436590178
436925788	437939127	440626059	440679041	440722908	441019296	441392370	436304232	436462600	436590186
436926240	437939507	440626190	440679066	440722932	441019395	441392396	436304273	436462618	436590210
436926265	437940786	440626216	440679124	440722940	441019544	441392677	436304281	436462626	436590228
436926315	437971328	440626380	440679314	440722999	441019668	441392685	436304299	436462634	436590236
436937130	437974843	440626414	440679561	440723088	441019783	441392693	436304331	436462642	436590244
436937148	437995400	440626422	440679579	440723104	441019908	441394046	436304349	436462659	436590251
436937155	437997786	440626430	440679611	440723138	441020013	441394053	436304356	436462667	436590277
436937338	438005381	440626448	440679645	440724185	441020039	441394129	436304380	436462675	436590293
436937353	438010365	440626463	440679777	440724201	441020062	441394228	436304398	436462683	436590327
436937544	438013195	440626505	440679801	440724219	441022522	441394244	436304406	436462691	436590335
436948988	438013245	440626521	440679827	440724300	441022530	441394285	436311922	436462717	436590343
436949101	438015018	440626539	440680064	440724334	441022647	441400462	436311948	436462733	436590350
436949200	438017550	440626588	440680171	440724342	441022670	441400603	436311955	436462741	436590376
436949309	438137564	440626596	440680254	440724391	441022720	441400611	436311963	436462808	436590384
436949374	438140501	440626711	440680296	440724409	441022753	441400868	436311971	436462816	436590400
436949473	438140733	440626786	440680395	440724417	441023124	441400926	436311989	436462832	436590418
436949580	438144164	440626844	440680403	440724441	441023173	441400934	436311997	436462840	436590426
436949598	438144693	440626869	440680429	440724474	441023207	441400983	436312011	436462865	436590434
436949671	438144842	440626927	440680478	440724565	441023256	441401155	436312037	436462899	436590442
436949754	438145286	440626943	440680494	440724714	441023264	441401460	436312052	436462907	436590459
436949788	438146557	440626950	440680502	440724730	441023280	441402799	436312078	436462923	436590467
436949812	438147381	440626968	440680510	440724813	441023314	441402922	436312094	436462949	436590491
436949929	438147837	440626976	440680569	440724862	441023348	441402955	436312102	436462956	436590533
436961817	438149577	440626992	440680585	440724888	441023389	441402963	436312151	436462964	436590541
436961890	438150120	440627032	440680635	440724896	441023421	441402971	436312185	436462980	436590558
436961916	438151227	440627099	440680700	440725349	441023504	441402989	436312201	436462998	436590574
436961940	438152472	440627115	440680759	440725364	441023538	441408853	436312219	436463004	436590582
436962005	438152589	440627156	440680809	440725398	441023561	441409208	436312227	436463012	436590590
436962013	438153348	440627354	440680833	440725406	441023579	441409315	436312235	436468821	436590608
436962039	438154247	440627370	440680965	440725455	441023603	441409372	436313902	436468839	436590616
436962054	438155988	440627388	440680981	440725513	441023678	441409471	436313944	436468847	436590624
436962062	438156598	440627396	440680999	440725604	441023702	441409562	436314108	436468854	436590657
436962245	438156796	440627487	440681054	440725612	441023736	441409612	436314116	436468862	436590665
436962310	438158248	440627503	440681484	440725620	441034170	441409653	436314256	436468870	436590673
436962468	438158669	440627552	440681518	440725745	441034329	441409661	436314298	436468896	436590699
436962484	438158958	440627594	440681716	440725752	441034634	441410560	436314314	436468904	436590707
436962500	438159311	440627610	440681732	440725786	441034709	441410578	436314322	436473490	436596530
436962559	438159477	440627669	440681815	440725794	441034758	441410602	436314355	436473516	436596548
436974356	438159774	440627685	440681831	440725828	441034766	441410628	436314389	436473532	436596555
436974398	438159964	440627834	440681989	440725851	441034824	441410651	436314413	436473540	436596563
436974547	438160087	440627909	440681997	440725885	441044435	441410693	436314421	436473557	436596571
436975023	438160392	440627958	440682037	440725935	441044617	441416518	436314462	436473565	436596597
436975205	438160814	440627974	440682128	440725968	441044641	441416591	436314470	436473573	436596613
436986194	438160889	440627982	440682144	440726032	441044658	441416690	436314488	436473581	436596621
436986236	438161044	440628006	440682227	440726123	441044666	441417078	436314496	436473599	436601652
436986319	438161564	440628048	440682391	440726222	441044922	441417169	436314504	436473615	436601702
436986434	438161697	440628097	440682631	440727014	441044955	441417201	436314512	436473631	436601728
436986442	438161945	440628121	440682649	440727089	441045267	441417334	436314579	436473649	436601777
436986459	438162299	440628147	440682656	440727154	441045333	441417342	436314587	436473664	436601785
436986509	438162505	440628170	440682698	440727170	441045408	441417466	436314611	436474738	436601793
436986699	438162836	440628188	440682706	440727295	441045473	441417524	436314629	436474746	436601801
436986798	438162869	440628238	440682748	440727352	441047297	441418753	436314637	436474753	436602817
436986970	438163008	440628246	440682755	440727436	441047412	441418787	436314686	436474761	436602874
436986988	438163065	440628279	440682797	440727451	441047503	441418803	436314694	436474779	436602924
436987051	438163198	440628295	440682839	440727485	441047537	441418837	436314702	436474787	436602932
436987119	438163214	440628311	440682847	440727501	441047685	441418878	436314710	436474795	436602940
436998207	438163222	440628345	440682862	440727758	441047719	441425139	436314728	436474803	436602957
436998314	438163404	440628360	440682995	440727816	441047792	441425253	436314736	436474829	436602965
436998363	438163701	440628394	440683068	440728889	441047834	441425261	436314785	436474845	436602973
436998389	438163735	440628428	440683084	440728897	441047842	441425469	436314801	436474852	436602981
436998447	438163743	440628451	440683118	440729028	441047867	441425485	436314819	436474878	436602999
436998488	438163834	440628519	440683167	440729051	441047933	441425584	436314827	436474902	436603013
437009863	438163859	440628535	440683183	440729150	441047974	441426731	436314850	436474910	436603039
437009889	438165011	440628550	440683233	440729218	441048006	441426764	436314868	436474936	436603047
437009921	438165243	440628600	440683258	440729226	441048014	441426814	436314876	436474951	436603054

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436715072	436851190	436976229	437107469	440904340	441048592	441230364	441453040	441663978	441844016
436715080	436851208	436976245	437107477	440904357	441048600	441230380	441453057	441663986	441844024
436715098	436851216	436976252	437107493	440904373	441048618	441230398	441453065	441663994	441844214
436715106	436851224	436977441	437107501	440904381	441048634	441230422	441453073	441664000	441844222
436715130	436851232	436977458	437107519	440904399	441048642	441230430	441453081	441664026	441844230
436715148	436851265	436977474	437107550	440904415	441048667	441230448	441453099	441664034	441844255
436717219	436851273	436977482	437107568	440904423	441048709	441230455	441453107	441664042	441844263
436721567	436851299	436977490	437107584	440904431	441048717	441230471	441453115	441664083	441844271
436721591	436851315	436977516	437107592	440904449	441048758	441233483	441453123	441664109	441844289
436721625	436851331	436977524	437107600	440904456	441048774	441233517	441453131	441664125	441844305
436721633	436851349	436977532	437107626	440904464	441048782	441233525	441453149	441664166	441844313
436721641	436851356	436977540	437111172	440904472	441048808	441234150	441453156	441664182	441844651
436721658	436851364	436977565	437111198	440904498	441048816	441234176	441453172	441664190	441845518
436721666	436851372	436977599	437111214	440904506	441048824	441234184	441453180	441664208	441845526
436721690	436851398	436977615	437111222	440904522	441048832	441234192	441453206	441664216	441845534
436721708	436851414	436977623	437111230	440904530	441048840	441234200	441453214	441664224	441845542
436721732	436851448	436977631	437111255	440904555	441048857	441234218	441453248	441664232	441845559
436721765	436851463	436977649	437111263	440904563	441048881	441234226	441461530	441664240	441845567
436721773	436851471	436977656	437111271	440904571	441048915	441234242	441461548	441664257	441847696
436721781	436851497	436977664	437111297	440904589	441048923	441234259	441461563	441664851	441847704
436721807	436851505	436977672	437111305	440904613	441048931	441234267	441461571	441664869	441847720
436723993	436851521	436977698	437111321	440904621	441048949	441234275	441461597	441664877	441847746
436726285	436851539	436977706	437111339	440904639	441048956	441234283	441461613	441664893	441847753
436726301	436851547	436977730	437111354	440904647	441048964	441234291	441461621	441668019	441848819
436726319	436851554	436977748	437111362	440904662	441048972	441234309	441461639	441668027	441848827
436726327	436851562	436977755	437111388	440904670	441048980	441234317	441461654	441668035	441848835
436726343	436851588	436977789	437111396	440904696	441049004	441234333	441461662	441668050	441848843
436726376	436851596	436977805	437111420	440911824	441049012	441234341	441461670	441668068	441848850
436726384	436851604	436977813	437111487	440911832	441049020	441234366	441462397	441668076	441848868
436726434	436851612	436977854	437111495	440911840	441049046	441234374	441462405	441668886	441849783
436726459	436851638	436977862	437111503	440911873	441049053	441234382	441462413	441668902	441850468
436726467	436855613	436977870	437111511	440913382	441049079	441236353	441462439	441668928	441850500
436726475	436859607	436977888	437111529	440913887	441049095	441239282	441462447	441668944	441852993
436726483	436859631	436977896	437111545	440917508	441049111	441239290	441462454	441668951	441853025
436726491	436859649	436977904	437111909	440917516	441049129	441243250	441462470	441668969	441853033
436726509	436859656	436977938	437112139	440917532	441049145	441243268	441462488	441669025	441853041
436726517	436859664	436977946	437112154	440917557	441053600	441243318	441462496	441669033	441853066
436726525	436859680	436977961	437112162	440917565	441053725	441243334	441462504	441669041	441853074
436726533	436859706	436977987	437112170	440917581	441053733	441243342	441462512	441669058	441853090
436726541	436859714	436978001	437112188	440917607	441053766	441243359	441462520	441669066	441853124
436726558	436864938	436978019	437112196	440917615	441053774	441243367	441462546	441669074	441853132
436726590	436864946	436983084	437112204	440917631	441053790	441243391	441462553	441669082	441853140
436726608	436864953	436983118	437112212	440917649	441053816	441243409	441462561	441669108	441853157
436726616	436864979	436983126	437112220	440917664	441053824	441243425	441462587	441669116	441853165
436726632	436864987	436983159	437112238	440917672	441053857	441244696	441462595	441669132	441853173
436726640	436865000	436983167	437112246	440917730	441053865	441244704	441462603	441669140	441853199
436726657	436865026	436983191	437112253	440917748	441055928	441244712	441462629	441669157	441853207
436726673	436865034	436983217	437112261	440917755	441055951	441244720	441462637	441669165	441853215
436726681	436865042	436983225	437112279	440917789	441058401	441244738	441469913	441669173	441853256
436727739	436865059	436983233	437112303	440917797	441058419	441244746	441469939	441669181	441853264
436727747	436865091	436983258	437112311	440917805	441058427	441244753	441469947	441669199	441853330
436727770	436865109	436987549	437112329	440917813	441058450	441244779	441469962	441669215	441853629
436727804	436865117	436987556	437112337	440917821	441058468	441244787	441470945	441669223	441853637
436727820	436865125	436987564	437112345	440917847	441058476	441244795	441470960	441669231	441853652
436727879	436865133	436987572	437112352	440917862	441058518	441244811	441470978	441673381	441853660
436727903	436865141	436987598	437112360	440917870	441058534	441244829	441470994	441673399	441853686
436728034	436865174	436987606	437112378	440917888	441058542	441244837	441471000	441673415	441853694
436728083	436865190	436987614	437112386	440917896	441058559	441244860	441471018	441673423	441853702
436728109	436865208	436987622	437112402	440917904	441058567	441244878	441471026	441676996	441853710
436728125	436865216	436987630	437112428	440917920	441058583	441244902	441471034	441677002	441853728
436728133	436865232	436987648	437112436	440917938	441058609	441244910	441471042	441677010	441855491
436728141	436866768	436987671	437112444	440917979	441058625	441244928	441471059	441677036	441856218
436728158	436866776	436987689	437112451	440917987	441058633	441244936	441471067	441677044	441856614
436728174	436866784	436987697	437112477	440918001	441058641	441244951	441471075	441677051	441856622
436728182	436866826	436987705	437112493	440920882	441058666	441244969	441471083	441677069	441856630
436728190	436866834	436987739	437112501	440920890	441058682	441244985	441471091	441677085	441858644
436728208	436866867	436987747	437112519	440920908	441058690	441244993	441471109	441677093	441858669
436728216	436866875	436987754	437112535	440920916	441058708	441245008	441471117	441677101	441858685
436728232	436866891	436987762	437112543	440920932	441058716	441245024	441471125	441677150	441858693
436728265	436866909	436987770	437112550	440920957	441058724	441245032	441471133	441677176	441858701
436728281	436866925	436987846	437112568	440920973	441058732	441245057	441471141	441677184	441858727
436728315	436866941	436987853	437112576	440920981	441058773	441245073	441471166	441677192	441858735
436728323	436866958	436987887	437112584	440921005	441058781	441245081	441471190	441677200	441859105

SCH-A-7

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437009947	438165326	440628634	440683274	440729234	441048030	441426830	436314892	436474969	436603062
437009988	438165821	440628642	440683332	440729358	441048071	441426848	436314918	436474977	436603096
437010135	438165847	440628691	440683357	440729440	441048089	441426855	436314942	436474985	436603120
437010382	438166225	440628709	440683514	440729499	441048204	441426871	436314959	436474993	436603146
437022007	438166308	440628717	440683555	440729556	441048253	441434289	436314975	436475008	436603161
437022023	438166712	440628733	440683605	440729622	441048261	441434396	436314983	436475016	436603179
437022122	438166753	440628758	440683639	440729648	441048311	441434461	436320584	436475024	436603187
437022130	438167033	440628782	440683670	440729713	441048337	441434487	436320592	436475032	436603195
437022148	438167280	440628790	440683720	440729812	441048345	441434511	436320600	436475040	436603203
437022155	438167298	440628865	440683761	440729853	441048360	441434685	436320618	436475057	436603211
437022239	438167405	440628881	440683811	440729960	441048402	441434792	436320626	436475065	436603229
437022288	438167447	440628899	440683837	440730000	441048410	441434834	436320642	436475099	436603245
437022304	438167702	440628923	440683886	440730109	441048428	441436318	436320659	436475123	436603252
437022353	438167868	440628998	440683936	440730125	441057023	441436334	436320667	436475149	436603286
437022429	438167892	440629012	440684025	440730182	441057056	441436359	436320683	436475156	436603294
437022544	438168106	440629020	440684033	440730208	441057171	441436433	436320709	436475164	436603302
437022577	438169039	440629038	440684041	440730232	441057205	441443579	436320717	436475172	436603336
437022585	438169104	440629053	440684074	440730240	441057346	441443637	436320733	436475180	436603344
437022775	438169146	440629087	440684082	440730398	441057361	441443736	436320758	436475198	436603369
437022783	438169211	440629103	440684108	440730430	441057395	441443801	436320782	436475206	436603377
437033202	438169286	440629111	440684231	440730489	441057460	441443827	436320790	436475214	436603401
437033335	438169302	440629137	440684314	440730570	441057650	441444007	436320824	436475222	436603427
437033350	438169328	440629152	440684355	440730604	441057700	441444080	436328728	436475248	436603435
437033384	438169625	440629178	440684397	440730836	441057726	441444155	436328744	436475255	436603443
437033426	438169666	440629202	440684868	440730919	441059920	441444197	436328801	436475263	436603468
437033533	438169872	440629244	440685428	440730943	441060092	441444247	436328827	436475271	436603476
437033566	438169914	440629251	440685568	440731024	441060159	441445251	436328835	436475289	436603492
437033681	438170094	440629285	440685634	440731032	441060225	441445319	436328876	436475297	436603500
437033699	438170573	440629293	440685667	440731057	441060258	441445368	436328884	436475305	436603518
437033723	438170623	440629319	440686681	440731073	441060274	441445392	436328892	436475313	436603526
437033863	438170672	440629350	440686707	440731214	441060480	441445491	436328900	436475339	436603534
437033905	438170714	440629400	440686749	440731230	441060522	441450590	436328918	436475362	436603575
437033962	438170821	440629475	440686756	440731271	441060530	441450616	436328926	436475370	436603583
437034002	438170847	440629525	440686798	440731313	441060597	441450673	436328959	436475412	436603591
437034028	438171126	440629533	440686855	440731628	441060613	441450848	436328975	436475420	436603609
437034085	438171225	440629541	440686863	440731644	441060670	441450863	436328983	436475438	436603617
437045743	438171258	440629582	440686897	440731669	441060688	441451309	436330435	436475446	436603625
437045750	438171340	440629624	440686921	440731792	441060704	441451333	436330674	436475453	436603658
437045800	438171472	440629640	440686947	440731859	441060753	441451416	436330682	436475487	436603666
437045883	438171555	440629665	440687028	440731917	441060779	441451465	436330690	436475503	436603674
437045925	438171761	440629673	440687036	440731933	441060787	441451846	436330708	436475511	436603682
437045958	438171894	440629681	440687051	440731966	441060795	441451978	436330724	436475529	436603690
437046055	438171993	440629731	440687077	440732048	441060803	441452091	436330732	436475545	436603708
437046097	438172595	440629764	440687085	440732105	441060811	441452638	436330740	436475578	436603716
437046220	438172686	440629806	440687226	440732139	441060829	441452679	436330757	436475586	436603724
437057466	438172751	440629897	440687242	440732154	441060878	441452687	436330781	436475602	436603732
437057532	438172785	440629921	440687325	440732162	441060928	441452745	436330807	436475628	436603740
437057599	438172926	440630192	440687333	440732170	441070430	441452752	436330823	436479273	436603757
437057607	438172942	440630200	440687341	440732196	441070455	441452778	436330849	436481378	436603773
437057656	438173015	440630242	440687358	440732261	441070588	441452786	436330856	436481386	436603815
437057748	438173106	440630283	440687408	440732287	441070620	441459948	436330880	436481428	436603823
437057755	438173288	440630309	440687465	440732360	441070646	441459971	436330906	436481436	436603849
437057797	438173312	440630325	440687473	440732386	441070653	441460045	436330914	436481444	436603864
437057821	438173346	440630366	440687515	440732410	441070729	441460193	436330922	436481451	436603872
437057888	438173353	440630374	440687531	440732444	441070869	441460201	436330963	436481469	436603898
437057987	438173445	440630473	440687564	440732584	441071230	441460433	436330971	436481477	436603914
437058027	438173502	440630499	440687606	440732741	441071255	441460649	436330989	436481485	436611099
437058035	438173528	440630515	440687671	440732766	441071370	441460664	436330997	436481493	436611107
437058274	438173783	440630523	440687705	440732782	441071511	441460698	436331029	436481535	436611115
437058282	438173825	440630549	440687739	440732865	441073822	441460763	436331037	436481550	436611123
437070303	438173890	440630556	440687747	440732899	441073921	441460789	436331052	436481568	436611131
437070386	438174146	440630598	440687911	440732907	441073996	441460953	436331078	436481584	436611156
437070550	438174153	440630648	440687929	440732931	441074366	441461092	436331086	436481592	436611164
437070634	438174195	440630697	440687952	440732964	441074374	441461209	436331094	436481600	436611180
437070758	438174260	440630705	440688083	440733020	441074481	441462272	436331128	436481618	436611198
437070790	438174286	440630754	440688364	440733079	441074523	441462306	436331144	436481626	436611214
437070816	438174369	440630762	440688380	440733335	441074572	441462355	436331151	436481634	436611842
437071004	438174393	440630804	440688471	440733467	441074622	441462371	436331169	436486369	436616882
437071103	438174567	440630820	440688505	440733491	441074655	441468808	436331177	436486385	436616908
437071137	438174641	440630978	440688513	440733517	441074689	441468881	436331185	436486427	436616916
437071145	438174674	440630986	440688547	440733616	441074705	441468956	436331193	436486468	436616924
437071202	438174690	440631018	440688679	440733756	441074838	441468980	436331201	436486484	436616932
437083702	438174708	440631026	440688745	440733954	441074853	441469046	436331268	436486500	436616957

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436728331	436866974	436987903	437112600	440921047	441058815	441245099	441471208	441677218	441859188
436728364	436866982	436987911	437112626	440921054	441058864	441245115	441471216	441677226	441859196
436728380	436867006	436988794	437112659	440921088	441058880	441245123	441471224	441677234	441859212
436728398	436867014	436988802	437112675	440921096	441058898	441249091	441471232	441677259	441859220
436728406	436867022	436988810	437112683	440921120	441060969	441249117	441471240	441677267	441859238
436728448	436867063	436988828	437112691	440921146	441060977	441249125	441471265	441677275	441859246
436728455	436867089	436988836	437112709	440921153	441060985	441249133	441471273	441677291	441859253
436728463	436867097	436988844	437112717	440921179	441061017	441249141	441471299	441677317	441859261
436728497	436867105	436988851	437112741	440921195	441061033	441249158	441471307	441678679	441859279
436728513	436867113	436988869	437112758	440921211	441061058	441249166	441471315	441678687	441859295
436728539	436867139	436988877	437112774	440921229	441061074	441252913	441471323	441678695	441859303
436728547	436867154	436988893	437112782	440921245	441061082	441252962	441471331	441678711	441859311
436728554	436867170	436988901	437112808	440921252	441061090	441252970	441471356	441678729	441859329
436728562	436867196	436988919	437112824	440921278	441061108	441252988	441471364	441678737	441859345
436728570	436867204	436988927	437112857	440921286	441061116	441253010	441471372	441678786	441859352
436728588	436867212	436988950	437112865	440921294	441061124	441253028	441471380	441678794	441859360
436728596	436867246	436988968	437112873	440921302	441061132	441253044	441471406	441678810	441862133
436728604	436867253	436988984	437112881	440921310	441061140	441253069	441475969	441678836	441862141
436728620	436867261	436989008	437112899	440921328	441061165	441253077	441475985	441678844	441862158
436728653	436867279	436989024	437112915	440921336	441061181	441253085	441476025	441678851	441862166
436728679	436867287	436989032	437112923	440921344	441061199	441254224	441479730	441678869	441862174
436728687	436867303	436989073	437118052	440921369	441061207	441254232	441479755	441678877	441862182
436733802	436867311	436989099	437118375	440921385	441061215	441254257	441479763	441678885	441862190
436733810	436867329	436989115	437118383	440921401	441061223	441254265	441479771	441678935	441862208
436733828	436867360	436989123	437118409	440921419	441061231	441254273	441480837	441678943	441864469
436733836	436867378	436989131	437118417	440921427	441061249	441254281	441480845	441678950	441864477
436733844	436867402	436989149	437118466	440921435	441061264	441254307	441480852	441678984	441864485
436733869	436867428	436989156	437118474	440921443	441061272	441254349	441480860	441678992	441864501
436733885	436867436	436989164	437118508	440921450	441061280	441254356	441480878	441679008	441864519
436733901	436867444	436989172	437120827	440921468	441061298	441254364	441480886	441681947	441864550
436733950	436867469	436989180	437123391	440921492	441061306	441254372	441480894	441684719	441864568
436733968	436867485	436989198	437123409	440921500	441061314	441254406	441480902	441684727	441864881
436733976	436867501	436989206	437123433	440921518	441061322	441254414	441480910	441684735	441864899
436733984	436867519	436989214	437123441	440921526	441061363	441254422	441480928	441684743	441864907
436734024	436867527	436989222	437123458	440921534	441061371	441254430	441480936	441684750	441864923
436738090	436867543	436989263	437123466	440921559	441061389	441254448	441480944	441684768	441864931
436738108	436867576	436989271	437123490	440921567	441061405	441254455	441480951	441684776	441864949
436738116	436867584	436989289	437123508	440921575	441061413	441254471	441480969	441684784	441864956
436738124	436867600	436989305	437123516	440921583	441061421	441254497	441480977	441684792	441864964
436738140	436867618	436989313	437123532	440921625	441061439	441254513	441480993	441684800	441864972
436738157	436867634	436989321	437123540	440921633	441061447	441254521	441481025	441684818	441864980
436738173	436867642	436989339	437123573	440921641	441061454	441254547	441481033	441684834	441864998
436738199	436867667	436989354	437124605	440921658	441061462	441254554	441481066	441684842	441865011
436738207	436867683	436989388	437124613	440921666	441061488	441254570	441481090	441684859	441866191
436739320	436867691	436989396	437124639	440924793	441061496	441254604	441481116	441684867	441866795
436739346	436867717	436989404	437124647	440928059	441061512	441259371	441481124	441684875	441867033
436739353	436867725	436989420	437124654	440928067	441067253	441259389	441481157	441684883	441867637
436739379	436867741	436989438	437124662	440928075	441067287	441259397	441481173	441684891	441867645
436739387	436874135	436989453	437124696	440928091	441067295	441259405	441481181	441684909	441867652
436739403	436875389	436989479	437124704	440928109	441067303	441259413	441481199	441684917	441867660
436739429	436875397	436989503	437124720	440928125	441067345	441259421	441481207	441684925	441867678
436739437	436877153	436989529	437124738	440928133	441067352	441259439	441481215	441684941	441867686
436739445	436881734	436989537	437124746	440928141	441067360	441259447	441481223	441684958	441867694
436739452	436881742	436989545	437124753	440928158	441067394	441259454	441481231	441684966	441867702
436739478	436881791	436989578	437124779	440928174	441067402	441259462	441486115	441685385	441867710
436739486	436881809	436989586	437124787	440928182	441067410	441259488	441486131	441685401	441869732
436739510	436881817	436989594	437124795	440928190	441067436	441259504	441486156	441685419	441869740
436739528	436881825	436994990	437124803	440928208	441067451	441259512	441486164	441685427	441869757
436739544	436881833	436995039	437124811	440928224	441067469	441259520	441486172	441685435	441869765
436739569	436881841	436995047	437124837	440928232	441067485	441259538	441486180	441685450	441869773
436739577	436881858	436995054	437124845	440928257	441072055	441259546	441486198	441685468	441869781
436739627	436881866	436995070	437124852	440934222	441072089	441259561	441489796	441685476	441869799
436739635	436881874	436995096	437124860	440934230	441072105	441259587	441489804	441685484	441869807
436739650	436881882	436995104	437124878	440934271	441072113	441259595	441489812	441685492	441869815
436739676	436881890	436995120	437124886	440934289	441072121	441263647	441489820	441685500	441869831
436739684	436881908	436999239	437124910	440934297	441072162	441263662	441489838	441685518	441869849
436739692	436881916	436999254	437124936	440934321	441072170	441263670	441489853	441688355	441869856
436739700	436881924	436999262	437124951	440934354	441072188	441263704	441489861	441688454	441870060
436739718	436881932	436999270	437124977	440934362	441072196	441263712	441489879	441688462	441870086
436739726	436881957	436999312	437124993	440934388	441072212	441264686	441489887	441691185	441870102
436739734	436881965	436999320	437125008	440934396	441072220	441264702	441489895	441691193	441870110
436739742	436883516	436999338	437125016	440934404	441072238	441264710	441489911	441691219	441870136
436739759	436883524	436999346	437125024	440934412	441072253	441264736	441489929	441691227	441870151

SCH-A-8

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437083777	438174922	440631075	440688778	440733988	441074861	441469103	436331284	436486526	436616965
437083827	438174971	440631141	440688786	440734481	441074887	441469194	436331292	436486542	436616973
437083918	438175085	440631158	440688794	440734507	441074911	441469285	436331300	436486559	436616981
437083926	438175127	440631208	440688836	440734531	441074929	441469293	436331334	436486583	436617005
437083934	438175168	440631216	440688844	440734549	441074937	441469426	436331359	436486609	436617013
437083967	438175416	440631307	440689057	440734598	441084258	441470804	436331391	436486617	436617054
437084080	438175424	440631315	440689164	440734655	441084282	441470861	436331417	436486633	436617062
437084338	438175473	440631356	440689230	440734689	441084357	441470879	436331433	436486641	436618359
437084346	438175572	440631364	440689248	440734838	441084373	441470887	436331482	436486674	436618367
437084445	438175770	440631372	440689305	440734945	441084464	441470903	436331508	436486716	436618375
437084569	438175820	440631398	440689347	440734952	441084480	441470911	436331516	436486732	436618383
437095003	438175861	440631448	440689362	440734994	441084530	441480803	436331524	436486765	436618391
437095029	438175879	440631513	440689453	440735025	441084555	441489309	436331532	436486773	436618409
437095086	438175887	440631554	440689487	440735074	441084571	441497575	436331540	436486781	436618417
437095110	438175929	440631588	440689537	440735124	441084654	441498730	436331565	436486815	436618441
437095227	438176000	440631646	440689560	440735199	441084688	441507258	436331573	436488233	436618466
437095318	438176133	440631687	440689578	440735355	441084761	441515392	436331599	436488258	436618474
437095326	438176307	440631695	440689586	440735439	441084852	441517166	436331607	436488290	436618482
437095383	438176315	440631802	440689677	440735538	441084910	441517174	436331631	436488316	436618490
437095466	438176463	440631836	440689719	440735660	441085016	441517190	436339790	436488324	436618524
437095474	438176471	440631869	440690089	440735702	441085057	441517216	436339808	436488332	436618532
437095508	438176554	440631893	440690105	440735819	441085131	441517232	436339816	436488365	436618557
437095540	438176596	440631927	440690139	440735835	441085156	441517240	436339824	436488381	436618565
437095664	438176653	440631943	440690147	440735843	441085289	441517257	436339832	436488399	436618573
437102064	438176687	440631968	440690220	440735850	441085420	441524998	436339881	436488423	436618607
437102080	438176695	440632040	440690253	440735991	441085511	441526464	436345086	436488431	436618615
437102130	438176810	440632081	440690279	440736049	441085537	441526472	436345151	436488449	436618623
437102171	438176828	440632099	440690287	440736114	441087855	441526480	436345169	436488464	436618631
437102205	438176869	440632107	440690303	440736148	441087871	441526498	436345185	436488472	436618649
437102221	438177057	440632164	440690352	440736189	441087988	441526506	436345201	436488480	436618664
437102346	438177156	440632172	440690378	440736213	441088176	441526522	436345219	436488522	436618680
437102486	438177164	440632198	440690402	440736304	441088184	441534328	436345235	436488530	436618698
437110042	438177222	440632255	440690410	440736379	441088242	441535747	436345276	436488555	436618706
437110141	438177248	440632362	440690493	440736403	441088259	441535754	436345284	436488571	436618714
437110166	438177446	440632370	440690543	440736528	441088267	441535762	436345292	436488589	436618722
437110190	438177487	440632396	440690568	440736544	441088275	441542958	436346522	436488597	436618755
437110273	438177495	440632438	440690691	440736619	441088283	441543139	436346530	436488605	436618763
437110331	438177727	440632677	440690741	440736726	441088317	441544525	436346555	436488639	436618771
437110349	438177834	440632701	440690758	440736767	441088325	441553153	436346613	436488654	436618789
437110364	438178063	440632743	440690782	440736783	441088408	441560315	436346639	436488662	436618797
437110422	438178097	440632750	440691020	440736825	441088531	441561636	436346662	436488670	436618805
437110463	438178204	440632776	440691038	440737377	441088556	441561644	436346696	436488688	436618839
437110521	438178295	440632867	440691095	440737492	441088564	441569035	436346712	436488696	436618862
437110687	438178303	440632925	440691111	440737534	441088580	441569050	436346746	436488704	436618870
437110836	438178444	440632958	440691129	440737682	441088630	441575636	436346753	436488712	436618896
437122211	438178659	440632966	440691186	440737690	441088689	441575784	436346761	436488738	436618904
437122237	438178709	440632990	440691194	440737708	441088747	441577061	436346779	436488787	436618920
437122245	438178832	440633048	440691228	440737799	441088846	441577095	436346787	436488795	436618938
437122294	438178881	440633055	440691251	440737815	441088887	441582996	436346795	436488803	436618946
437122302	438178907	440633097	440691327	440737906	441088895	441583887	436346803	436488811	436618953
437122310	438179095	440633188	440691335	440737930	441088952	441583895	436346811	436488837	436618979
437122369	438179111	440633212	440691376	440737971	441089034	441617420	436346852	436488845	436618987
437122468	438179186	440633311	440691392	440738037	441089042	441624491	436346886	436488852	436619001
437122484	438179418	440633378	440691418	440738052	441089059	441624517	436346894	436488860	436619019
437122492	438179459	440633386	440691459	440738086	441098902	441658986	436346902	436488878	436619027
437122666	438179483	440633428	440691525	440738094	441098951	441690658	436346928	436488886	436619035
437122682	438179590	440633485	440691582	440738110	441098985	441719408	436346936	436488902	436619043
437122732	438179616	440633527	440691624	440738151	441099074	441809662	436346944	436488928	436619050
437122773	438179624	440633535	440691764	440738292	441099173	441815826	436346951	436494876	436619068
437135114	438179657	440633600	440691822	440738409	441099314	441816063	436346977	436494884	436619084
437135338	438179756	440633691	440691962	440738458	441099439	441821949	436346985	436494900	436619118
437135361	438179889	440633717	440692002	440738540	441099751	441858354	436346993	436494918	436619134
437135429	438180069	440633774	440692101	440738557	441099777	441889912	436347009	436494926	436619159
437135544	438180077	440633782	440692234	440738599	441099785	441927324	436347025	436494942	436619167
437135627	438180192	440633790	440692341	440738615	441099892	441981388	436347041	436494959	436619175
437135643	438180226	440633865	440692366	440738698	441101607	441991452	436347058	436494991	436619183
437149065	438180325	440633923	440692390	440738706	441101615	441996857	436347066	436495022	436619191
437149099	438180424	440633949	440692481	440738730	441101623	442074704	436347082	436495030	436619209
437149149	438180432	440633972	440692622	440738821	441101706	442074753	436347124	436495048	436619217
437149594	438180473	440633980	440692705	440738904	441101722	442080164	436347132	436495055	436619225
437149636	438180523	440633998	440692846	440738920	441101813	442080362	436349674	436495063	436619233
437149867	438180598	440634079	440692861	440738961	441101946	442113429	436351050	436495071	436619258
437149941	438180614	440634160	440692911	440738987	441101987	442113494	436351068	436495089	436619290

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436739783	436883532	436999387	437125040	440934446	441072261	441264769	441489986	441691235	441871662
436739809	436883565	436999395	437125065	440934461	441072279	441264777	441490729	441691243	441871696
436739817	436883573	436999429	437125081	440934479	441072295	441264793	441490745	441691250	441871902
436739825	436883607	436999437	437125115	440934487	441072311	441264801	441490760	441691276	441872546
436739874	436883615	436999445	437125164	440934503	441072337	441264819	441490778	441691615	441872579
436739882	436883631	436999452	437125172	440934511	441072345	441264835	441490794	441691623	441872587
436739924	436883649	436999460	437125180	440934529	441072352	441264843	441490810	441691631	441872595
436739981	436883656	436999502	437125198	440934560	441072360	441264850	441490836	441691649	441872603
436740005	436883664	437000557	437125214	440934578	441072378	441264892	441490844	441691656	441872611
436740013	436883680	437000565	437125222	440934586	441072402	441264900	441490851	441691672	441872637
436740021	436883698	437000573	437125230	440934594	441072410	441264918	441490869	441691680	441873056
436740039	436883748	437000599	437125248	440934602	441072428	441264942	441490877	441691698	441874591
436740047	436883755	437000607	437125255	440934628	441072444	441264959	441490885	441691706	441874625
436740054	436883771	437000623	437125263	440934644	441072469	441264975	441490893	441691714	441874633
436745459	436883789	437000631	437125297	440934669	441072477	441265006	441490919	441691722	441874658
436745467	436883805	437000649	437125305	440934677	441072485	441265014	441490927	441691730	441874674
436745483	436883839	437000656	437125313	440934685	441072493	441265022	441490935	441691748	441874708
436748347	436883847	437000672	437131345	440934693	441072519	441265048	441490943	441691755	441874732
436748370	436883854	437000680	437131360	440934701	441072527	441265055	441490984	441691763	441874740
436748388	436883862	437000706	437131378	440934727	441072535	441265063	441490992	441691771	441874757
436748453	436883870	437000714	437131386	440934735	441072543	441265071	441491024	441691789	441875168
436748461	436883896	437000722	437131402	440934743	441072568	441269297	441491040	441691797	441875176
436748487	436883904	437000748	437131428	440934750	441072584	441269305	441491065	441691805	441875184
436748495	436883912	437000763	437131436	440934768	441072592	441273695	441491081	441695582	441876562
436748511	436883920	437000771	437131444	440936144	441072600	441273711	441491099	441695616	441876745
436749410	436883938	437000789	437133192	440937340	441072618	441273729	441491115	441695624	441877321
436749436	436883946	437000797	437133234	440937365	441072626	441273737	441491123	441695632	441877602
436749444	436883961	437000813	437134570	440937373	441072634	441273745	441495058	441695657	441877628
436749477	436883979	437000821	437136435	440937381	441074945	441273760	441495082	441695665	441877636
436749485	436883987	437000862	437136443	440937407	441074952	441273778	441495090	441695681	441878733
436749493	436883995	437000870	437136468	440937415	441074986	441273786	441497955	441695699	441879509
436749501	436884001	437000888	437136476	440937431	441074994	441273794	441497971	441695707	441879517
436749519	436884019	437000896	437136484	440937456	441075009	441273802	441497989	441698339	441879525
436749535	436884027	437000904	437136500	440937480	441075041	441273810	441497997	441698347	441879541
436749543	436884043	437000920	437136518	440937498	441075116	441273828	441498003	441698354	441879566
436749550	436884050	437000946	437136526	440937506	441075132	441273844	441498011	441698362	441879574
436749592	436884084	437000953	437136534	440937522	441075157	441273851	441498037	441698370	441879582
436749600	436884092	437000961	437136559	440937530	441075165	441273869	441498052	441698958	441879590
436749618	436884100	437000987	437136575	440937548	441075173	441273877	441498060	441698966	441879608
436749626	436884126	437001001	437136583	440937555	441075181	441273885	441498078	441698974	441879616
436749634	436884134	437001035	437136609	440937563	441075199	441273893	441498086	441698990	441879624
436749675	436884159	437001043	437136641	440937571	441075231	441273919	441498771	441699006	441879632
436749683	436884167	437001050	437136658	440937605	441075256	441273927	441498789	441699014	441879640
436749691	436884175	437001076	437137722	440937613	441075298	441273968	441498797	441699030	441879657
436749709	436884183	437001092	437137763	440937639	441075314	441273992	441498805	441702743	441879665
436749717	436884191	437001142	437137771	440937647	441075322	441274016	441498813	441702750	441879673
436749725	436884209	437001167	437137789	440937654	441075330	441278454	441498821	441702768	441879681
436749741	436884217	437001183	437137813	440937688	441075348	441278470	441498839	441702776	441879699
436749766	436884233	437001209	437137821	440937712	441075355	441278488	441498847	441705639	441879996
436749774	436884241	437006943	437137839	440937720	441075363	441278496	441498862	441705654	441880010
436749790	436884266	437006950	437137847	440937738	441075371	441282654	441498870	441705662	441880028
436749808	436884274	437006976	437137896	440937746	441075389	441282662	441498888	441705670	441880051
436749816	436884282	437006984	437137904	440937753	441075405	441282688	441498896	441705688	441880077
436749832	436884308	437006992	437137912	440937761	441075421	441282696	441498904	441705696	441880085
436749840	436884324	437007008	437137920	440937779	441075447	441282712	441498912	441705720	441880101
436749857	436884332	437007016	437137946	440937787	441075454	441282738	441498920	441705746	441880119
436749873	436884340	437007024	437137953	440937795	441075462	441282746	441498938	441705753	441880135
436749915	436884357	437007040	437137961	440937803	441075470	441282753	441498946	441705761	441880168
436749923	436884399	437007057	437137979	440937837	441075488	441282787	441498961	441705787	441880176
436749931	436884407	437007065	437137987	440937845	441075504	441283587	441498979	441705795	441880184
436749949	436884415	437007099	437137995	440937852	441075512	441283595	441498995	441705803	441880192
436749972	436884423	437007123	437138019	440937860	441075520	441283611	441499001	441705811	441881844
436749980	436884464	437012313	437138027	440937878	441075546	441283629	441499019	441706496	441881869
436749998	436884472	437012321	437138035	440937902	441080819	441283637	441499035	441706512	441882586
436750004	436884480	437012347	437138043	440937910	441080827	441283652	441499043	441706520	441882594
436750012	436884498	437012362	437138050	440937936	441080835	441283686	441499050	441706538	441882602
436750020	436884506	437012370	437138068	440937944	441080850	441283694	441499068	441706553	441882610
436750053	436884514	437012404	437138076	440937977	441080876	441283728	441499084	441706561	441882636
436750061	436884522	437012420	437138092	440937985	441080884	441283736	441499092	441706579	441882644
436750087	436884563	437012438	437138100	440938009	441080900	441283744	441499100	441706595	441882677
436750095	436884589	437012453	437138118	440938025	441080942	441283769	441499118	441706603	441882685
436750103	436884597	437012479	437138134	440938058	441080959	441283777	441499142	441706611	441882693
436755177	436884605	437012487	437138142	440938082	441080967	441283785	441504651	441706645	441884459

SCH-A-9

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437161417	438180630	440634228	440692952	440738995	441102043	442159968	436351084	436495097	436619316
437161441	438180705	440634244	440693000	440739019	441102084	442159976	436351092	436495105	436619324
437161565	438180721	440634285	440693075	440739084	441102142	442159992	436351100	436495113	436619332
437161607	438180804	440634350	440693083	440739126	441102290	442160024	436351118	436495121	436624639
437161615	438180903	440634376	440693091	440739167	441102308	442160032	436355879	436495139	436625446
437161656	438180929	440634426	440693265	440739175	441110798	442160040	436355903	436495147	436625453
437161672	438180994	440634483	440693299	440739191	441110806	442160057	436355929	436495162	436625461
437161797	438181018	440634558	440693331	440739225	441110905	442160073	436355937	436495188	436625479
437161821	438181059	440634566	440693372	440739332	441110947	442160115	436355945	436495196	436625495
437161995	438181174	440634624	440693455	440739423	441110962	442160131	436355952	436495204	436625503
437162084	438181216	440634640	440693554	440739449	441111101	442160180	436355960	436500003	436625537
437164189	438181240	440634665	440693638	440739464	441111135	442160214	436355978	436500029	436625552
437164221	438181273	440634798	440693711	440739522	441111176	442160222	436355986	436500037	436625586
437164270	438181315	440634897	440693752	440739555	441111283	442160248	436355994	436500052	436625628
437164288	438181331	440634939	440693760	440739563	441111341	442160263	436356018	436500078	436625636
437164304	438181349	440634947	440693778	440739571	441111366	442160313	436356026	436500102	436625644
437164338	438181422	440635027	440693828	440739589	441111416	442160321	436356042	436500110	436625669
437164346	438181471	440635035	440693893	440739647	441111614	442160339	436356059	436500128	436625677
437164403	438181521	440635282	440693976	440739688	441111739	442160347	436358469	436500136	436625685
437164445	438181588	440635324	440694081	440739738	441111754	442160370	436358543	436500151	436625701
437164528	438181661	440635332	440694099	440739746	441111788	442164208	436358568	436501357	436625735
437164544	438181679	440635399	440694123	440739910	441111804	442164216	436358584	436501399	436625768
437164700	438181703	440635407	440694131	440739969	441113503	442164224	436358626	436501407	436625784
437164742	438181745	440635415	440694362	440739977	441113537	442164232	436358667	436501423	436625800
437164775	438181810	440635456	440694396	440739985	441113602	442164240	436358675	436501449	436625826
437164825	438181828	440635464	440694461	440740041	441113651	442164265	436358683	436501456	436625842
437164882	438181935	440635472	440694495	440740074	441113701	442164281	436358709	436501464	436625859
437164957	438182131	440635514	440694552	440740116	441113776	442164307	436358717	436501480	436625867
437164981	438182156	440635522	440694693	440740140	441113875	442164323	436358725	436501514	436625875
437164999	438182172	440635530	440694792	440740207	441113917	442164349	436358741	436501522	436625891
437174576	438182396	440635605	440694859	440740215	441113958	442164356	436358758	436501555	436625917
437174618	438182420	440635613	440694891	440740223	441114089	442164364	436358766	436501563	436625941
437174626	438182479	440635654	440694933	440740249	441114105	442164372	436358790	436501571	436625966
437174709	438182495	440635704	440694941	440740280	441114386	442164380	436358816	436501589	436625974
437174832	438182503	440635720	440694966	440740298	441123619	442164398	436358824	436501597	436626014
437174865	438182511	440635761	440694990	440740306	441123767	442164406	436358832	436501605	436626022
437174881	438182578	440635803	440695013	440740454	441123809	442164414	436358840	436501613	436626030
437175003	438182602	440635852	440695096	440740470	441123924	442164430	436358865	436501639	436631345
437175250	438182693	440635902	440695161	440740488	441123932	442164455	436358873	436501647	436631352
437175268	438182743	440635910	440695187	440740512	441123957	442164463	436358899	436501654	436631360
437175342	438182867	440636041	440695245	440740538	441123999	442164471	436358907	436501662	436631378
437178452	438182883	440636082	440695252	440740553	441124062	442164489	436358923	436501688	436631386
437178478	438182891	440636090	440695260	440740603	441124203	442164497	436358949	436501696	436631394
437178510	438182990	440636116	440695393	440740702	441124278	442164513	436358956	436501712	436631402
437178775	438183022	440636140	440695419	440740744	441124427	442164521	436358964	436501738	436631410
437178817	438183071	440636264	440695492	440740751	441124583	442164539	436358972	436501746	436631428
437178858	438183147	440636322	440695617	440740819	441124591	442164547	436358980	436501753	436631451
437178890	438183279	440636439	440695625	440740827	441126570	442164554	436358998	436501761	436631469
437178932	438183287	440636454	440695641	440740884	441126737	442164562	436359004	436501779	436631493
437178940	438183386	440636504	440695682	440740918	441126810	442164588	436359012	436501787	436631501
437178957	438183394	440636520	440695690	440740934	441126968	442164604	436359020	436501829	436631527
437178981	438183477	440636553	440695732	440740991	441126984	442169512	436359038	436501837	436631535
437179005	438183568	440636579	440696029	440741080	441127016	442175352	436359061	436501845	436631550
437179096	438183626	440636595	440696102	440741122	441127040	442175394	436359087	436501852	436631568
437179120	438183691	440636603	440696151	440741585	441127099	442181129	436359095	436501860	436631576
437179195	438183709	440636629	440696177	440741635	441127222	442186441	436359129	436501886	436631584
437179203	438183725	440636710	440696201	440741700	441127263	442186573	436359145	436501894	436631634
437179245	438183733	440636744	440696219	440741734	441127271	442191870	436359152	436501902	436631675
437179286	438183766	440636801	440696227	440741809	441127354	442197026	436359160	436501910	436631683
437179328	438183774	440636835	440696284	440741825	441127396	442197075	436359178	436501928	436631691
437179369	438183832	440636942	440696318	440741866	441127404	442218038	436359186	436501969	436631709
437179385	438183865	440636959	440696334	440741932	441127461	442222006	436359202	436501977	436631725
437179419	438183949	440637015	440696359	440742047	441127479	442222071	436359210	436501985	436631733
437179435	438183998	440637023	440696383	440742062	441127487	442222220	436359228	436501993	436631741
437179518	438184095	440637098	440696599	440743003	441127495	442234860	436359236	436502009	436633275
437179534	438184103	440637148	440696631	440743177	441137015	442240396	436359244	436502025	436633291
437179567	438184152	440637163	440696698	440743227	441137569	442255030	436359251	436502058	436633309
437179633	438184178	440638823	440696847	440743268	441137593	442255097	436359269	436502066	436633325
437179682	438184319	440638849	440696896	440743292	441137601	442259164	436359327	436502074	436633333
437179716	438184335	440638872	440696904	440743326	441137627	442263786	436359368	436507362	436633341
437179724	438184350	440638948	440697001	440743367	441137759	442278081	436359376	436507370	436633366
437179732	438184376	440639003	440697068	440743425	441137767	442278222	436359384	436507438	436633382
437179781	438184426	440639011	440697084	440743433	441137817	442282711	436359400	436507446	436633390

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436755193	436884621	437012495	437138159	440938090	441081007	441283793	441504669	441706652	441884467
436755219	436884639	437012511	437138167	440938108	441081023	441283801	441504677	441706660	441884475
436755227	436884647	437012529	437138175	440938116	441085800	441283827	441504685	441709946	441884483
436755235	436884662	437012545	437138183	440938132	441085966	441283843	441504693	441712775	441884509
436755243	436884670	437012552	437138191	440938157	441085974	441283850	441508728	441712783	441884517
436755276	436884688	437012560	437138209	440938181	441085982	441283884	441508736	441712791	441884525
436755284	436884696	437012578	437138233	440938207	441085990	441283892	441508751	441712809	441884541
436755326	436884704	437012586	437138241	440944171	441086006	441283900	441508769	441712817	441884558
436755342	436884712	437012594	437138266	440944189	441086022	441283918	441508777	441712825	441884566
436755359	436884720	437012602	437146012	440944205	441086048	441283926	441508793	441712841	441884574
436755375	436884738	437012610	437146020	440944213	441086055	441283934	441508801	441712858	441884582
436755409	436884746	437012628	437146053	440944221	441086063	441287760	441508827	441712866	441884590
436755417	436885172	437012669	437146061	440944239	441086089	441287786	441508835	441712874	441884616
436755425	436892277	437012677	437146079	440944247	441086097	441287802	441508843	441712882	441884624
436755433	436892285	437012685	437146103	440948784	441086113	441287836	441508868	441712908	441884640
436755466	436892301	437012701	437146111	440948792	441086121	441291838	441508884	441712916	441885308
436755474	436892335	437012743	437146129	440948818	441086139	441291853	441508892	441712924	441885316
436755490	436892343	437012750	437146137	440948826	441086170	441292661	441509635	441713575	441885324
436755524	436892350	437012776	437146152	440948842	441086188	441292679	441509650	441713583	441885332
436755532	436892368	437012784	437146178	440948859	441086196	441292687	441509668	441713591	441885340
436755540	436892384	437012800	437146194	440948867	441086212	441292695	441509676	441713609	441885357
436755557	436892392	437012818	437146202	440948875	441086220	441292703	441509692	441713625	441885365
436755565	436892418	437012834	437146228	440948883	441086238	441292711	441509700	441713633	441885373
436755573	436892434	437012842	437146236	440948909	441086246	441292729	441509718	441713641	441885381
436759393	436892459	437012859	437146251	440948925	441086253	441292737	441509726	441713658	441887320
436759427	436892467	437012867	437150543	440948933	441086287	441292745	441509742	441713674	441887528
436759435	436892475	437012875	437150550	440948966	441086295	441292760	441509759	441713690	441887551
436759443	436892483	437012883	437150568	440948974	441086303	441292778	441509767	441713708	441887577
436759468	436892491	437012891	437150576	440948990	441086329	441292794	441509783	441713724	441887585
436759476	436892509	437012909	437150584	440949014	441086345	441292810	441509791	441713740	441887593
436759484	436892517	437012925	437150592	440949022	441086352	441292836	441509817	441713757	441887700
436759492	436892541	437012958	437150600	440949030	441086386	441292844	441509833	441713765	441889409
436759500	436892558	437012966	437150626	440949048	441086394	441292851	441509841	441713773	441889417
436759518	436899645	437012974	437150634	440949063	441086402	441292885	441509866	441715281	441889425
436759526	436899652	437012982	437150642	440949071	441086410	441292893	441509874	441716347	441889466
436759542	436899660	437012990	437150659	440949105	441086428	441292901	441509890	441717386	441889474
436759567	436899694	437013006	437150675	440949113	441086444	441292927	441509908	441717402	441889482
436760540	436899710	437018989	437150683	440949139	441086477	441292935	441509916	441717410	441890126
436760615	436899736	437018997	437150691	440949154	441086485	441292943	441509965	441717428	441890142
436760623	436899769	437019003	437150725	440949188	441086493	441292950	441509973	441719978	441890167
436760631	436899793	437019029	437150733	440949204	441086519	441292968	441509981	441719986	441890175
436760649	436899801	437019037	437150741	440949212	441086527	441292984	441510005	441719994	441890183
436760656	436899819	437019045	437150790	440949253	441086550	441292992	441510013	441720000	441890191
436760664	436899827	437019052	437150816	440950517	441086568	441293032	441510039	441720018	441890209
436760672	436899850	437019060	437150824	440951713	441086576	441293065	441516259	441720026	441890225
436760680	436899868	437019102	437150840	440951739	441086584	441293073	441516267	441720067	441892148
436760698	436899876	437019110	437150857	440951747	441087418	441293081	441516283	441720075	441892544
436760706	436899892	437019128	437150865	440951754	441089067	441293107	441516325	441720091	441892551
436760755	436899918	437019144	437150881	440951762	441089075	441293115	441516333	441720117	441892577
436760763	436899926	437019151	437150907	440951788	441089083	441293131	441516341	441720539	441892973
436760771	436899942	437019169	437150915	440951812	441089109	441293149	441516358	441720562	441894037
436760797	436899959	437019177	437150923	440951820	441089117	441297413	441516366	441720570	441894607
436760805	436899967	437019185	437150931	440951846	441089133	441297421	441517307	441720588	441894706
436760821	436899975	437020068	437150956	440951853	441089141	441301405	441517315	441720596	441894730
436760847	436899991	437023435	437150964	440951887	441089182	441301413	441517331	441720604	441894748
436760854	436900005	437023476	437150972	440951895	441089190	441301421	441517349	441720612	441894755
436760870	436900203	437023484	437150980	440951903	441089208	441301462	441517356	441720620	441894763
436760888	436900211	437023492	437152127	440951937	441089224	441301470	441517364	441720638	441894771
436760904	436900237	437023500	437152150	440951945	441089240	441301488	441517372	441720646	441894797
436760912	436900245	437023534	437152168	440951952	441089257	441301496	441517380	441720653	441894805
436760920	436900252	437023542	437152176	440951960	441089265	441301504	441517398	441720661	441894813
436760938	436900260	437023567	437152192	440951994	441089273	441301520	441517414	441720687	441894821
436760946	436900278	437023575	437152226	440952026	441089281	441301546	441517430	441720695	441894847
436760961	436900286	437023583	437152267	440952034	441089299	441301561	441517463	441720729	441895216
436760995	436900294	437023617	437152275	440952042	441089307	441302395	441517471	441720737	441895224
436761001	436900310	437023633	437152283	440952075	441089323	441302403	441517489	441720745	441895240
436761019	436900344	437023641	437152291	440952083	441089331	441302429	441517497	441720760	441895257
436761027	436900377	437023666	437152309	440952117	441089349	441302437	441517513	441720778	441895273
436761035	436900393	437023674	437152317	440952133	441089356	441302445	441517521	441724036	441895281
436761043	436900419	437023682	437152325	440952141	441089364	441302452	441517539	441724176	441895299
436761050	436900435	437023690	437152341	440952166	441089380	441302460	441517562	441724184	441895315
436761068	436900443	437023708	437152358	440952208	441095569	441302478	441517570	441724192	441895331
436761076	436900518	437023724	437152366	440952216	441095585	441302486	441517596	441725223	441895349

SCH-A-10

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437179799	438184533	440639037	440697118	440743508	441137908	442282844	436359418	436507453	436633408
437179856	438184616	440639219	440697134	440743565	441138013	442291548	436359426	436507487	436633424
437191372	438184665	440639243	440697159	440743623	441138062	442302485	436359459	436507495	436633432
437191455	438184772	440639276	440697209	440743631	441138070	442314381	436359467	436507503	436633465
437191463	438184830	440639300	440697233	440743656	441138088	442318135	436359525	436507552	436633473
437191497	438184848	440639334	440697266	440743664	441138096	442326310	436359533	436507560	436633499
437191554	438184855	440639391	440697274	440743763	441138104	442326500	436359541	436507578	436633515
437191760	438184871	440639508	440697282	440743771	441138179	442341418	436362008	436507586	436633523
437191828	438184897	440639516	440697316	440743797	441138229	442348249	436362016	436512586	436633531
437191901	438184954	440639532	440697324	440744001	441138336	442348462	436362024	436512602	436633572
437191950	438185001	440639557	440697332	440744027	441139979	442351243	436362057	436512610	436633614
437192123	438185027	440639573	440697340	440744084	441140019	442353918	436362065	436512636	436633622
437192172	438185050	440639581	440697357	440744092	441140175	430284208	436362099	436512644	436633648
437192495	438185092	440639649	440697365	440744308	441140225	430321372	436362107	436512669	436633663
437194749	438185126	440639656	440697381	440744480	441140233	430561274	436362123	436512685	436633671
437194764	438185142	440639680	440697399	440745008	441140282	430581462	436362156	436512693	436633697
437194921	438185167	440639722	440697472	440745057	441140308	430583690	436362180	436512701	436633705
437194947	438185233	440639755	440697522	440745081	441140316	430584243	436362248	436512735	436633713
437194988	438185274	440639839	440697530	440745123	441140423	430584292	436362271	436512743	436633721
437195027	438185340	440639854	440697688	440745214	441140563	430586560	436362313	436512750	436633739
437195050	438185399	440639920	440697696	440745271	441140670	430586859	436362347	436512768	436633754
437195092	438185522	440639946	440697720	440745289	441140779	430587642	436362354	436512784	436633762
437195100	438185837	440640142	440697761	440745305	441140787	430588954	436369250	436512834	436633770
437195126	438185852	440640266	440697795	440745313	441140795	430590141	436369276	436512859	436633788
437195134	438185860	440640274	440697803	440745354	441140829	430591024	436369284	436512883	436633812
437195209	438185928	440640340	440697811	440745503	441140837	430591172	436369292	436512891	436633838
437195233	438185944	440640357	440697845	440745552	441147089	430591396	436369334	436512909	436633853
437195241	438186058	440640381	440697878	440745560	441147170	430591750	436369342	436512925	436633879
437195332	438186116	440640498	440697886	440745677	441147196	430592253	436369367	436512941	436633887
437195373	438186124	440640514	440697902	440745883	441147212	430593327	436369375	436512974	436633911
437195407	438186140	440640571	440697910	440745941	441147246	430594895	436369409	436512990	436633929
437195506	438186215	440640787	440697936	440745990	441147279	430595355	436369417	436513014	436633937
437195522	438186314	440640803	440697977	440746311	441147360	430596346	436369425	436513022	436633945
437195530	438186397	440640811	440698017	440746360	441147410	430596411	436369474	436513030	436633952
437195621	438186413	440640845	440698074	440746378	441147428	430598151	436369482	436513683	436633960
437195761	438186496	440640894	440698181	440746386	441147469	430598516	436369490	436513717	436633978
437195787	438186512	440640910	440698215	440746402	441147592	430599993	436369508	436513733	436634018
437195845	438186546	440640928	440698256	440746444	441147675	430600189	436369516	436513741	436634026
437195852	438186611	440640977	440698264	440746469	441147733	430602599	436373583	436513766	436634042
437195894	438186702	440640985	440698314	440746527	441147758	430602771	436373591	436513774	436634059
437195910	438186736	440640993	440698389	440746568	441147907	430603043	436373609	436513782	436634067
437195936	438186785	440641009	440698397	440746592	441147956	430603209	436373625	436513816	436634075
437195969	438186819	440641066	440698413	440746618	441147964	430603829	436373633	436513840	436634083
437195985	438186926	440641074	440698439	440746626	441148004	430603951	436373658	436513857	436634109
437196017	438186959	440641082	440698504	440746675	441148012	430605550	436373666	436513873	436634117
437196108	438186967	440641090	440698512	440746717	441148145	430609198	436373690	436513881	436634133
437317837	438187163	440641124	440698561	440746725	441148160	430609578	436373708	436513899	436634141
437321250	438187197	440641140	440698587	440746733	441148194	430610410	436373724	436513907	436634158
437325756	438187239	440641199	440698603	440746824	441148269	430611020	436373765	436513915	436634182
437326200	438187254	440641215	440698645	440746832	441148368	430614396	436373781	436513923	436634190
437327430	438187304	440641223	440698652	440746840	441149358	430615021	436373815	436513949	436634208
437327687	438187387	440641322	440698686	440746899	441149432	430616292	436373823	436513956	436634216
437328289	438187429	440641330	440698736	440746915	441149481	430617506	436373856	436513980	436634224
437329386	438187650	440641348	440698785	440746931	441149515	430617621	436373880	436514004	436634232
437329956	438187668	440641355	440698793	440746998	441149572	430618504	436373898	436514020	436634240
437332984	438187742	440641371	440698801	440747004	441149606	430619247	436373906	436514038	436634307
437333933	438187809	440641462	440698868	440747020	441149622	430619312	436373914	436514061	436634323
437334519	438187825	440641496	440698876	440747046	441149689	430619544	436373922	436514095	436634331
437335045	438187833	440641595	440698892	440747111	441149721	430619916	436373930	436514111	436634349
437335649	438187874	440642890	440698926	440747160	441149747	430620948	436373948	436514129	436634356
437335771	438187882	440642940	440698959	440747533	441149788	430621185	436373955	436514137	436634372
437335979	438187908	440642957	440699015	440747616	441149804	430621441	436373963	436514145	436634380
437336951	438187924	440643575	440699031	440747715	441157005	430621490	436373971	436514152	436634398
437337173	438187940	440643591	440699049	440747814	441157013	430621631	436373997	436514186	436634406
437337314	438187957	440643617	440699080	440747848	441157021	430621961	436374003	436514194	436641781
437338288	438188138	440643633	440699098	440748648	441157062	430622217	436374011	436514202	436641823
437338551	438188161	440643666	440699106	440748671	441157070	430622332	436374029	436514251	436641831
437338825	438188294	440643831	440699148	440748804	441157229	430622340	436374037	436514269	436641864
437338866	438188344	440643906	440699155	440748911	441157294	430622803	436374045	436514277	436641880
437339740	438188351	440643930	440699197	440748986	441157344	430623074	436374052	436514285	436641914
437339831	438188377	440643997	440699239	440748994	441157401	430623215	436374060	436514293	436641930
437340045	438188385	440644037	440699270	440749000	441157435	430623355	436374078	436514319	436641948
437340151	438188435	440644805	440699346	440749026	441157732	430623678	436374086	436514335	436641955

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436761092	436900526	437023732	437152374	440952232	441095593	441302502	441517604	441725231	441895356
436761118	436900542	437023740	437152390	440952240	441095619	441302510	441517612	441725256	441895364
436761126	436900559	437023757	437152424	440952257	441095627	441302528	441517620	441725264	441896842
436761134	436900567	437023773	437152465	440952265	441095635	441302536	441517646	441725272	441897634
436761159	436900609	437023781	437152481	440952273	441095643	441302544	441517661	441725280	441897972
436761175	436900617	437023799	437152499	440952281	441095668	441302551	441523487	441725298	441897980
436761183	436900641	437023807	437152507	440952299	441095684	441302569	441523503	441725314	441897998
436761209	436900658	437023864	437152523	440952307	441095692	441302577	441523511	441725736	441898004
436761217	436900666	437024607	437152549	440952315	441095700	441302585	441523529	441725751	441898012
436766620	436900674	437024615	437152556	440952323	441095718	441302593	441523537	441725769	441898038
436766638	436900682	437024623	437152564	440952331	441095767	441302601	441523545	441725777	441899382
436766646	436900690	437024631	437152572	440952356	441095775	441302627	441524394	441725785	441900214
436766661	436900708	437024649	437152606	440952372	441095791	441302635	441524428	441725793	441900230
436766687	436900724	437024656	437152614	440952398	441095809	441302643	441524444	441725801	441900248
436766695	436900732	437024664	437152630	440952406	441095825	441302650	441524451	441725819	441900511
436766711	436900740	437024672	437152648	440952414	441095833	441302676	441524485	441725827	441900529
436766729	436900799	437024698	437152689	440952422	441095841	441302684	441524519	441725850	441900545
436766745	436900807	437024706	437152697	440952448	441095858	441302692	441524535	441725876	441900552
436766752	436900815	437024714	437152705	440952471	441095866	441302700	441524550	441725892	441900560
436766778	436900823	437024730	437152721	440952489	441095874	441302726	441524568	441725900	441900586
436766794	436900831	437024755	437152739	440952505	441095882	441302742	441524584	441725926	441900602
436766802	436900849	437024763	437152770	440952513	441095916	441302783	441524667	441727740	441900610
436766810	436900864	437024771	437152788	440952521	441100468	441302791	441524733	441728227	441900636
436772404	436900880	437024797	437152804	440952539	441100500	441302809	441524741	441729027	441900644
436772412	436900906	437024805	437152812	440952547	441100518	441307139	441525722	441729035	441900669
436772446	436900914	437024813	437152820	440952554	441100534	441307147	441525730	441729043	441900677
436772479	436900930	437024839	437152846	440952562	441100542	441307154	441525748	441729068	441900685
436772495	436900948	437024847	437152861	440952570	441100559	441307162	441525755	441729092	441900693
436772545	436900955	437024904	437152879	440952588	441100567	441307170	441525763	441729100	441900701
436772552	436900963	437024912	437152887	440952596	441100575	441307188	441525771	441729928	441900719
436772586	436900971	437024953	437152895	440952604	441100583	441307196	441525797	441731379	441901600
436772602	436900989	437024979	437152911	440952612	441100609	441311669	441525813	441731387	441901972
436772610	436901011	437024995	437152929	440952620	441100617	441311685	441525847	441731395	441902905
436772651	436901029	437025000	437152937	440952638	441100625	441311693	441525862	441731403	441903978
436772693	436901037	437025034	437152952	440959161	441100633	441311701	441525870	441731411	441904893
436772719	436901045	437025059	437152960	440959179	441100658	441311719	441525896	441731429	441904901
436772727	436901052	437025083	437152978	440959237	441100666	441311735	441525904	441731437	441904919
436772750	436901060	437025091	437152986	440959245	441102357	441312816	441525912	441731445	441904935
436772768	436901094	437025117	437153000	440963833	441102373	441312857	441525920	441731460	441904943
436772776	436901128	437025125	437153018	440963866	441102381	441312881	441526548	441731742	441904950
436772784	436901144	437025133	437153034	440963890	441102423	441312923	441526563	441731759	441904968
436772792	436901151	437025141	437153042	440963908	441102449	441312931	441526571	441731767	441904976
436772818	436901177	437029895	437153059	440963916	441102480	441312949	441526589	441731775	441905304
436772826	436901185	437030141	437153075	440963932	441102498	441312956	441526613	441731783	441905320
436772834	436901193	437030158	437153083	440963957	441102522	441312964	441526621	441731791	441905338
436772842	436901243	437030182	437153091	440963965	441102530	441312972	441526639	441731817	441905346
436772859	436901268	437030190	437153109	440963973	441102548	441312998	441526647	441731833	441905353
436772867	436901292	437030232	437154552	440963981	441102555	441313004	441526654	441731841	441905379
436772875	436901318	437030240	437157084	440963999	441102563	441317138	441526670	441731866	441905387
436772883	436901334	437030265	437158322	440964013	441102571	441317179	441526688	441731874	441905395
436772909	436901342	437030281	437158330	440964021	441102589	441317187	441526696	441735032	441905403
436772925	436901359	437032188	437158355	440964047	441102605	441317195	441526704	441735040	441905411
436772941	436901367	437034796	437161052	440964054	441102613	441317211	441526720	441735073	441905429
436773006	436901391	437034804	437162613	440964062	441102639	441317229	441526738	441735081	441905437
436773022	436901409	437034812	437162639	440964070	441102647	441321502	441526746	441735453	441905445
436773048	436901417	437034820	437162654	440964088	441102654	441321510	441526753	441737624	441905452
436773055	436901425	437034838	437162662	440964104	441102662	441321528	441526761	441737632	441905460
436773063	436907521	437034846	437162670	440964112	441102670	441322542	441526795	441737640	441905478
436773071	436907539	437034853	437162688	440964120	441102688	441322559	441526803	441737665	441905528
436773097	436907547	437034861	437162704	440964153	441102696	441322575	441526811	441737673	441905577
436773105	436907554	437034879	437162712	440964161	441102704	441322583	441526852	441737822	441905585
436773113	436907562	437034887	437162738	440966026	441102712	441322617	441526860	441737939	441905593
436773139	436907570	437034929	437162746	440966034	441102720	441322625	441526886	441737947	441905619
436773170	436907596	437034952	437162753	440966059	441102746	441322633	441526894	441737962	441905627
436773188	436907604	437034960	437162761	440966067	441102753	441322641	441526902	441737970	441905635
436773212	436907612	437034978	437162779	440966083	441102761	441322658	441526910	441737988	441905643
436773220	436907620	437034986	437162795	440966109	441102779	441322666	441526928	441737996	441905650
436773238	436907638	437034994	437162803	440966117	441102787	441322674	441526936	441738002	441906666
436773246	436907646	437035009	437162811	440966125	441102795	441322690	441534880	441738010	441906716
436773279	436907661	437035025	437162837	440966133	441102811	441322708	441534898	441738028	441907490
436773287	436907679	437035058	437162852	440966166	441102829	441322716	441534906	441738077	441907821
436773303	436907687	437035074	437162860	440966174	441107927	441322724	441534914	441738085	441907854
436773311	436907703	437035082	437162878	440966182	441107935	441322732	441535788	441738093	441907862

SCH-A-11

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437340243	438188591	440644847	440699353	440749109	441157740	430623710	436374094	436514343	436641989
437341050	438188625	440644862	440699361	440749125	441157989	430624296	436374110	436517973	436642003
437341373	438188633	440644896	440699379	440749133	441159373	430624577	436374136	436519920	436642037
437342066	438188674	440644961	440699387	440749174	441159381	430624932	436374144	436519987	436642045
437342199	438188690	440644979	440699403	440749232	441159514	430624940	436374169	436519995	436642086
437342595	438188724	440644995	440699437	440749299	441159555	430625483	436374177	436524540	436642144
437342744	438188765	440645000	440699445	440749463	441159563	430625624	436374185	436524557	436642185
437342942	438188997	440645018	440699460	440749679	441159571	430625731	436374201	436524581	436642219
437342967	438189037	440645083	440699536	440749695	441159621	430626192	436374219	436524599	436642227
437343114	438189078	440645091	440699569	440749703	441159639	430626721	436374235	436524607	436642235
437343676	438189094	440645109	440699577	440749760	441159688	430626796	436374243	436524615	436642243
437343957	438189128	440645141	440699585	440749851	441159738	430626838	436374268	436524623	436648570
437344021	438189169	440645166	440699619	440749935	441159779	430627000	436374284	436524631	436648596
437344039	438189292	440645174	440699627	440750073	441159852	430627158	436374300	436524656	436648620
437344351	438189318	440645265	440699650	440750081	441166253	430627190	436374326	436524664	436648638
437344559	438189359	440645299	440699684	440750172	441166378	430627984	436374334	436524672	436648646
437344591	438189375	440645307	440699718	440750214	441166394	430628008	436374359	436524680	436648653
437344716	438189383	440645356	440699742	440750347	441166410	430629063	436374367	436524698	436648695
437344831	438189409	440645364	440699841	440750388	441166535	430629865	436374383	436524706	436648711
437345119	438189516	440645505	440699890	440750461	441166592	430630335	436374417	436524714	436648729
437345127	438189524	440645539	440699908	440750479	441166782	430630616	436374441	436524722	436648737
437345382	438189839	440645547	440699916	440750552	441166808	430630798	436374458	436524730	436648752
437345390	438189870	440645562	440699932	440750578	441166832	430631085	436378954	436524755	436648760
437346091	438189938	440645570	440699957	440750644	441166865	430631242	436379002	436524763	436648786
437346109	438190027	440645646	440700037	440750693	441167947	430631465	436379010	436524797	436648828
437346133	438190076	440645653	440700052	440750818	441167988	430631481	436379028	436525729	436648836
437346315	438190126	440645778	440700078	440750859	441168051	430631523	436379036	436525737	436648844
437346356	438190266	440646925	440700094	440750875	441168085	430631622	436379044	436525745	436648885
437346505	438190431	440647022	440700102	440751048	441168119	430632778	436379051	436525752	436648893
437346984	438190449	440647139	440700136	440751105	441168242	430633057	436379101	436525778	436648919
437347438	438190456	440647204	440700219	440751147	441168341	430633206	436379135	436525786	436648935
437347727	438190472	440647212	440700250	440751683	441168366	430633347	436379143	436525794	436648950
437347784	438190530	440647303	440700276	440751717	441168374	430633826	436379150	436525802	436648968
437347891	438190589	440647337	440700326	440751741	441168408	430634006	436379168	436525810	436648976
437348105	438190670	440647360	440700334	440751881	441175551	430634287	436379184	436525828	436648992
437348147	438190779	440647428	440700383	440751899	441175577	430634311	436379192	436525844	436649008
437348188	438190787	440647485	440700482	440751915	441175585	430634352	436379200	436525851	436649024
437348212	438190878	440647527	440700490	440751931	441175619	430634550	436379218	436525869	436649032
437348402	438190894	440647535	440700508	440751949	441175734	430634832	436379242	436525877	436649040
437348519	438190902	440647550	440700532	440752004	441175767	430634998	436379259	436525885	436650881
437348568	438190944	440647568	440700540	440752038	441175866	430635185	436384465	436525901	436650899
437348725	438190951	440647659	440700565	440752129	441176021	430635284	436384481	436525927	436650907
437348857	438190993	440647790	440700581	440752145	441176062	430635581	436384515	436525935	436650915
437348881	438191025	440647832	440700599	440752152	441176088	430636217	436384523	436525950	436650923
437349012	438191041	440647980	440700623	440752178	441176104	430636530	436384556	436525984	436650931
437349368	438191058	440647998	440700649	440752277	441176328	430636571	436384564	436525992	436650949
437349822	438191108	440648012	440700672	440752319	441176351	430637447	436384572	436526008	436650956
437350143	438191116	440648152	440700706	440752376	441176393	430637744	436384580	436526024	436650964
437350176	438191272	440648186	440700755	440752392	441176476	430638775	436384598	436526040	436650972
437350283	438191314	440648269	440700763	440752400	441177607	430639245	436384606	436526073	436650980
437350622	438191348	440648277	440700771	440752459	441177730	430639427	436384614	436526081	436650998
437350630	438191355	440648483	440700789	440752467	441177763	430639567	436384622	436526099	436651004
437350713	438191397	440648509	440700847	440752509	441177870	430639955	436384655	436526115	436651038
437350721	438191421	440648673	440700896	440752582	441177946	430640391	436384663	436526123	436651046
437350770	438191454	440648723	440700953	440752624	441178001	430640623	436384671	436526131	436651061
437350952	438191470	440648830	440700979	440752640	441178043	430640888	436384697	436526149	436651079
437351158	438191488	440648863	440701019	440752657	441178076	430640920	436388441	436526164	436651087
437351190	438191512	440648889	440701050	440752665	441178084	430640979	436388490	436526172	436651111
437351281	438191520	440648939	440701118	440752699	441185006	430641266	436388508	436526180	436651137
437351331	438191561	440649051	440701134	440752707	441185238	430641324	436388516	436526198	436651145
437351349	438191652	440649143	440701159	440752715	441185295	430641894	436388524	436526206	436651160
437351356	438191686	440649184	440701167	440752723	441185428	430642595	436388557	436526214	436651178
437351596	438191769	440649192	440701183	440752798	441185667	430642751	436388573	436526222	436651186
437351786	438191835	440649275	440701209	440752822	441186970	430643643	436388599	436526230	436651210
437351810	438191868	440649309	440701258	440752848	441187036	430643734	436388607	436526248	436651228
437351901	438191959	440649333	440701282	440752855	441187085	430644039	436388615	436526271	436651236
437352016	438191975	440649358	440701332	440752889	441187150	430644161	436388649	436526289	436651244
437352032	438192080	440649390	440701357	440752939	441187168	430644526	436388656	436526297	436651251
437352040	438192114	440649473	440701407	440752954	441187184	430645069	436388664	436526305	436651285
437352081	438192122	440649499	440701464	440752988	441187226	430645218	436388672	436526321	436651319
437352172	438192270	440649507	440701498	440752996	441187242	430645887	436388680	436526347	436651335
437352255	438192312	440649531	440701514	440753036	441187259	430645945	436388698	436526370	436651343
437352479	438192429	440650018	440701530	440753200	441187267	430645960	436388714	436526388	436651350

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436778187	436907711	437035090	437162886	440966190	441107943	441322740	441535804	441738101	441907870
436778195	436907729	437035108	437162894	440966224	441107950	441322765	441535812	441738119	441907888
436778203	436907745	437035124	437162910	440966232	441107968	441322773	441535820	441738143	441907896
436778211	436907752	437035132	437162928	440966257	441107976	441322781	441535861	441738168	441907904
436778278	436907760	437035157	437162936	440966265	441107984	441322799	441535879	441738176	441907912
436778294	436907778	437035165	437162944	440966273	441107992	441322823	441535887	441738184	441907920
436778302	436907802	437035173	437162977	440966281	441108016	441322856	441535895	441738192	441910353
436778328	436907810	437035199	437162985	440966299	441108024	441322864	441535903	441739182	441910361
436778336	436907828	437035207	437162993	440966307	441108040	441322880	441535911	441739265	441910379
436778344	436907836	437035215	437163025	440966323	441108057	441326352	441535937	441740396	441910387
436778351	436913552	437035231	437163041	440966356	441108065	441326360	441535945	441741147	441910395
436778369	436913560	437035256	437163058	440966364	441108073	441326378	441535952	441741154	441913803
436778385	436913586	437035272	437163066	440966380	441112232	441329935	441535978	441741162	441913811
436778393	436913594	437035280	437163074	440966398	441112240	441329943	441535986	441741170	441914751
436778401	436913610	437035298	437163082	440966406	441112257	441329950	441535994	441741188	441916111
436778427	436913636	437035306	437163090	440966414	441112265	441329968	441536000	441741196	441916129
436778435	436913644	437035314	437163108	440966448	441112307	441329976	441536018	441741204	441916137
436778443	436913651	437035322	437163116	440966455	441112315	441329984	441536026	441741212	441916152
436778468	436913669	437035330	437163124	440966471	441112323	441329992	441536034	441741220	441916178
436778484	436913677	437035363	437163132	440966489	441112331	441330016	441536042	441741238	441916186
436778492	436913685	437035371	437163157	440966505	441112380	441330032	441536059	441741246	441916202
436778500	436913693	437035397	437163165	440966513	441112398	441330057	441536083	441741253	441916210
436778518	436913701	437035405	437163173	440966539	441112406	441330065	441536091	441741287	441916236
436778534	436913727	437035413	437163181	440966554	441112430	441330941	441536109	441743549	441916244
436778542	436913735	437035421	437163199	440966570	441112448	441330958	441536125	441743556	441916285
436778864	436913743	437035447	437165087	440966596	441112455	441330974	441536133	441743580	441916293
436778880	436913750	437035470	437165111	440966604	441114410	441331022	441536141	441743598	441916301
436778898	436913768	437035496	437165129	440966612	441114436	441331048	441536166	441743606	441916319
436778906	436913784	437035512	437165137	440966620	441114444	441331055	441536174	441743614	441916327
436778914	436913792	437035538	437165145	440966638	441114451	441331071	441536182	441743630	441916335
436778922	436913800	437035553	437165160	440966653	441114501	441331089	441540374	441743648	441916343
436778948	436913818	437035587	437165178	440966661	441114519	441331121	441543964	441743655	441916368
436778989	436913826	437035595	437165194	440966695	441114527	441331154	441543972	441743663	441916640
436783427	436913834	437035603	437165202	440969889	441114535	441331162	441543998	441744133	441916657
436783435	436916712	437035629	437165210	440971547	441114543	441331170	441544012	441744141	441916673
436783443	436916738	437035637	437165244	440971778	441114550	441331188	441544020	441744158	441916699
436783468	436916779	437035678	437165251	440971802	441114576	441331196	441544038	441744174	441916707
436783484	436916787	437035694	437165269	440971810	441114584	441334455	441544533	441744182	441916715
436783492	436916795	437036692	437165301	440971828	441114659	441334463	441544541	441744208	441916723
436783500	436916803	437036718	437165319	440971836	441114675	441334471	441544558	441744216	441916749
436783518	436916811	437036726	437165327	440971844	441114683	441334489	441544566	441744224	441916756
436783526	436916837	437036734	437165343	440971851	441114691	441334497	441544574	441744240	441916764
436783559	436916845	437036742	437165368	440971869	441114709	441338019	441544582	441744257	441916780
436783567	436916860	437036759	437165384	440971885	441114725	441338027	441544590	441744273	441916798
436783583	436916878	437036767	437165392	440971893	441114733	441338035	441544608	441744307	441916806
436783591	436916886	437036783	437165400	440971901	441114741	441338043	441544616	441744315	441916814
436783609	436916902	437036791	437165418	440971919	441114758	441338050	441544624	441744323	441916822
436783617	436916910	437036809	437165426	440971927	441114774	441338068	441544640	441745916	441916830
436783625	436916928	437036825	437165434	440971943	441114782	441338076	441544657	441746955	441916848
436783641	436916944	437036833	437165442	440971950	441114790	441338084	441544665	441747326	441916855
436783658	436916951	437036841	437165467	440976652	441114808	441338100	441544673	441747334	441916863
436783666	436916977	437036866	437165475	440976678	441114824	441338118	441544681	441747342	441916871
436783690	436916993	437036874	437165483	440976694	441114832	441338126	441544699	441747359	441916889
436783740	436917017	437036882	437165509	440976728	441114840	441338142	441544707	441747367	441916897
436783757	436917025	437036908	437165525	440976744	441114857	441339157	441544715	441747375	441916905
436783765	436917033	437036916	437165533	440976801	441114865	441339165	441544749	441747391	441916913
436783773	436917041	437036924	437165541	440976827	441114881	441339207	441544756	441747409	441917747
436783815	436917058	437036932	437165574	440976835	441114899	441339215	441548732	441749868	441917911
436783823	436917066	437036940	437165582	440976843	441114907	441339223	441552296	441749876	441921848
436784755	436917074	437036957	437165590	440976850	441114923	441339231	441552304	441749900	441921863
436784789	436917090	437036965	437165632	440976868	441114949	441339249	441552312	441749918	441922374
436784797	436917116	437036973	437165640	440976876	441114964	441339256	441552320	441749934	441922382
436784821	436917124	437036999	437165657	440976884	441114972	441339272	441552338	441749942	441922424
436784839	436917132	437037005	437165673	440976900	441115003	441339280	441552346	441750429	441922432
436784847	436917157	437037021	437165681	440976926	441120250	441339298	441552353	441750445	441922457
436784854	436917173	437037047	437165707	440976942	441120268	441339306	441552361	441750460	441922465
436784870	436917181	437037062	437165715	440976959	441120276	441339322	441552387	441750478	441922473
436784888	436917199	437037070	437165723	440976983	441120284	441339355	441552395	441750486	441922481
436784904	436917207	437037096	437165756	440977007	441120292	441339371	441552403	441750494	441922499
436784912	436917231	437037112	437171044	440977015	441120318	441339389	441553195	441750502	441922515
436784920	436917256	437037138	437171051	440977023	441120326	441339397	441553203	441750528	441922523
436784938	436917280	437037146	437171069	440977056	441120367	441339405	441553211	441750544	441922531
436784946	436917306	437037153	437171077	440977080	441120383	441339439	441553229	441750551	441922556

SCH-A-12

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437352826	438192437	440650307	440701548	440753309	441187317	430646083	436388722	436526396	436651368
437352974	438192445	440650315	440701563	440753317	441187341	430646257	436388730	436526412	436651376
437352982	438192502	440650364	440701621	440753341	441192986	430646372	436388748	436526420	436651384
437353089	438192585	440650398	440701688	440753358	441192994	430646638	436388755	436526438	436651392
437353220	438192593	440650422	440701696	440753515	441193026	430646828	436388789	436526453	436651400
437353329	438192619	440650463	440701720	440753614	441193059	430647032	436388805	436526461	436651418
437353527	438192650	440650471	440701795	440753663	441193075	430647172	436388821	436526487	436651434
437353568	438192668	440650489	440701845	440753887	441193117	430647305	436388839	436526495	436651459
437353592	438192817	440650505	440701902	440753895	441193125	430647396	436388854	436526503	436651467
437353667	438192841	440650539	440701944	440753929	441193240	430647644	436388870	436526511	436651517
437353790	438192858	440650547	440702074	440753937	441193265	430648295	436388888	436526537	436651558
437353808	438192874	440650596	440702090	440754000	441193307	430648790	436388896	436526545	436651566
437353816	438192908	440650646	440702116	440754034	441193356	430648915	436388904	436526552	436651574
437353824	438192957	440650661	440702140	440754042	441193364	430649525	436388920	436526578	436651590
437353956	438193039	440650679	440702157	440754067	441193521	430649764	436388938	436526594	436651608
437353972	438193146	440650760	440702181	440754091	441193547	430651240	436388953	436526628	436651616
437354095	438193195	440650802	440702215	440754141	441193836	430651844	436388961	436526636	436651632
437354186	438193245	440650828	440702231	440754190	441193885	430651901	436389001	436526651	436651657
437354210	438193351	440650950	440702264	440754216	441194032	430652628	436389027	436526669	436651681
437354285	438193492	440651016	440702272	440754257	441194057	430653303	436389035	436526677	436651699
437354350	438193518	440651032	440702330	440754281	441194099	430653345	436389043	436526685	436651707
437354459	438193526	440651131	440702348	440754299	441194131	430653584	436389050	436526727	436651715
437354475	438193542	440651149	440702371	440754323	441194180	430653824	436389076	436526735	436651731
437354665	438193807	440651230	440702397	440754331	441194800	430653915	436389100	436526743	436651756
437354756	438193955	440651289	440702421	440754356	441194925	430655480	436389118	436526768	436651772
437354921	438194045	440651354	440702447	440754521	441194982	430655936	436389126	436526784	436651780
437355027	438194052	440651503	440702538	440754547	441194990	430655993	436389134	436526792	436651798
437355035	438194276	440651669	440702546	440754612	441195047	430656140	436389159	436526818	436651814
437355126	438194342	440651776	440702587	440754638	441195054	430656199	436389167	436526826	436651822
437355324	438194664	440651826	440702595	440754794	441195070	430657007	436389191	436526859	436651830
437355357	438194714	440651834	440702611	440754893	441200920	430657502	436389209	436526875	436651863
437355381	438194763	440651842	440702629	440754992	441200938	430657601	436389217	436526883	436651871
437355415	438194847	440651867	440702637	440755031	441201001	430657759	436389225	436526891	436651897
437355530	438195406	440652022	440702652	440755056	441201241	430657767	436389241	436526909	436651921
437355605	438195943	440652204	440702660	440755122	441201290	430658286	436389258	436526925	436656938
437355910	438197097	440652220	440702710	440755163	441201407	430658336	436389282	436526933	436656953
437355977	438197501	440652311	440702736	440755221	441201431	430658567	436389290	436526966	436656961
437356033	438197519	440652444	440702744	440755270	441201480	430658781	436389332	436526982	436656995
437356041	438197659	440652451	440702751	440755288	441201555	430658864	436389340	436527014	436657001
437356058	438198525	440652485	440702785	440755296	441201886	430659102	436389357	436531370	436657019
437356074	438199283	440652501	440702793	440755312	441201894	430659409	436389373	436531388	436657035
437356090	438199911	440652519	440702843	440755353	441201902	430659912	436389407	436531396	436657050
437356199	438199986	440652659	440702884	440755403	441202769	430660209	436389415	436531404	436657068
437356215	438200644	440652675	440702892	440755478	441202785	430660340	436389423	436531446	436657092
437356272	438200701	440652741	440702900	440755536	441202819	430660415	436389449	436531453	436657142
437356348	438201089	440652758	440702918	440755544	441202827	430660506	436389480	436531461	436657159
437356488	438201287	440652782	440703031	440755577	441202835	430660969	436389498	436531487	436657183
437356504	438201360	440652816	440703114	440755643	441202843	430661157	436389514	436531495	436661680
437356611	438201477	440652832	440703155	440755668	441202967	430661264	436389522	436531503	436661698
437356819	438201550	440652857	440703171	440755775	441207875	430661371	436389530	436531511	436661722
437356850	438201683	440652899	440703239	440755791	441207925	430661405	436394357	436531529	436661730
437356884	438201709	440652964	440703247	440755817	441207982	430661819	436394365	436531545	436661748
437356892	438201741	440652998	440703296	440755973	441208048	430661934	436394373	436531552	436661755
437356926	438201899	440653061	440703346	440756013	441208170	430662395	436394399	436531560	436661763
437356975	438202053	440653095	440703353	440756252	441208204	430662882	436394415	436531586	436661789
437356983	438202202	440653103	440703387	440756294	441208311	430663088	436394464	436531594	436661797
437357023	438202368	440653178	440703403	440756377	441208329	430663104	436394480	436531602	436661805
437357031	438202608	440653228	440703478	440756385	441208345	430663377	436394506	436536916	436661813
437357064	438202780	440653251	440703528	440756393	441208386	430663401	436394514	436536940	436661821
437357197	438202806	440653285	440703551	440756401	441208477	430663666	436398564	436536957	436661839
437357205	438202830	440653434	440703627	440756419	441208535	430663799	436398630	436536965	436661847
437357213	438203176	440653442	440703643	440756559	441208592	430663930	436401608	436536981	436662654
437357239	438203267	440653475	440703650	440756591	441209806	430664631	436401616	436536999	436662688
437357296	438203465	440653483	440703700	440756674	441209822	430664680	436401640	436537005	436662696
437357429	438203499	440653491	440703718	440756708	441209863	430664698	436401657	436538193	436662720
437357437	438204109	440653509	440703742	440756732	441209905	430664748	436401665	436538235	436662738
437357460	438204364	440653541	440703783	440756757	441209962	430664953	436401673	436538250	436662753
437357502	438204851	440653558	440703809	440756765	441216199	430665042	436403992	436538268	436662761
437357551	438205148	440653590	440703874	440757664	441216223	430665422	436404008	436538292	436662779
437357668	438205791	440653608	440703908	440757672	441216231	430666644	436404024	436538300	436662787
437357718	438206773	440653731	440703916	440757979	441216298	430667428	436404032	436538326	436662795
437357833	438207672	440653756	440703932	440758001	441216512	430667568	436404057	436538334	436662803
437357981	438207870	440653798	440703999	440758019	441216710	430668012	436404065	436538359	436662811

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436784953	436917348	437037161	437171093	440977098	441125168	441339454	441553245	441750569	441922564
436784961	436917371	437037179	437171119	440979482	441125176	441339462	441553252	441750577	441922598
436784979	436917389	437037195	437176910	440979508	441125184	441339470	441553260	441750585	441922614
436785000	436917405	437037203	437176928	440979516	441125192	441339488	441553278	441750593	441922622
436785018	436917413	437037245	437176951	440979524	441125200	441339496	441553286	441750601	441922630
436785034	436917447	437037286	437176969	440979532	441125218	441339504	441553294	441753720	441922648
436785042	436917454	437037294	437176977	440979565	441125226	441339512	441553302	441753746	441922655
436785067	436917470	437037302	437176993	440979573	441125234	441339520	441553336	441753753	441922689
436785075	436917488	437037310	437177009	440979581	441125259	441343761	441553344	441753761	441922697
436785083	436917496	437037328	437177017	440979599	441125267	441343779	441553351	441755550	441922705
436785109	436917504	437037336	437177025	440979615	441125275	441347952	441553377	441755576	441922713
436785117	436917520	437037351	437177041	440979631	441125283	441347994	441553385	441755584	441922721
436785141	436917538	437042450	437177066	440979649	441125291	441348000	441553393	441755592	441922739
436785166	436917546	437042468	437177082	440979656	441125309	441348018	441553401	441755600	441922747
436785174	436917553	437042476	437177090	440979664	441125325	441348026	441553427	441755618	441922754
436785182	436917561	437042500	437177116	440979680	441125341	441348042	441553443	441755626	441922762
436785190	436917587	437042518	437177124	440979706	441125374	441348059	441553450	441755634	441922770
436785208	436917595	437042526	437177132	440979714	441125390	441348067	441553468	441755642	441923893
436785224	436917611	437042534	437177157	440979722	441125408	441348075	441556859	441755659	441925542
436785232	436917629	437042542	437177165	440979730	441125416	441348091	441560984	441755667	441926250
436785240	436917637	437046832	437177173	440979748	441125424	441349206	441560992	441755675	441927878
436785257	436917645	437046857	437177181	440979755	441127529	441349214	441561008	441755683	441927886
436785281	436917652	437046881	437177199	440979771	441127545	441349222	441561016	441755691	441927894
436785299	436917660	437046899	437177215	440979789	441127552	441349230	441561024	441755717	441927936
436785307	436917678	437046907	437177223	440979797	441127560	441349248	441561032	441755733	441927944
436785323	436917686	437046923	437177249	440979813	441127578	441349255	441561677	441755741	441928686
436785331	436917694	437046931	437177264	440979839	441127594	441349271	441561685	441755758	441928694
436785356	436917702	437046956	437177280	440979854	441127602	441349289	441561693	441755766	441928702
436788293	436917710	437046980	437177314	440979862	441127610	441349297	441561701	441755972	441928710
436791008	436917736	437046998	437177322	440979870	441127628	441349313	441561719	441755980	441928728
436791016	436917751	437047004	437177355	440979896	441127636	441349321	441561727	441755998	441928736
436791024	436917777	437047012	437177371	440979904	441127651	441349339	441561750	441756004	441928751
436791032	436917793	437047046	437177397	440979920	441127669	441349347	441561768	441756012	441928769
436791040	436917801	437047053	437177439	440979946	441127677	441349354	441561784	441756020	441928777
436791057	436917819	437047087	437177454	440979953	441127685	441349362	441561800	441756053	441928785
436791073	436917835	437047095	437177462	440979979	441127693	441349388	441561818	441756079	441928793
436794978	436917843	437047111	437177470	440979987	441127719	441349412	441561826	441758729	441928801
436794986	436917884	437047152	437177488	440980001	441127727	441349446	441561834	441758737	441928819
436795009	436917892	437047178	437177496	440980027	441127768	441349453	441561842	441758745	441928827
436795017	436917926	437047186	437177512	440980035	441127776	441349461	441561867	441758752	441928835
436795025	436917934	437047194	437177546	440980043	441127792	441349479	441561875	441758760	441928850
436795033	436917942	437047236	437177553	440980050	441127800	441349487	441561883	441758786	441932464
436795041	436917959	437047251	437177561	440980084	441127818	441349495	441561909	441758802	441932498
436795058	436917967	437048333	437177579	440980092	441127826	441349503	441561917	441758828	441932506
436795066	436917975	437048341	437177587	440980100	441127834	441349511	441561925	441758836	441932514
436795074	436917983	437048366	437177595	440980118	441127867	441354156	441561933	441758844	441932886
436795082	436917991	437048374	437177769	440980126	441127875	441354172	441561941	441758851	441932902
436795108	436918007	437048382	437178288	440985612	441127883	441354180	441561966	441758869	441932910
436795140	436918023	437048390	437179922	440986099	441127909	441354214	441561974	441760899	441932936
436795157	436918031	437048416	437179948	440986107	441127925	441354222	441568466	441760923	441932951
436795165	436918049	437048440	437179955	440986115	441127933	441354230	441568474	441760931	441932977
436795173	436918064	437048457	437179971	440986131	441127958	441355518	441568482	441760949	441936481
436795181	436918072	437048465	437180003	440986156	441127966	441355526	441568490	441760956	441937216
436795207	436918080	437048473	437180011	440986164	441127982	441355559	441569068	441760980	441937224
436795215	436918098	437048481	437180029	440986172	441133121	441355575	441569076	441760998	441937232
436795249	436918106	437048507	437180045	440986180	441133139	441355872	441569084	441761004	441937844
436795256	436918114	437048523	437180052	440986198	441133147	441355880	441569092	441761293	441937851
436795264	436918122	437048531	437180060	440991362	441133154	441355898	441569100	441761301	441937869
436795298	436918163	437048549	437180086	440991370	441133162	441355906	441569118	441761319	441937893
436795306	436918171	437048556	437180102	440991388	441133170	441355922	441569134	441761327	441937919
436795322	436918189	437048564	437180110	440991396	441133204	441355930	441569142	441761335	441937927
436795363	436922843	437048580	437180128	440991412	441133212	441355955	441569159	441761368	441937935
436795371	436922868	437048598	437180144	440991420	441133246	441355989	441569167	441761376	441939279
436795389	436922876	437048614	437180151	440991479	441133253	441355997	441569175	441761392	441940715
436796460	436922884	437048648	437180169	440991487	441133261	441356003	441569183	441761400	441942687
436796478	436922942	437048663	437180177	440991511	441133279	441356011	441569191	441764198	441942893
436796494	436922959	437048705	437180193	440991529	441133287	441356037	441569225	441764206	441946027
436796528	436922975	437048713	437180201	440991545	441133295	441356052	441569233	441764230	441946043
436796544	436927016	437048739	437180219	440991560	441133311	441356060	441569241	441764248	441948155
436796551	436927909	437048747	437180227	440991578	441133329	441356078	441569266	441764255	441948171
436796577	436927925	437048762	437180235	440991594	441133337	441356086	441569282	441765898	441951845
436796585	436927933	437048770	437180243	440991610	441133352	441356094	441569290	441765906	441951852
436796619	436927958	437048804	437180250	440991636	441133360	441356102	441569308	441765914	441951860

SCH-A-13

Total Initial Cut

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
437358013	438208258	440653806	440704005	440758084	441216744	430668673	436404073	436538367	436662845
437358039	438208324	440653830	440704047	440758175	441216793	430668681	436404081	436538375	436662860
437358062	438209348	440653897	440704062	440758209	441216843	430668780	436404107	436538425	436662878
437358088	438210510	440653921	440704088	440758225	441216918	430668947	436404115	436538433	436662886
437358187	438210817	440654010	440704096	440758258	441217007	430669440	436404123	436538441	436662894
437358229	438211294	440654267	440704104	440758324	441217049	430669861	436404149	436538474	436662902
437358278	438212201	440654317	440704120	440758456	441217056	430670273	436404156	436538482	436662910
437358393	438212995	440654457	440704146	440758530	441217064	430670349	436404164	436538490	436662928
437358476	438213480	440654523	440704153	440758555	441217106	430670380	436404180	436538524	436662936
437358534	438213837	440654549	440704179	440758613	441218062	430670711	436404198	436538532	436662944
437358542	438214298	440654945	440704187	440758662	441218153	430670992	436404206	436538540	436662951
437358567	438214496	440655132	440704195	440758779	441218211	430672006	436404214	436538565	436662969
437358641	438214884	440655157	440704211	440758811	441218229	430672261	436404222	436538573	436662977
437358799	438215295	440655371	440704310	440758936	441218237	430672667	436404230	436538599	436662985
437358864	438215527	440655389	440704344	440758977	441218252	430674259	436404248	436538607	436662993
437358872	438215535	440655447	440704401	440759017	441218286	430674309	436404255	436538615	436663025
437358914	438215832	440655496	440704435	440759124	441218294	430674390	436404263	436538623	436663033
437358930	438215865	440655587	440704450	440759140	441218344	430674721	436404289	436538631	436663074
437358989	438216160	440655694	440704484	440759157	441218369	430674846	436404305	436538649	436663082
437359086	438216178	440655728	440704500	440759249	441218377	430674937	436404321	436538656	436663108
437359136	438216277	440655843	440704526	440759256	441218401	430675587	436404339	436538664	436663116
437359144	438216418	440655884	440704542	440759363	441218419	430675793	436404362	436538672	436663140
437359185	438216434	440655892	440704591	440759405	441218427	430675819	436404388	436538680	436663157
437359391	438216491	440655959	440704658	440759413	441218435	430675942	436404396	436538706	436663165
437359441	438216525	440655991	440704666	440759439	441218450	430676320	436404420	436538722	436663181
437359508	438216533	440656221	440704682	440759447	441218500	430676346	436404438	436538730	436663199
437359631	438216558	440656262	440704716	440759488	441223906	430676775	436404495	436538748	436663215
437359664	438216566	440656288	440704732	440759512	441223914	430676866	436404503	436538755	436663249
437359722	438216756	440656346	440704740	440759520	441224011	430676924	436404511	436538763	436663264
437359789	438216764	440656403	440704781	440759538	441224367	430677062	436404529	436538771	436663272
437359797	438216806	440656494	440704799	440759546	441224458	430677138	436404545	436538789	436663280
437359805	438216848	440656502	440704856	440759603	441224490	430677203	436404560	436538797	436663298
437359870	438217085	440656544	440704864	440759744	441224599	430677419	436404578	436538813	436663306
437359904	438217200	440656783	440704872	440759876	441224698	430677609	436404586	436538839	436663322
437359912	438217234	440656817	440704880	440759983	441224714	430677625	436404594	436538847	436663330
437359938	438217333	440656833	440704898	440760007	441224748	430677922	436404628	436538870	436663348
437360001	438217432	440656841	440704914	440761039	441224847	430678037	436404636	436538896	436663363
437360084	438217622	440656882	440704948	440761047	441224862	430678052	436404651	436538904	436663405
437360167	438217978	440657021	440704971	440761062	441224938	430678094	436404677	436538920	436663421
437360191	438218026	440657039	440705002	440761096	441225042	430678185	436404735	436538946	436663439

Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number	Loan Number
436796627	436927966	437048812	437180268	440991644	441133378	441356110	441569324	441765922	441951878
436796643	436927974	437048820	437180276	440991651	441133394	441356128	441569332	441765948	441951886
436796676	436927990	437048838	437180284	440991669	441133402	441356136	441569340	441765955	441951894
436796692	436928006	437048846	437180292	440991677	441133410	441356144	441569357	441765963	441951902
436796700	436928048	437048853	437180326	440991685	441133428	441356151	441569365	441765971	441951910
436796734	436928055	437048861	437180334	440991701	441133444	441356169	441569373	441765989	441951928
436796767	436928063	437048879	437180359	440991727	441133485	441356177	441569381	441766292	441954336
436796783	436928089	437048887	437180383	440991735	441133501	441356185	441576493	441766318	441954344
436796791	436928097	437048895	437180391	440991743	441133519	441356219	441576501	441766334	441954351
436796809	436928105	437048903	437180409	440991768	441138690	441356227	441576519	441766342	441954369
436796833	436928139	437048929	437180417	440991784	441138708	441356235	441576543	441766375	441954385
436796841	436928147	437048937	437180425	440991800	441138716	441356243	441576550	441766383	441954393
436796866	436928162	437048960	437180433	440991834	441138724	441356250	441576576	441766391	441960903
436796874	436928170	437048978	437180441	440991875	441138732	441356276	441576584	441766409	441960911
436796882	436928188	437048986	437180458	440991891	441138757	441356284	441576592	441766417	441963949
436796908	436928204	437051238	437180466	440991909	441138765	441356292	441577103	441766425	441966165
436796916	436928212	437054125	437180490	440991917	441138773	441361482	441577111	441766433	441966173
436796924	436928220	437054133	437180508	440991925	441138799	441361490	441577129	441766441	441966181
436796965	436928253	437054141	437180516	440995041	441138807	441361508	441577145	441766458	441966546
436796973	436928261	437054158	437180524	440995066	441138815	441361516	441577152	441766466	441966553
436797005	436928295	437054166	437180540	440995074	441138831	441361532	441577160	441766474	441969169
436797021	436928303	437054190	437180565	440995090	441138849	441361540	441577186	441766482	441970985
436797039	436928311	437054216	437180581	440995108	441138856	441361581	441577202	441766490	441971009
436797047	436928337	437054224	437180599	440995116	441138864	441361599	441577210	441766516	441987898
436797062	436928345	437054240	437180607	440995132	441138872	441361607	441577228	441766524
436797088	436928352	437054257	437180623	440995140	441140878	441364866	441577244	441766532
436797096	436928378	437054265	437186091	440995157	441140886	441364874	441577277	441766540
436801104	436928386	437054273	437186232	440995181	441140894	441365913	441577285	441766557
436802334	436928394	437054281	437187800	440995199	441140902	441365921	441577293	441768207
436802359	436928402	437058829	437187818	440995207	441140928	441365939	441577301	441769288
436802375	436928410	437058852	437187826	440995215	441140936	441365947	441577319	441769619
436802391	436928428	437058860	437187834	440995223	441140951	441365954	441577368	441769734
436802417	436928436	437058886	437187842	440995231	441140969	441365962	441577376	441769759
436802425	436928444	437058894	437187859	440995249	441140977	441365970	441577384	441771631
436802433	436928451	437058902	437187867	440995256	441141009	441365988	441579943	441771862
436802466	436928477	437058928	437187883	440995264	441141017	441365996	441579968	441771870
436802482	436928485	437058936	437187891	440995280	441141025	441366002	441579976	441771888
436802490	436928501	437058944	437187933	440995298	441141033	441366010	441579984	441771896
436805493	436928519	437058951	437187958	440995306	441141041	441366028	441583317	441772217
436806517	436928527	437058969	437187966	440995314	441141058	441366044	441583325	441772225

SCH-A-14

SCHEDULE B

REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE SERVICER

1. Characteristics of Receivables. Each Receivable (A) was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was validly assigned by such Originating Affiliate to AmeriCredit (iii) by a Dealer and purchased by AmeriCredit from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment with AmeriCredit and was validly assigned by such Dealer to AmeriCredit pursuant to a Dealer Assignment or (iv) by a Third-Party Lender and purchased by AmeriCredit from such Third-Party Lender under an existing Auto Loan Purchase and Sale Agreement or pursuant to a Third-Party Lender Assignment with AmeriCredit and was validly assigned by such Third-Party Lender to AmeriCredit pursuant to a Third-Party Lender Assignment (B) was originated by AmeriCredit, such Originating Affiliate, such Dealer or such Third-Party Lender for the retail sale of a Financed Vehicle in the ordinary course of AmeriCredit’s, such Originating Affiliate’s, the Dealer’s or the Third-Party Lender’s business, in each case was originated in accordance with AmeriCredit’s credit policies and was fully and properly executed by the parties thereto, and AmeriCredit, each Originating Affiliate, each Dealer and each Third-Party Lender had all necessary licenses and permits to originate Receivables in the state where AmeriCredit, each such Originating Affiliate, each such Dealer or each such Third-Party Lender was located, (C) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (D) is a Receivable which provides for level monthly payments (provided that the period in the first Collection Period and the payment in the final Collection Period of the Receivable may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term and (E) has not been amended or collections with respect to which waived, other than as evidenced in the Receivable File or the Servicer’s electronic records relating thereto.

2. No Fraud or Misrepresentation. Each Receivable was originated (i) by AmeriCredit, (ii) by an Originating Affiliate and was assigned by the Originating Affiliate to AmeriCredit, (iii) by a Dealer and was sold by the Dealer to AmeriCredit, or (iv) by a Third-Party Lender and was sold by the Third-Party Lender to AmeriCredit, and was sold by AmeriCredit to the Seller without any fraud or misrepresentation on the part of Originating Affiliate, Dealer or Third-Party Lender or AmeriCredit in any case.

3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board’s Regulations “B” and “Z” (including amendments to the Federal Reserve’s Official Staff Commentary to Regulation Z, effective October 1, 1998, concerning negative equity loans), the Servicemembers Civil Relief Act, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Receivables and the Financed Vehicles, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

SCH-B-1

4. Origination. Each Receivable was originated in the United States.

5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cutoff Date of the Servicemembers Civil Relief Act, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

6. No Government Obligor. No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

7. Obligor Bankruptcy. At the Cutoff Date no Obligor had been identified on the records of AmeriCredit as being the subject of a current bankruptcy proceeding.

8. Schedule of Receivables. The information set forth in the Schedule of Receivables has been produced from the Electronic Ledger and was true and correct in all material respects as of the close of business on the Cutoff Date.

9. Marking Records. Each of AmeriCredit and the Seller has indicated in its files that the Receivables have been sold to the Trust pursuant to the Sale and Servicing Agreement and Granted to the Trust Collateral Agent pursuant to the Indenture. Further, AmeriCredit has indicated in its computer files that the Receivables are owned by the Trust.

10. Computer Tape. The Computer Tape made available by the Seller to the Trust on the Closing Date was complete and accurate as of the Cutoff Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

11. Adverse Selection. No selection procedures adverse to the Noteholders were utilized in selecting the Receivables from those receivables owned by the Seller which met the selection criteria set forth in clauses (A) through (M) of number 29 of this Schedule B.

12. Chattel Paper. The Receivables constitute “tangible chattel paper” or “electronic chattel paper” within the meaning of the UCC as in effect in the States of Texas, New York, Nevada and Delaware.

13. One Original. There is only one original executed copy (or with respect to “electronic chattel paper”, one authoritative copy) of each Contract. With respect to Contracts that are “electronic chattel paper”, each authoritative copy (a) is unique, identifiable and unalterable (other than with the participation of the Trust Collateral Agent in the case of an addition or amendment of an identified assignee and other than a revision that is readily identifiable as an authorized or unauthorized revision), (b) has been marked with a legend to the following effect: “Authoritative Copy” and (c) has been communicated to and is maintained by or on behalf of the Custodian.

SCH-B-2

14. Not an Authoritative Copy. With respect to Contracts that are “electronic chattel paper”, the Seller has marked all copies of each such Contract other than an authoritative copy with a legend to the following effect: “This is not an authoritative copy.”

15. Revisions. With respect to Contracts that are “electronic chattel paper”, the related Receivables have been established in a manner such that (a) all copies or revisions that add or change an identified assignee of the authoritative copy of each such Contract must be made with the participation of the Trust Collateral Agent and (b) all revisions of the authoritative copy of each such Contract are readily identifiable as an authorized or unauthorized revision.

16. Pledge or Assignment. With respect to Contracts that are “electronic chattel paper”, the authoritative copy of each Contract communicated to the Custodian has no marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Trust Collateral Agent.

17. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains the original Lien Certificate or a copy of the application therefor. Related documentation concerning the Receivable, including any documentation regarding modifications of the Contract, will be maintained electronically by the Servicer in accordance with customary policies and procedures. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. With respect to any Receivables that are tangible chattel paper, the complete Receivable File, including a fully executed original of the Contract, for each Receivable currently is in the possession of the Custodian.

18. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No terms of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File or the Servicer’s electronic records.

19. Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement or pursuant to transfers of the Notes.

20. Good Title. Immediately prior to the conveyance of the Receivables to the Trust pursuant to this Agreement, the Seller was the sole owner thereof and had good and indefeasible title thereto, free of any Lien and, upon execution and delivery of this Agreement by the Seller, the Trust shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer or Third-Party Lender has a participation in, or other right to receive, proceeds of any Receivable. The Seller has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements, Auto Loan Purchase and Sale Agreements, Dealer Assignments or Third-Party Lender Assignments or to payments due under such Receivables.

SCH-B-3

21. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender which first priority security interest has been assigned to AmeriCredit) in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) named as the original secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, AmeriCredit or the related Originating Affiliate has applied for or received written evidence from the related Dealer or Third-Party Lender that such Lien Certificate showing AmeriCredit, an Originating Affiliate, the Issuer or a Titled Third-Party Lender, as applicable, as first lienholder has been applied for and the Originating Affiliate’s or Titled Third-Party Lender’s security interest has been validly assigned by the Originating Affiliate or Titled Third-Party Lender, as applicable, to AmeriCredit and AmeriCredit’s security interest (assigned by AmeriCredit to the Seller pursuant to the Purchase Agreement) has been validly assigned by the Seller to the Trust pursuant to this Agreement. This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Trust, which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Seller. Immediately after the sale, transfer and assignment by the Seller to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trust Collateral Agent as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cutoff Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Receivable.

22. All Filings Made. All filings (including, without limitation, UCC filings (including, without limitation, the filing by the Seller of all appropriate financing statements in the proper filing office in the State of Nevada under applicable law in order to perfect the security interest in the Receivables granted to the Trust hereunder)) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trust and the Trust Collateral Agent a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the Other Conveyed Property have been made, taken or performed.

23. No Impairment. The Seller has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivables or otherwise to impair the rights of the Trust, the Trustee, the Trust Collateral Agent and the Noteholders in any Receivable or the proceeds thereof. Other than the security interest granted to the Trust pursuant to this Agreement and except any other security interests that have been fully

SCH-B-4

released and discharged as of the Closing Date, the Seller has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Seller has not authorized the filing of and is not aware of any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Trust hereunder or that has been terminated. The Seller is not aware of any judgment or tax lien filings against it.

24. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations to the holder thereof with respect to such Receivable.

25. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

26. No Default. There has been no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing. As of the Cutoff Date no Financed Vehicle had been repossessed.

27. Insurance. At the time of an origination of a Receivable by AmeriCredit, an Originating Affiliate, a Dealer or Third-Party Lender, each Financed Vehicle is required to be covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming AmeriCredit (or an Originating Affiliate or a Titled Third-Party Lender) as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming AmeriCredit, an Originating Affiliate or a Titled Third-Party Lender and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so. No Financed Vehicle is insured under a policy of Force-Placed Insurance on the related Cutoff Date.

28. Remaining Principal Balance. At the Cutoff Date the Principal Balance of each Receivable set forth in the Schedule of Receivables is true and accurate in all material respects.

29. Certain Characteristics of the Receivables.

(A) Each Receivable had a remaining maturity as of the Cutoff Date of not more than 96 months.

(B) Each Receivable had an original maturity as of the Cutoff Date of not more than 96 monthly payments.

SCH-B-5

(C) Each Receivable had a remaining Principal Balance as of the Cutoff Date of at least $250 and not more than $150,000.

(D) Each Receivable had an Annual Percentage Rate as of the Cutoff Date, of at least 1% and not more than 28%.

(E) No Receivable was more than 30 days past due as of the Cutoff Date.

(F) No funds had been advanced by AmeriCredit, any Originating Affiliate, any Dealer, any Third-Party Lender, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (E) above.

(G) Each Obligor had a billing address in the United States as of the date of origination of the related Receivable, is a natural person and is not an Affiliate of any party to the Basic Documents.

(H) Each Receivable is denominated in, and each Contract provides for payment in, United States dollars.

(I) Each Receivable is identified on the Servicer’s master servicing records as a retail automobile installment sales contract.

(J) Each Receivable arose under a Contract that is assignable without the consent of, or notice to, the Obligor thereunder, and does not contain a confidentiality provision that purports to restrict the ability of the Servicer to exercise its rights under the Sale and Servicing Agreement, including, without limitation, its right to review the Contract.

(K) Each Receivable arose under a Contract with respect to which AmeriCredit has performed all obligations required to be performed by it thereunder, and, in the event such Contract is an installment sales contract, delivery of the Financed Vehicle to the related Obligor has occurred.

(L) No automobile related to a Receivable was held in repossession inventory as of the Cutoff Date.

(M) No Obligor was in bankruptcy as of the Cutoff Date.

30. Interest Calculation. Each Contract provides for the calculation of interest payable thereunder under either the “simple interest” method, the “Rule of 78’s” method or the “precomputed interest” method.

31. Lockbox Account. Each Obligor has been, or will be, directed to make all payments on their related Receivable to the Lockbox Processor for deposit into the Lockbox Account.

32. Lien Enforcement. Each Receivable provides for enforcement of the lien or the clear legal right of repossession, as applicable, on the Financed Vehicle securing such Receivable.

SCH-B-6

33. Prospectus Supplement Description. Each Receivable conforms, and all Receivables in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

34. Risk of Loss. Each Contract contains provisions requiring the Obligor to assume all risk of loss or malfunction on the related Financed Vehicle, requiring the Obligor to pay all sales, use, property, excise and other similar taxes imposed on or with respect to the Financed Vehicle and making the Obligor liable for all payments required to be made thereunder, without any setoff, counterclaim or defense for any reason whatsoever, subject only to the Obligor’s right of quiet enjoyment.

35. Leasing Business. To the best of the Seller’s and the Servicer’s knowledge, as appropriate, no Obligor is a Person involved in the business of leasing or selling equipment of a type similar to the Obligor’s related Financed Vehicle.

36. Consumer Leases. No Receivable constitutes a “consumer lease” under either (a) the UCC as in effect in the jurisdiction the law of which governs the Receivable or (b) the Consumer Leasing Act, 15 USC 1667.

37. Perfection. The Seller has taken all steps necessary to perfect AmeriCredit’s security interest against the related Obligors in the property securing the Receivables and will take all necessary steps on behalf of the Trust to maintain the Trust’s perfection of the security interest created by each Receivable in the related Financed Vehicle.

SCH-B-7

SCHEDULE C

SERVICING POLICIES AND PROCEDURES

Note: Applicable Time Periods Will Vary by State

Compliance with state collection laws is required of all AmeriCredit Collection Personnel. Additionally, AmeriCredit has chosen to follow the guidelines of the Federal Fair Debt Collection Practices Act (FDCPA).

The Collection Process

AmeriCredit mails each customer a monthly billing statement 16 to 20 days before payment is due.

A.	All accounts are issued to the Computer Assisted Collection System (CACS) at 5 days delinquent or at such other dates of delinquency as determined by historical payment patterns of the account.

B.	The CACS segregates accounts into two major groups: loans 5-45 days delinquent and those over 45 days delinquent.

C.	Loans delinquent up to 45 days are then further segregated into two groups: accounts that have good phone numbers and those that do not.

D.	Loans up to 45 days delinquent are transferred to (AmeriCredit’s predictive dialing system). The system automatically dials the phone number related to a delinquent account for all accounts that have good phone numbers. When a connection is made, the account is then routed to the next available account representative.

E.	Loans without good phone numbers are called manually, through the CACS system, or in a preview dialer campaign.

F.	All reasonable collection efforts are made in an attempt to prevent these accounts from becoming 30+ days delinquent – this includes the use of collection letters. Collection letters may be utilized between 5th and 25th days of delinquency.

G.	When an account reaches 31 days delinquent, a collector determines if any default notification is required in the state where the debtor lives.

H.	When an account exceeds 45 days delinquent, the loan is assigned to a 46+ collection team which will continue the collection effort until resolution. If the account cannot be resolved through normal collection efforts (i.e., satisfactory payment arrangements) then the account may be submitted for repossession approval. An officer must approve all repossession requests.

I.	CACS allows each collector to accurately document and update each customer file when contact (verbal or written) is made.

SCH-C-1

Repossessions

If repossession of the collateral occurs, the following steps are taken:

A.	Proper authorities are notified (if applicable).

B.	An inventory of all personal property is taken and a condition report is prepared on the vehicle.

C.	Written notification, as required by state law, is sent to the customer(s) stating their rights of redemption or reinstatement along with information on how to obtain any personal property that was in the vehicle at the time of repossession.

D.	Written request to the originating dealer for all refunds due for dealer adds is made.

E.	Collateral disposition through public or private sale, (dictated by state law), in a commercially reasonable manner, through a third-party auto auction.

F.	After the collateral is liquidated, the debtor(s) is notified in writing of the deficiency balance owed, if any.

Use of Due Date Changes

Due dates may be changed subject to the following conditions:

A.	The account is contractually current or will be brought current with the due date change.

B.	Due date changes cannot exceed the total of 30 days over the life of the contract.

C.	The first installment payment has been paid in full.

D.	Only one due date change in a twelve month period.

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Use of Payment Deferments

A payment deferral is offered to customers who have the desire and capacity to make future payments but who have encountered temporary financial difficulties.

A.	A minimum of six payments have been made on the account and a minimum of six payments have been made since the most recent deferment (if any).

B.	The account will be brought current with the deferment.

C.	A deferment fee is collected on all transactions.

D.	No more than eight total payments may be deferred over the life of the loan.

SCH-C-2

Any exceptions to the above stated policy must be approved by the appropriate level of authority.

Charge-Offs

It is AmeriCredit’s policy that any account that is not successfully recovered by 120 days delinquent is submitted to an Officer for approval and charge-off.

It is AmeriCredit’s policy to carry all Chapter 13 bankruptcy accounts until 120 days delinquent. A partial charge-off is taken for the unsecured portion of the account. On fully reaffirmed Chapter 7 bankruptcy accounts, the accounts can be deferred current at the time of discharge.

Deficiency Collections

Collections on charged-off accounts are continued internally and/or assigned to third party collection agencies for deficiency balances.

SCH-C-3

EXHIBIT A

SERVICER’S CERTIFICATE

AmeriCredit Prime Automobile Receivables Trust 2009-1

Class A-1 .33063% Asset Backed Notes

Class A-2 1.40% Asset Backed Notes

Class A-3 2.21% Asset Backed Notes

Class A-4 2.90% Asset Backed Notes

Class B 3.76% Asset Backed Notes

Class C 4.99% Asset Backed Notes

Servicer’s Certificate

This Servicer’s Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Prime Automobile Receivables Trust 2009-1, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Wells Fargo Bank, N.A., as the Backup Servicer and Trust Collateral Agent, dated as of October 21, 2009. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

	Purchases	Units	Cut-off Date	Closing Date	Original Pool Balance
Monthly Period Beginning:
Monthly Period Ending:
Prev. Distribution/Close Date:	Initial Purchase
Distribution Date:
Days of Interest for Period:	Total
Days in Collection Period:
Seasoning/Months Since Closing:

I.	MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

{1}	Beginning of period Aggregate Principal Balance			{1}

Monthly Principal Amounts

	{2}	Collections on Receivables outstanding at end of period	{2}
	{3}	Collections on Receivables paid off during period	{3}
	{4}	Receivables becoming Liquidated Receivables during period	{4}
	{5}	Receivables becoming Purchased Receivables during period	{5}
	{6}	Other Receivables adjustments	{6}
	{7}	Less amounts allocable to Interest	{7}

	{8}	Total Monthly Principal Amounts		{8}

{9}	End of period Aggregate Principal Balance			{9}

{10}	Pool Factor			{10}

			Class A-1	Class A-2	Class A-3	Class A-4

II.	MONTHLY PERIOD NOTE BALANCE CALCULATION:

{11}	Original Note Balance	{11}

{12}	Beginning of period Note Balance	{12}

{13}	Noteholders’ Principal Distributable Amount	{13}
{14}	Noteholders’ Accelerated Principal Amount	{14}
{15}	Aggregate Principal Parity Amount	{15}
{16}	Matured Principal Shortfall	{16}

{17}	End of period Note Balance	{17}

{18}	Note Pool Factors	{18}

			Class B	Class C	TOTAL
{19}	Beginning of period Note Balance	{19}

{20}	Noteholders’ Principal Distributable Amount	{20}
{21}	Noteholders’ Accelerated Principal Amount	{21}
{22}	Aggregate Principal Parity Amount	{22}
{23}	Matured Principal Shortfall	{23}

{24}	End of period Note Balance	{24}

{25}	Note Pool Factors	{25}

1

III.	CALCULATION OF STEP-DOWN AMOUNT:
{26}	Ending Pool Balance	{26}
{27}	31.25% of Ending Pool Balance	{27}
{28}	Less Specified Reserve Balance	{28}
{29}	Sum of {27}, and {28}	{29}
{30}	Required Pro Forma Note Balance {26} - {29}	{30}

{31}	Beginning Note Balance	{31}
{32}	Total Monthly Principal Amount	{32}
{33}	Pro Forma Note Balance	{33}

{34}	Excess of Required Pro-forma over Pro-forma Note Balance	{34}
{35}	Pool Balance minus Pro Forma Note Balance not to be less than 1.00% Original Pool Balance	{35}		__________
{36}	Step Down Amount (Lessor of {34} and {35}	{36}

IV.	CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:
{37}	Total Monthly Principal Amounts		{37}
{38}	Step-down Amount		{38}
{39}	Principal Distributable Amount		{39}

V.	CALCULATION OF INTEREST DISTRIBUTABLE AMOUNT:

	Class	Beginning Note Balance	Interest Carryover	Interest Rate	Days	Days Basis	Calculated Interest
{40}	Class A - 1			0.33063%		Actual days/360
{41}	Class A - 2			1.40%		30/360
{42}	Class A - 3			2.21%		30/360
{43}	Class A - 4			2.90%		30/360
{44}	Class B			3.76%		30/360
{45}	Class C			4.99%		30/360

VI.	RECONCILIATION OF COLLECTION ACCOUNT:
Available Funds:

	{46}	Collections on Receivables during period (net of Liquidation Proceeds and Fees)	{46}
	{47}	Liquidation Proceeds collected during period	{47}
	{48}	Purchase Amounts deposited in Collection Account	{48}
	{49}	Investment Earnings - Collection Account	{49}
	{50}	Investment Earnings - Transfer From Reserve Account	{50}
	{51}	Collection of Supplemental Servicing - Extension Fees	{51}
	{52}	Collection of Supplemental Servicing - Repo and Recovery Fees Advanced	{52}
	{53}	Collection of Supplemental Servicing - Late Fees & Prepayment Penalty Fees	{53}

	{54}	Total Available Funds	{54}

Distributions:

	{55}	Base Servicing Fee	{55}
	{56}	Repo and Recovery Fees - reimbursed to Servicer	{56}
	{57}	Bank Service Charges - reimbursed to Servicer	{57}
	{58}	Late Fees & Prepayment Penalty Fees - reimbursed to Servicer	{58}
	{59}	Agent fees	{59}
	{60}	Backup Servicer	{60}
	{61}	Class A-1 Noteholders’ Interest Distributable Amount pari passu	{61}
	{62}	Class A-2 Noteholders’ Interest Distributable Amount pari passu	{62}
	{63}	Class A-3 Noteholders’ Interest Distributable Amount pari passu	{63}
	{64}	Class A-4 Noteholders’ Interest Distributable Amount pari passu	{64}
	{64}	Class A Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{64}
	{65}	Class B Noteholders’ Interest Distributable Amount	{65}
	{66}	Class B Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{66}
	{67}	Class C Noteholders’ Interest Distributable Amount	{67}
	{68}	Class C Noteholders’ Principal Parity Amount or Matured Principal Shortfall	{68}
	{69}	Noteholders’ Principal Distributable Amount	{69}
	{70}	To the Reserve Account, the Reserve Account Deposit	{70}
	{71}	Accelerated Principal Amount	{71}
	{72}	Additional fees (Indenture Trustee, Owner Trustee, Trust Collateral Agent, Backup Servicer)	{72}	__________
	{73}	To the Certificateholders, the aggregate amount remaining	{73}

	{74}	Total distributions	{74}

2

VlI.	CALCULATION OF PRINCIPAL PARITY AMOUNT:

	Class	(X) Cumulative Note Balance	(Y) Pool Balance	(I) Excess of (X) - (Y)	(II) Available Funds in Waterfall	Lesser of (I) or (II)
{75}	Class A-1
{76}	Class A-2
{77}	Class A-3
{78}	Class A-4
{79}	Class B
{80}	Class C
{81}	Total
** Principal Parity Amount distributed as Noteholders Principal Distributable in first three months of Trust

VlII.	CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

{82}	Excess Available Funds			{82}
{83}	Pro-Forma Note Balance (Calculated after Step-Down)			{83}
{84}	Required Pro Forma Note Balance			{84}
{85}	Excess of Pro-Forma Balance over Required Pro-Forma Balance			{85}
{86}	Lesser of Excess Available Funds or Excess of Pro-Forma Note Balance			{86}

IX.	RECONCILIATION OF RESERVE ACCOUNT:

Initial
{87}	Specified Reserve Balance

{88}	Beginning of period Reserve Account balance		{88}

{89}	The Reserve Account Deposit, from Collection Account		{89}
{90}	Investment Earnings		{90}
{91}	Investment Earnings - transferred to Collection Account Available Funds		{91}
{92}	Reserve Account Withdrawal Amount		{92}

{93}	End of period Reserve Account balance		{93}

X.	CALCULATION OF TOTAL OVERCOLLATERALIZATION:

{94}	Aggregate Principal Balance		{94}
{95}	End of Period Note Balance		{95}
{96}	Overcollateralization		{96}
{97}	Overcollateralization %		{97}

XI.	MONTHLY PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

					Cumulative	Monthly
{98}	Original Number of Receivables		{98}
{99}	Beginning of period number of Receivables		{99}
{100}	Number of Receivables becoming Liquidated Receivables during period		{100}
{101}	Number of Receivables becoming Purchased Receivables during period		{101}
{102}	Number of Receivables paid off during period		{102}
{103}	End of period number of Receivables		{103}

XII.	STATISTICAL DATA: (CURRENT AND HISTORICAL):

			Original		Prev. Month	Current
{104}	Weighted Average APR of the Receivables	{104}
{105}	Weighted Average Remaining Term of the Receivables	{105}
{106}	Weighted Average Original Term of Receivables	{106}
{107}	Average Receivable Balance	{107}
{108}	Net Losses in Period	{108}
{109}	Aggregate Realized Losses	{109}
{110}	Aggregate Realized Loss Percentage	{110}

XIII.	DELINQUENCY:

			Units		Dollars	Percentage

Receivables with Scheduled Payment delinquent
	{111} 31-60 days	{111}
	{112} 61-90 days	{112}
	{113} over 90 days	{113}
	{114} Total	{114}

XIV.	EXTENSIONS

	{115} Principal Balance of Receivables extended during current period	{115}
	{116} Beginning of Period Aggregate Principal Balance	{116}
	{117} Extension Rate {115} divided by {116}	{117}

By:
Name:
Title:
Date:

3